Exhibit 10.2

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ACT OF 1933, AS AMENDED

COLLABORATION AGREEMENT

BY AND BETWEEN

UNUM THERAPEUTICS, INC.

AND

SEATTLE GENETICS, INC.

DATED AS OF JUNE 7, 2015

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i

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COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (the “Agreement”) is entered into as of June 7, 2015 (the “Effective Date”) by and between UNUM THERAPEUTICS, INC., a Delaware corporation having its principal place of business at One Broadway 4th Floor, Cambridge, MA 02142 (“Unum”), and SEATTLE GENETICS, INC., a Delaware corporation having a principal office at 21823 30th Drive SE, Bothell, WA 98021 (“SGI”). Unum and SGI are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

Unum is a cellular immunotherapy biotechnology company with expertise in the research and development of ACTR therapeutics.

SGI is a biotechnology company focused on the development and commercialization of antibody-based therapies for the treatment of cancer.

SGI and Unum desire to collaborate together to develop combination therapies based upon antibodies co-administered with ACTR T-cells (as defined below).

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural form, will have the meanings set forth in this Article 1. In addition, the terms “includes,” “including,” “include” and derivative forms of them will be deemed followed by the phrase “without limitation” (regardless of whether it is actually written there (and drawing no implication from the actual inclusion of such phrase in some instances after such terms but not others)) and the term “or” has the inclusive meaning represented by the phrase “and/or” (regardless of whether it is actually written (and drawing no implication from the actual use of the phrase “and/or” in some instances but not in others)). Unless otherwise stated, dollar amounts set forth herein are U.S. dollars.

1.1 “A1 Antigen” means the Antigen designated as [***], described with more particularity in the Research Plan.

1.2 “A2 Antigen” means the Antigen designated as B-cell maturation antigen (BCMA), described with more particularity in the Research Plan.

1.3 “A3 Antigen” means the Antigen designated by the Parties pursuant to Section 2.2(b).

1.4 “A3 Antigen Notice” has the meaning set forth in Section 2.2(b).

1.5 “A3 Antigen Selection Fee” has the meaning set forth in Section 11.3.

1.6 “A3 Antigen Selection Period” has the meaning set forth in Section 2.2(b).

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1.7 “Acquiring Party” has the meaning set forth in Section 10.9(a).

1.8 “Acquisition Third Party” has the meaning set forth in Section 10.9(a).

1.9 “Acquisition Transaction” has the meaning set forth in Section 10.9(a).

1.10 “ACTR” means a chimeric T-cell receptor that has been genetically engineered to contain a Fc-binding-domain.

1.11 “ACTR Data” has the meaning set forth in Section 10.1(e).

1.12 “ACTR Marks” has the meaning set forth in Section 12.8.

1.13 “ACTR Matter” means any matter that (a) directly relates to ACTR T-cells or the ACTR platform technology and (b) could be reasonably expected to adversely impact (i) any [***] or [***],[***] or [***] matters, or [***] and [***] or [***] and [***] relating to any ACTR T-cells or the ACTR platform technology, or (ii) the [***] or [***] of the ACTR platform technology.

1.14 “ACTR T-cell Clinical Supply Agreement” has the meaning set forth in Section 9.2(d)(i).

1.15 “ACTR T-cell Commercial Supply Agreement” has the meaning set forth in Section 9.2(e)(i).

1.16 “ACTR T-cells” means T-cells that express an ACTR that engages an Antibody.

1.17 “Actual Unit Cost” means the Manufacturing Cost per unit for ACTR T-cells or SGI Antibodies (as applicable), calculated in accordance with GAAP and on the same basis as used to report cost of sales and inventory cost in a Party’s externally provided financial statements and will be consistently applied during the Term.

1.18 “Affiliate” means, with respect to a particular Person, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Person. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of more than [***] of the voting stock of such entity, or by contract or otherwise.

1.19 “Agreement” has the meaning set forth in the preamble hereto.

1.20 “Alliance Manager” has the meaning set forth in Section 4.1.

1.21 “Alternative Product” means any therapeutic compound or product (other than any Research Candidate, Development Candidate or Product) composed of the combination or co-administration of (a) an Antibody that specifically targets a Collaboration Antigen (that for clarity is the Collaboration Antigen of a Research Candidate, Development Candidate, Product or Reversion Product that is then subject to this Agreement) and (b) any [***] therapies (including [***], etc.), to the extent (and only to the extent) [***] are [***], whether administered together, separately, simultaneously, sequentially or otherwise in relation to such Antibody.

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1.22 “Alternative Product Notice” has the meaning set forth in Section 10.9(a).

1.23 “Ancillary Agreement” means any supply agreement entered into between the Parties or their respective Affiliates pursuant to Article 9, any Co-Promotion Agreement, or any Transition Agreement.

1.24 “Antibody” means an antibody, or conjugate thereof, or fragment thereof, or a molecule that is derived from nucleotide sequences encoding, or amino acid sequences of, any such antibody or fragment, that specifically targets an Antigen.

1.25 “Antigen” means a protein and any unique fragment, peptide or epitope thereof, and any naturally occurring allelic variant or splice variants thereof, in each case that are encoded by the same gene.

1.26 “Applicable Law” means the applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of Governmental Authorities, including Regulatory Authorities, that may be in effect from time to time, including the Foreign Corrupt Practices Act of 1977, as amended.

1.27 “Arbitral Matter” has the meaning set forth in Section 17.1.

1.28 “Bankrupt Party” has the meaning set forth in Section 16.8.

1.29 “Bankruptcy Code” has the meaning set forth in Section 16.3(b).

1.30 “Biosimilar Product” means, on a country-by-country basis, a biologic product (a) whose licensing, approval, or marketing authorization relies in whole or in part on a prior approval, licensing or marketing authorization granted any Product, (b) whose licensing, approval, or marketing authorization relies in whole or in part on any data generated in support of a prior approval, licensing, or marketing authorization granted any Product, or (c) is determined by the FDA to be interchangeable with a Product, as set forth at 42 USC 262(k)(4). Any product or component thereof (including any Product or component thereof) licensed, marketed, sold, manufactured, or produced by a Party, its Affiliates or (sub)licensees will not constitute a Biosimilar Product.

1.31 “Business Combination” has the meaning set forth in Section 18.6(a)(ii).

1.32 “Business Day” means a day other than (a) a Saturday or a Sunday, or (b) a holiday recognized by the U.S. federal government.

1.33 “CART” means a genetically engineered Antibody-fragment containing chimeric antigen receptor (CAR)-modified T-cell.

1.34 “Claim” has the meaning set forth in Section 14.3.

1.35 “Clinical Trials” means any human clinical trial of a product.

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1.36 “CMC Activities” means those Manufacturing activities and regulatory activities designed to support preparation of the Chemistry, Manufacturing and Controls sections of any Regulatory Materials or Regulatory Approval.

1.37 “CME Costs” means all costs and expenses associated with providing continuing medical education for the Products in the Shared Territory, including costs of investigator sponsored trials, medical affairs, medical/scientific liaisons, and publications, professional symposia, speaker and activity programs, but specifically excludes any FTE costs or other internal costs associated with providing the foregoing.

1.38 “CMO” has the meaning set forth in Section 9.8(c).

1.39 “Collaboration Antigen Exchange” has the meaning set forth in Section 2.3(a).

1.40 “Collaboration Antigens” means any or all of the A1 Antigen, the A2 Antigen, the A3 Antigen, or any Replacement Antigen that is included as a Collaboration Antigen in a Collaboration Antigen Exchange in accordance with Section 2.3, as the context requires.

1.41 “Commercialization” means all activities, whether undertaken before or after obtaining Regulatory Approvals of an MAA or NDA, relating specifically to the pre-launch, launch, promotion, marketing, branding, sales, and distribution of a Product, including: (a) strategic marketing, sales force detailing, advertising, medical education and liaison, reimbursement (other than Pricing Approval) and market access activities and market and Product support; and (b) all customer support, Product distribution, invoicing and sales activities. For clarity, Commercialization will exclude any Research, Development and Manufacturing activities. “Commercialize” has a correlative meaning.

1.42 “Commercially Reasonable Efforts” means, with respect to the Research, Development or Commercialization of a Research Candidate, Development Candidate or Product, as applicable, that level of efforts and resources commonly dedicated in the pharmaceutical industry by [***] to the Research, Development or Commercialization, as the case may be, of a product of similar commercial potential at a similar stage in its lifecycle, in each case taking into account, on a market-by-market basis, issues of safety and efficacy, product profile, the therapeutic modality of the product, the proprietary position, the then-current competitive environment for such product and the likely timing of such product’s entry into the market, the regulatory environment and status of such product, and other relevant scientific, technical and commercial factors; provided, however, that for the purpose of determining Commercially Reasonable Efforts with respect to a Party (a) any other pharmaceutical product such Party is then discovering, researching, developing, manufacturing or commercializing in the Territory other than pursuant to this Agreement, alone or with one or more Affiliates or Third Parties, or (b) the payments required to be made by such Party to the other Party pursuant to this Agreement, in each case [***].

1.43 “Committee” means the Joint Steering Committee, Joint Development Committee, Joint Commercialization Committee or Joint Manufacturing Committee, or any other subcommittee established under Article 4, as applicable.

1.44 “Competitive Infringement” has the meaning set forth in Section 12.6(a).

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1.45 “Confidential Information” means, with respect to a Party or any of its Affiliates, and subject to Section 15.2, all confidential or proprietary information of such Party or such Affiliate that is disclosed to the other Party or any of its Affiliates under this Agreement.

1.46 “Continuing Party” means, on a Development Candidate-by-Development Candidate and associated Product-by-Product basis, the Party that continues to Develop and Commercialize such Development Candidate and associated Product following an opt-out by the Opt-Out Party pursuant to Section 3.1 or Section 3.2.

1.47 “Control” means, with respect to any Materials, Know-How, Patent, Regulatory Materials or Regulatory Approvals, the possession (whether by ownership or license) by a Party or its Affiliates of the ability to grant to the other Party a license, sublicense or access as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party, in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense or access.

1.48 “Co-Promotion” means those detailing and promotional activities (including performing sales calls) with respect to a Product undertaken by personnel of either Party to encourage appropriate prescribing of such Product in the Shared Territory.

1.49 “Co-Promotion Agreement” has the meaning set forth in Section 8.3(c)(ii).

1.50 “CPI” means the Consumer Price Index for the U.S. City Average (all items) on a six (6) month look-back basis starting on January 1, 2016, and then on a twelve (12) month look-back basis starting on January 1, 2017 and continuing thereafter.

1.51 “Detail Cost” means (a) with respect to a face-to-face detail by either Party in the Shared Territory in an amount to be agreed to by the Parties in the Co-Promotion Agreement; and (b) with respect to any e-detail or detail through video, such amount approved by the JCC and subject to increase based on reasonable commercial comparisons at the time.

1.52 “Develop” or “Development” means the conduct of clinical drug development activities pertaining to a Development Candidate or Product, including toxicology, pharmacology, test method development, stability testing, process development, technology transfer, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including investigator-sponsored clinical trials, Supplemental Trials, Required Phase 4 Clinical Trials and any post-approval studies required by the relevant Regulatory Authority), regulatory affairs, pharmacovigilance, Regulatory Approval and Pricing Approval, and clinical study regulatory activities (including regulatory activities directed to obtaining pricing and reimbursement approvals). For clarity, Development will exclude any Research, Commercialization and Manufacturing activities.

1.53 “Development Candidate” means a Research Candidate that (a) is designated by the JSC pursuant to Section 2.5 for Development to be performed pursuant to an Early Clinical Development Plan and (b) has not yet been designated by the JSC pursuant to Section 2.6 as a Product hereunder. For clarity, a Reversion Product will not be considered a Development Candidate and instead will be treated in accordance with Section 3.3.

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1.54 “Development Candidate Selection Date” has the meaning set forth in Section 2.5.

1.55 “Development Costs” means all costs and expenses incurred by or on behalf of a Party or any of its Affiliates or subcontractors that are directly allocable to (a) the Development of Development Candidates and Products, and (b) activities to support and obtain Regulatory Approvals for such Development Candidates and Products, including: (i) such costs and expenses for Clinical Trials (including Required Phase 4 Clinical Trials) designed to support and obtain Regulatory Approvals for Development Candidates and Products, (ii) such costs and expenses for compiling, filing and obtaining Regulatory Approvals of Development Candidates and Products, (iii) such costs for clinical research organizations and other Third Parties in support of Development of Development Candidates and Products, (iv) such costs for cell processing for the Development Candidates and Products, and (v) such costs for drug product or comparator drug for use in the activities described in clause (i); including, with respect to all such Development Costs, (A) internal FTE costs at the applicable FTE Rate; (B) recall expenses to be treated as Development Costs pursuant to Section 7.2; (C) Manufacturing Costs to be treated as Development Costs pursuant to Section 9.4; (D) Third Party Payments to the extent treated as Development Costs pursuant to Section 10.7, including, to the extent not already addressed in the Manufacturing Costs, any royalties or Third Party Payments attributable to Manufacture of ACTR T-cells or SGI Antibodies (as applicable) for Development; (E) prosecution and enforcement costs to be treated as Development Costs pursuant to Section 12.2(c)(iii)(A); and (F) Shared Program Damages from Third Party Claims to be treated as Development Costs pursuant to Section 14.4; but in each case ((A) through (F)) excluding Joint Commercialization Costs and each of the following (except to the extent included in Manufacturing Costs): tax liabilities, capital expenditures incurred by either Party to obtain or maintain manufacturing capacity for Products, and overhead and other indirect cost allocations from either Party. For clarity, Development Costs exclude Research Costs and costs of Commercialization.

1.56 “Distribution Costs” means the costs, excluding overhead, incurred by a Party or its Affiliate or for such Party’s or its Affiliate’s account, during the Term and pursuant to this Agreement that are directly allocable to the distribution of a Product with respect to a particular territory, including: (a) handling, transportation and insurance to fulfill orders with respect to such distribution; (b) customer services, including order entry, billing and adjustments, inquiry and credit and collection with respect to such distribution; (c) reasonable and customary fees and other amounts payable to wholesalers, specialty pharmacies and distributors with respect to such distribution; and (d) costs of storage and distribution of Products for sale in the applicable territory, but for clarity, excluding in each case ((a) through (d)) any such amounts to the extent included as a deduction in calculating Net Sales.

1.57 “Distribution Matters” means all issues and decisions regarding the distribution of Products in the Shared Territory, including decisions as to whether and with which wholesalers and distributors to contract, and the terms of contracts with such wholesalers and distributors.

1.58 “Divest” or “Divestiture” means, with respect to an Alternative Product, the sale, exclusive (even with respect to a Party and its Affiliates) license, or other delegation, assignment or transfer by a Party or its Affiliates of all of their respective research, development, manufacture and commercialization rights or obligations with respect to such compound or product to a Third Party without the retention or reservation of any commercialization interest or participation rights (other than solely an economic interest or the right to enforce customary terms and conditions contained in the relevant agreements effectuating such Divestiture, including rights of access and review in connection therewith).

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1.59 “DOJ” has the meaning set forth in Section 1.91.

1.60 “Drug Company” has the meaning set forth in Section 18.5(b).

1.61 “Drug Master File” or “DMF” means (a) a Drug Master File filed with the FDA (and any foreign counterpart of a U.S. Drug Master File) and (b) all supplements and amendments that may be filed with respect to thereto.

1.62 “Early Clinical Development Plan” has the meaning set forth in Section 6.2(a)(i).

1.63 “Early Clinical Development Program” means, as to each Development Candidate, the program of Development activities for such Development Candidate in accordance with the associated Early Clinical Development Plan during the Early Clinical Development Term. For clarity, the Early Clinical Development Program will not include activities conducted under the Research Plan or Late Clinical Development Program or relating to Manufacturing.

1.64 “Early Clinical Development Term” means, on a Development Candidate-by-Development Candidate basis, the period commencing on the Development Candidate Selection Date and ending upon the earlier of (a) the exercise of the Opt-Out Right under Section 3.1 or the expiration, without exercise, of the period therefor and (b) termination of Development of such Development Candidate.

1.65 “Effective Date” has the meaning set forth in the preamble to this Agreement.

1.66 “EMA” means the European Medicines Agency or its successor.

1.67 “[***] Opt-Out Notice” has the meaning set forth in Section 3.1(b).

1.68 “Equity Agreements” means (a) that certain Participation Agreement, dated as of the date hereof, by and between Unum and SGI (“Participation Agreement”), and (b) all such agreements as may be executed in accordance with such Participation Agreement, in each case for clauses (a) and (b), as may be amended or restated from time to time.

1.69 “European Union” or “EU” means all of the European Union member states as of the Effective Date plus any countries later added as member states during the Term.

1.70 “Exchange Act” has the meaning set forth in Section 18.6(a).

1.71 “Exchange Notice” has the meaning set forth in Section 2.3(a).

1.72 “Exchange Period” means, for the A1 Antigen and the A2 Antigen, the period commencing on the [***] and [***] on the [***] set forth in the [***], and, for the A3 Antigen, the period commencing on [***] and ending on the completion of [***] set forth in the [***] (in each case, or such other period of time as the Parties may mutually agree in writing).

1.73 “Executive Officer” means (a) in the case of SGI, its Chief Executive Officer; and (b) in the case of Unum, its Chief Executive Officer.

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1.74 “Existing Confidentiality Agreement” means the Mutual Non-Disclosure Agreement entered into by SGI and Unum, dated June 5, 2014.

1.75 “Existing Phase 1 Clinical Trial” means the Phase 1 Clinical Trial combining mRNA delivery of ACTR T-cells combined with rituximab [***] that is currently being conducted by the National University Hospital, Singapore pursuant to [***] in Singapore.

1.76 “Exploit” means, collectively, research, develop, use, manufacture, have manufactured, sell, offer for sale, commercialize, import, export and otherwise exploit. “Exploitation” has a correlative meaning.

1.77 “FDA” means the United States Food and Drug Administration or its successor.

1.78 “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.79 “Finance Officers” has the meaning set forth in Section 11.5(a).

1.80 “First Commercial Sale” means, with respect to a Product and a country, the first sale to a Third Party of such Product in such country after all Regulatory Approvals (including any pricing or reimbursement approvals, if necessary) have been obtained in such country.

1.81 “First Viral Phase 1 Clinical Trial” means the Phase 1 Clinical Trial combining virally transduced ACTR T-cells and rituximab currently planned to be conducted by or on behalf of Unum in the U.S.

1.82 “FTC” has the meaning set forth in Section 1.91.

1.83 “FTE” means the equivalent of a full-time employee of either Party (including normal vacations, sick leave, and other similar matters) to the extent performing scientific, medical, technical, managerial, or other activities. An FTE charged to either Party will represent the actual time a full-time employee of such Party spends working on activities assigned to such Party under the Research Plan, Development Plan or Joint Commercialization Plan as recorded in such Party’s project time reporting system. For the avoidance of doubt, the time will be recorded in a manner such that no employee of either Party can report him/herself as more than one (1) FTE in any given month. An FTE is measured on the basis of a total of one thousand eight hundred (1,800) hours per year. FTE efforts will not include the work of general corporate or administrative personnel, including legal services relating to patent activities, accounting and other finance activities, and other G&A activities.

1.84 “FTE Rate” means [***] per FTE, for the calendar year 2015, subject to annual increases (but not decreases, if any) beginning on January 1, 2016 (for the prior six (6)-month period) to reflect any year to year percentage increase (but not decrease) in the CPI for the [***] and for each subsequent calendar year.

1.85 “GAAP” means accounting principles generally accepted in the United States, consistently applied.

1.86 “Generic Competition” has the meaning set forth in Section 11.9(c).

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1.87 “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.88 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

1.89 “HSR Clearance” means all waiting periods under the HSR Act applicable to a transaction notified in an HSR Filing have expired or have been terminated.

1.90 “HSR Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to a transaction notified in an HSR Filing have expired or have been terminated.

1.91 “HSR Filing” means filings by SGI and Unum with the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the acquisition of a license to any Reversion Product or Development Candidate and associated Product, together with all required documentary attachments thereto.

1.92 “IMS” has the meaning set forth in Section 11.9(c).

1.93 “In-License” has the meaning set forth in Section 10.7.

1.94 “IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent Regulatory Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.95 “Indemnified Party” has the meaning set forth in Section 14.3.

1.96 “Indemnified Person” means, in the case of SGI, any SGI Indemnitee, and in the case of Unum, any Unum Indemnitee.

1.97 “Indemnifying Party” has the meaning set forth in Section 14.3.

1.98 “Industry Transaction” has the meaning set forth in Section 18.5(b).

1.99 “Initiation” means, with respect to a given Clinical Trial, the first dosing of the first person pursuant to the protocol for such Clinical Trial.

1.100 “IPO” has the meaning set forth in Section 18.6(a).

1.101 “Joint Commercialization Budget” has the meaning set forth in Section 8.3(a)(i).

1.102 “Joint Commercialization Committee” or “JCC” means the committee formed by the Parties as described in Section 4.4(a).

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1.103 “Joint Commercialization Costs” means, with respect to a particular Product, all costs and expenses incurred by or on behalf of either Party or any of its Affiliates or subcontractors that are directly allocable to (a) the Commercialization of Products in the Shared Territory, including CME Costs, Detail Costs, Distribution Costs, Sales and Marketing Costs and costs associated with Voluntary Phase 4 Clinical Trials, whether prior to or after receipt of Regulatory Approvals, (b) Manufacturing Costs to be treated as Joint Commercialization Costs pursuant to Section 9.4; (c) Third Party Payments to the extent treated as Joint Commercialization Costs pursuant to Section 10.7, including, to the extent not already addressed in the Manufacturing Costs, any royalties or Third Party Payments attributable to Manufacture of ACTR T-cells or SGI Antibodies (as applicable) for Commercialization; (d) costs associated with the defense of Patents within the Program IP to be treated as Joint Commercialization Costs pursuant to Section 12.5; (e) Trademark Costs to be treated as Joint Commercialization Costs pursuant to Section 12.8; and (f) Shared Program Damages from Third Party Claims to be treated as Joint Commercialization Costs pursuant to Section 14.4. However, in all cases, including with respect to clauses (a) through (f) of the previous sentence, Joint Commercialization Costs exclude Research Costs and Development Costs. Joint Commercialization Costs will also exclude costs included as deductions in calculating Net Sales of a Product and each of the following (except to the extent included in Manufacturing Costs): (i) taxes, duties and other governmental charges, including income taxes, sales taxes, value added taxes and import duty, (ii) capital expenditures incurred by either Party to obtain or maintain manufacturing capacity for Products, and (iii) overhead and other indirect cost allocations from either Party.

1.104 “Joint Commercialization Plan” has the meaning set forth in Section 8.3(a)(i).

1.105 “Joint Development Committee” or “JDC” means the committee formed by the Parties as described in Section 4.3(a).

1.106 “Joint Manufacturing Committee” or “JMC” means the committee formed by the Parties as described in Section 4.5(a).

1.107 “Joint Program IP” has the meaning set forth in Section 12.2(c)(i).

1.108 “Joint Steering Committee” or “JSC” means the committee formed by the Parties as described in Section 4.2(a).

1.109 “Know-How” means commercial, technical, scientific and other know-how and information, inventions, discoveries, improvements, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols), filings and correspondence (including DMFs); in all cases, (a) that is confidential or proprietary but (b) whether or not, patented or patentable, in written, electronic or any other form, now known or hereafter developed.

1.110 “Late Clinical Development Plan” has the meaning set forth in Section 6.2(a)(iii).

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1.111 “Late Clinical Development Program” means, as to each Development Candidate, the program of Development activities for such Development Candidate in accordance with the associated Late Clinical Development Plan during the Late Clinical Development Term. For clarity, the Late Clinical Development Program will not include activities conducted under the Research Plan or Early Clinical Development Program or relating to Manufacturing.

1.112 “Late Clinical Development Term” means, on a Development Candidate-by-Development Candidate basis, the period commencing on the expiration, without exercise, of the Opt-Out Right under Section 3.1 for such Development Candidate and ending upon the launch of the associated Product.

1.113 “Late Clinical Development Trial Data” has the meaning set forth in Section 3.2(a).

1.114 “Late Stage Opt-Out Notice” means the written notice delivered by a Party to the other Party in accordance with Section 3.2(c), whereby such Party irreversibly exercises its Opt-Out Right with respect to particular Development Candidate and associated Product.

1.115 “Lead Commercializing Party” means (a) SGI for the first Product and the third Product for which a Joint Commercialization Plan is approved pursuant to Section 4.2(c) and Section 8.3(a)(ii), and (b) Unum for the second Product for which a Joint Commercialization Plan is approved pursuant to Section 4.2(c) and Section 8.3(a)(ii). For clarity, a Reversion Product will not have a Lead Commercializing Party (and thus will not count as one of the designations of a “Lead Commercializing Party”).

1.116 “Licensed Territory” means, on a Development Candidate-by-Development Candidate and associated Product-by-Product basis all countries of the world other than the Shared Territory.

1.117 “Major European Countries” means any of France, Italy, Germany, Spain and the United Kingdom.

1.118 “Manufacture” means, with respect to a Product or component thereof (e.g., ACTR T-cells or SGI Antibodies), those manufacturing-related activities that support the Research, Development, seeking and obtaining of Regulatory Approvals, and Commercialization of such Product, including manufacturing process development and scale-up, validation, qualification and audit of clinical and commercial manufacturing facilities, bulk production and fill/finish work, related quality assurance technical support activities and CMC Activities, and including, in the case of a clinical or commercial supply of such Product, the synthesis, manufacturing, processing, formulating, packaging, labeling, holding, quality control testing and release of such Product. “Manufacturing” has a correlative meaning. For clarity, the term “processing” will include all processes from “vein-to-vein” in a patient, including withdrawing cells, transporting cells to and from the manufacturing facility(ies) and reinfusing cells.

1.119 “Manufacturing Action Plan” or “MAP” has the meaning set forth in Section 9.8(c)(iii).

1.120 “Manufacturing Costs” means all costs and expenses incurred by or on behalf of either Party or any of its Affiliates or subcontractors that are directly allocable to (a) Manufacture of ACTR T-cells or SGI Antibodies (as applicable) for use in Research, Development or Commercialization activities,

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and (b) FTE costs and out-of-pocket costs incurred by or on behalf of a Party or any of its Affiliates in accordance with this Agreement and directly allocable to Manufacturing activities relating to ACTR T-cells or SGI Antibodies (as applicable) for use in Development or Commercialization activities (excluding those activities covered under clause (a)), including CMC Activities specifically in support of Development or Commercialization of Development Candidates and Products. For clarity, Manufacturing Costs do not include the costs associated with general platform process improvements or scale-up activities with respect to ACTR T-cell technology, SGI Antibodies or SEA Technology that are outside of the activities approved for the Research Candidates, Development Candidates or Products in the applicable Research Plans, Early Clinical Development Plans, Late Clinical Development Plans or Joint Commercialization Plan or Supply Agreements.

For ACTR T-cells or SGI Antibodies (as applicable) manufactured by a Third Party, Manufacturing Costs described in clause (a) above will include: (i) the amount paid to such Third Party, to the extent treated as Manufacturing Costs pursuant to Section 10.7, including the supply price, any up-front payments, royalties, milestone payments or other payments, including payments relating to capital expenditures or the preparation or reservation of manufacturing capacity or equipment, and equipment cost depreciation, if such payments have been capitalized in accordance with GAAP, plus (ii) the relevant manufacturing Party’s internal costs and out-of-pocket costs, incurred (including any prepayments) by the manufacturing Party, which costs are reasonably and directly allocable to Manufacturing ACTR T-cells or SGI Antibodies for use in Development or Commercialization activities and include the following types of costs: inventory write-offs, variances, manufacturing process improvements, storage, manufacturing scale-up, manufacturing site qualification, materials, quality assurance and quality control (including testing), supply chain management, capital equipment and similar activities comprising the manufacturing Party’s oversight of the manufacturing process, and any value-added tax or similar tax due on such amounts, plus (iii) to the extent applicable, as reasonably determined by the Parties, (1) any royalties attributable to Manufacture of ACTR T-cells or SGI Antibodies (as applicable) due under the Unum Existing In-Licenses, SGI Existing In-License or any In-Licenses, plus (2) Third Party Payments to the extent to be included in Manufacturing Costs under Section 10.7.

For ACTR T-cells or SGI Antibodies (as applicable) Manufactured directly by a Party or its Affiliates, or for Manufacturing Costs incurred after Regulatory Approval of a Product, Manufacturing Costs will consist of (x) the quantity of ACTR T-cells or SGI Antibodies (as applicable) Manufactured times the Actual Unit Cost, plus (y) to the extent applicable, as reasonably determined by the Parties, (A) any royalties attributable to Manufacture of ACTR T-cells or SGI Antibodies (as applicable) due under the Unum Existing In-Licenses, SGI Existing In-License or any In-Licenses, plus (B) Third Party Payments to the extent to be included in Manufacturing Costs under Section 10.7. For the avoidance of doubt, the same element of cost may not be included more than once in computing Actual Unit Cost.

Costs are considered directly allocable to Manufacturing ACTR T-cells or SGI Antibodies for use in Research, Development or Commercialization activities at the point at which they are clearly designated as being intended for use with Research Candidates, Development Candidates or Products (or any component thereof), as applicable; provided that all costs and expenses relating to raw materials, equipment or amounts incurred to obtain, build or maintain production capacity for Research Candidates, Development Candidates or Products (or any component thereof) that are consistent with a Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan or any Supply Agreement are chargeable immediately; provided further that the Parties will agree on a true-

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up mechanism if such materials, equipment or other amounts are not used for Research Candidates, Development Candidates or Products (or any component thereof). If either Party cannot designate the ACTR T-cells or SGI Antibody being manufactured as being intended for use with a Research Candidate, Development Candidate or Product (or any component thereof), then such Party will accumulate Actual Unit Cost during the manufacturing process and charge the Actual Unit Cost as Development or Commercialization costs when such material has been designated as being intended for use with Research Candidates, Development Candidates or Products (or any component thereof).

1.121 “Marketing Authorization Application” or “MAA” means an application for Regulatory Approval in a country, territory or possession other than the Shared Territory.

1.122 “Marks” has the meaning set forth in Section 12.8.

1.123 “Materials” means any tangible chemical or biological materials, including any compounds, SGI Antibodies, ACTR T-cells, and any expression product, progeny, derivative or other improvement thereto, along with any tangible chemical or biological materials or processes or procedures embodying any Know-How; provided, however, that Materials will not include any Research Candidates, Development Candidates or Products.

1.124 “NDA” means a New Drug Application or Biologics License Application in the United States, as defined in the FD&C Act or United States Public Health Service Act, as applicable, and applicable regulations promulgated thereunder by the FDA, or any successor application thereto.

1.125 “Net Sales” means, with respect to any Product, the gross amounts invoiced by a Party or its Affiliates or sublicensees for sales of, or the performance of any services (including preliminary treatments or follow-up treatments) related to, such Product (or any component thereof) to a Third Party, less:

(a) reasonable credits or allowances, if any, on account of price adjustments, recalls, rejection or return of items previously sold;

(b) import taxes, export taxes, excises, sales taxes, value added taxes, consumption taxes, duties or other taxes imposed upon and paid with respect to such sales (excluding income or franchise taxes of any kind);

(c) trade, quantity and cash discounts actually allowed; and

(d) governmental or commercial rebates, wholesaler fees, administrative fees to managed care, group purchasing and other similar institutions, chargebacks and retroactive price adjustments and any other similar allowances which effectively reduce the selling price.

All as determined from the books and records of a Party or its Affiliate or sublicensee, as applicable, maintained in accordance with GAAP.

Nothing herein will prevent a Party or any of its Affiliates or sublicensees from selling, distributing or invoicing Product at a discounted price for shipments to Third Parties in connection with clinical studies, compassionate sales, or an indigent program or similar bona fide arrangements in which such Party agrees to forego a normal profit margin for good faith business reasons. Except for such discounting, no deduction will be made for any item of cost incurred in Developing or Commercializing Product except as permitted pursuant to clauses (a) through (d) above.

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Sale or transfer of Product between a Party and any of its Affiliates or sublicensees will not result in any Net Sales, and Net Sales instead will be based on subsequent sales or distribution to a party other than a Party or its Affiliates, unless such Product is consumed by such Party or its Affiliates or sublicensees. To the extent that a Party or its Affiliates receives consideration other than or in addition to cash upon the sale or distribution of Product, or the performance of any services (including preliminary treatments or follow-up treatments) related to such Product, Net Sales will include the fair market value of such additional consideration.

1.126 “Notice of Potential Opt-Out” has the meaning set forth in Section 3.2(b).

1.127 “NUS Agreement” has the meaning set forth in Section 10.2(d).

1.128 “Operating Profit (or Loss)” means, for a given period of time, Net Sales of Products in the Shared Territory during such period, less Joint Commercialization Costs, incurred during such time period. For clarity, Operating Profit (or Loss) will be determined prior to application of any income taxes, and if such terms are used individually, “Operating Profit” will mean a positive Operating Profit, and “Operating Loss” will mean a negative Operating Profit.

1.129 “Opt-Out Party” means, on a Development Candidate-by-Development Candidate and associated Product-by-Product basis, the Party that opts-out of further Development and Commercialization of such Development Candidate and associated Product pursuant to Section 3.1 or Section 3.2.

1.130 “Opt-Out Right” means a Party’s right to opt-out of cost sharing with respect to Development of a particular Development Candidate and cost and profit sharing and Co-Promotion in the Shared Territory with respect to the associated Product pursuant to Section 3.1 or Section 3.2.

1.131 “Participation Agreement” has the meaning set forth in Section 1.68.

1.132 “Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

1.133 “Patent” means (a) any national, regional or international patent or patent application, including any provisional patent application, (b) any patent application filed either from such a patent, patent application or provisional application or from an application claiming priority from any of these, including any divisional, continuation, continuation-in-part, provisional, converted provisional, and continued prosecution application, (c) any patent that has issued or in the future issues from any of the foregoing patent applications ((a) and (b)), including any utility model, petty patent, design patent and certificate of invention, (d) any extension or restoration by existing or future extension or restoration mechanisms, including any revalidation, reissue, re-examination and extension (including any supplementary protection certificate and the like) of any of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent application or patent.

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1.134 “Patent Costs” means the out-of-pocket costs and expenses paid to outside legal counsel and other Third Parties, and filing and maintenance expenses, incurred in the preparation, filing, prosecution and maintenance, and the defense and enforcement, of Patents, as well as re-examinations, reissues and the like with respect to any Patent, together with the conduct of appeal processes, interferences, inter partes reviews, post-grant reviews, or the defense of oppositions and other similar proceedings with respect to any Patent.

1.135 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.136 “Phase 1 Clinical Trial” means a human clinical trial of a product, the principle purpose of which is a preliminary determination of safety, tolerability, pharmacological activity or pharmacokinetics in healthy individuals or patients or similar clinical trial prescribed by the Regulatory Authorities, including the trials described in 21 C.F.R. 312.21(a) (as amended or any replacement thereof), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.

1.137 “Phase 1 Clinical Trial Data” has the meaning set forth in Section 3.1(a).

1.138 “Phase 2 Clinical Trial” means a human clinical trial of a product, the principal purpose of which is the evaluation of the efficacy of such product for a particular indication in the target patient population and a determination of the common side-effects and risks associated with the product, including the trials described in 21 C.F.R. 312.21(b) (as amended or any replacement thereof), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.

1.139 “Phase 3 Clinical Trial” means a human clinical trial of a product on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which clinical trial is intended to support Regulatory Approval of such product, as described in 21 C.F.R. 312.21(c) (as amended or any replacement thereof), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country.

1.140 “Phase 4 Clinical Trial” means (a) a human clinical trial of a product conducted following commencement of a pivotal clinical trial for such product that is not required for receipt of approval of the NDA or MAA (whether such clinical trial is conducted prior to or after receipt of such approval), but that may be useful in support of the post-approval Exploitation of a product; or (b) a human clinical trial of a Product conducted after Regulatory Approval of such product has been obtained from an appropriate Regulatory Authority due to a request or requirement of such Regulatory Authority.

1.141 “Pricing Approval” means the approval, agreement, determination or governmental decision establishing the price or level of reimbursement for a Product, as required in a given jurisdiction prior to sale of such Product in such jurisdiction.

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1.142 “Pricing Matters” means all issues and decisions regarding (a) price, price terms and other contract terms with respect to Product sales, including discounts, rebates, other price concessions and service fees to payors and purchasers and (b) reimbursement programs applicable to a Product. For clarity, “Pricing Matters” includes all financial issues and financial decisions with respect to contracting with managed care entities, hospitals, pharmacies, group purchasing organizations, pharmacy benefit managers, and government, and specifically includes issues and decisions about the offer of discounts or rebates for formulary placement for Products.

1.143 “Product(s)” means any therapeutic compound or product containing a Development Candidate (alone or with other active ingredients) in all presentations, dosage forms, forms of administration, formulations, dosing regimens, preparations and strengths designated by the JSC as a Product pursuant to Section 2.6. For clarity, a Reversion Product will not be considered a Product and instead will be treated in accordance with Section 3.3.

1.144 “Product Claims” has the meaning set forth in Section 12.2(a).

1.145 “Product Specific Patent” has the meaning set forth in Section 12.5(a)(iii).

1.146 “Program IP” means Know-How and Materials, plus all Patents arising therefrom, created or conceived in connection with the activities performed pursuant to this Agreement (whether solely by one Party or jointly by the Parties, in each case optionally with their Affiliates or any (sub)licensees, subcontractors or any other Third Parties or any employees, consultants or agents of any of the foregoing).

1.147 “Promotional Materials” means all sales representative training materials and all written, printed, graphic, electronic, audio or video matter, including journal advertisements, sales visual aids, leave-behind items, formulary binders, reprints, direct mail, direct-to-consumer advertising, internet postings and sites and broadcast advertisements intended for use or used by or on behalf of either Party or their respective Affiliates in connection with any promotion of a Product.

1.148 “Prosecution and Maintenance” means in relation to any Patents, (a) to prepare and file Patent applications, including re-examinations or re-issues thereof, and represent applicants or assignees before relevant patent offices or other relevant governmental authorities during examination, re-examination and re-issue thereof, in appeal processes, interferences, inter partes reviews, post-grant reviews, or any equivalent proceedings, (b) to defend all such applications against Third Party oppositions, (c) to secure the grant of any Patents arising from such Patent application, (d) to maintain in force any issued Patent (including through payment of any relevant maintenance fees), and (e) to make all decisions with regard to any of the foregoing activities.

1.149 “Public Company Date” has the meaning set forth in Section 18.6(a).

1.150 “Publication” has the meaning set forth in Section 15.4(c).

1.151 “Qualifying Phase 1 Clinical Trial” means a Phase 1 Clinical Trial that is intended to test for safety and [***] of a Development Candidate in a defined indication in that number of patients on which the Parties mutually agree in writing for such Development Candidate and such Phase 1 Clinical Trial (and, absent any such agreement, the number of such patients will be [***] in such Phase 1 Clinical Trial), at a dose and dosing schedule that is [***].

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1.152 [***].

1.153 “Redacted Agreement” has the meaning set forth in Section 15.3(c).

1.154 “Registrational Trial” means, with respect to any Product, a Phase 2 Clinical Trial or a Phase 3 Clinical Trial that, in either case, at the time of Initiation, is expected to be the basis for Regulatory Authorization of such Product.

1.155 “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of a Product for one or more indications and in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which will exclude any pricing and reimbursement approvals. Regulatory Approvals include approvals by Regulatory Authorities of INDs, MAAs or NDAs or the equivalent application to the equivalent Regulatory Authority in any other regulatory jurisdiction.

1.156 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval or, to the extent required in such country or regulatory jurisdiction, pricing or reimbursement approval of a Product in such country or regulatory jurisdiction, including (a) the FDA, (b) the EMA and (c) the European Commission or its successor.

1.157 “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a Product other than Patents, including, without limitation, rights conferred in the United States under Biologics Price Competition and Innovation Act, or rights similar thereto outside the United States.

1.158 “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, or other filings made to or with a Regulatory Authority that are necessary or reasonably desirable in order to Develop, Manufacture, market, sell or otherwise Commercialize a Product in a particular country or regulatory jurisdiction. Regulatory Materials include INDs, MAAs and NDAs (as applications, but not the approvals with respect thereto) and DMFs, or the equivalent applications to the equivalent Regulatory Authority in any other regulatory jurisdiction.

1.159 “Replacement Antigen” has the meaning set forth in Section 2.3(a).

1.160 “Required Phase 4 Clinical Trial” means a Phase 4 Clinical Trial that is conducted due to a request or requirement of a Regulatory Authority.

1.161 “Research” means all in vitro and in vivo studies, including non-human animal studies, preclinical studies and toxicology studies of Research Candidates. For clarity, Research will exclude any Development, Commercialization and Manufacturing activities.

1.162 “Research Candidate” means any therapeutic compound or product composed of the combination or co-administration of (a) an SGI Antibody that specifically targets a Collaboration Antigen, and (b) ACTR T-cells, whether administered together, separately, simultaneously, sequentially or otherwise in relation to such SGI Antibody, and that (i) has been designated for Research by the Parties pursuant to a Research Plan, and (ii) has not yet been designated as a Development Candidate or Product hereunder. For clarity, a Reversion Product will not be considered a Research Candidate and instead will be treated in accordance with Section 3.3.

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1.163 “Research Candidate Selection Date” has the meaning set forth in Section 2.4.

1.164 “Research Costs” means (a) all costs and expenses incurred by or on behalf of Unum or any of its Affiliates or subcontractors that are directly allocable to the Research of Research Candidates in the Territory, and (b) Manufacturing Costs for Research Candidates. For clarity, Research Costs exclude any Development Costs and costs of Commercialization.

1.165 “Research Plan” has the meaning set forth in Section 5.2(a)(i).

1.166 “Research Program” means, as to a particular Collaboration Antigen, the program of Research activities to be undertaken by or on behalf of Unum for Research Candidates directed against such Collaboration Antigen in accordance with the Research Plan during the Research Term. For clarity, the Research Program will not include activities conducted under the Early Clinical Development Program, the Late Clinical Development Program or relating to Manufacturing.

1.167 “Research Term” means, on a Collaboration Antigen-by-Collaboration Antigen basis, the period commencing on the Research Candidate Selection Date and ending upon the date of completion of the Research specified in the applicable Research Plan for all applicable Research Candidates.

1.168 “Reversion Product” means a Development Candidate and associated Product as to which one Party has exercised an Opt-Out Right and the other Party is continuing to Develop and Commercialize throughout the Territory.

1.169 “RFP” has the meaning set forth in Section 9.8(c).

1.170 “RFP Notice” has the meaning set forth in Section 9.8(c).

1.171 “Royalty Term” has the meaning set forth in Section 11.9(b).

1.172 “Safety Reasons” means it is a Party’s [***], after [***] and in a [***] with such Party’s [***] policies and procedures with respect to such a determination, that there is an [***] for harm in humans based upon: (a) pre-clinical safety data, including data from animal toxicology studies, or (b) the observation of serious adverse effects in humans after a Development Candidate or associated Product has been administered to or taken by humans, such as during a Clinical Trial or after the launch of a Product, in each case ((a) and (b)) so that there is [***] for the Development or Commercialization of such Development Candidate or Product. The determination of the existence of a Safety Reason will take into consideration the known safety profiles for other cell therapies in active development or commercialization by Third Parties.

1.173 “Sales and Marketing Costs” means the costs that are directly allocable to the sales and marketing of a Product in the Shared Territory and that are compliant with Applicable Law and applicable industry codes, including the costs of: (a) activities directed to the advertising and marketing of a Product in the Shared Territory; (b) professional education in the Shared Territory for United States-based

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professionals (to the extent not performed by sales representatives), including launch meetings; (c) costs of advertising and public relations with respect to a Product in the Shared Territory; (d) peer-to-peer activities with respect to a Product in the Shared Territory, such as ‘lunch and learns’; (e) promotional speaker programs with respect to a Product in the Shared Territory, including the training of such speakers; (f) developing, obtaining and providing training with respect to a Product in the Shared Territory, as well as training packages, promotional literature, promotional materials and other selling materials with respect to a Product in the Shared Territory; (g) developing and performing market research with respect to a Product in the Shared Territory and developing branding and communications plans; (h) conducting promotional symposia with respect to a Product in the Shared Territory; (i) developing reimbursement programs with respect to a Product in the Shared Territory; and (j) developing information specifically intended for national accounts, managed care organizations and group purchasing organizations with respect to a Product in the Shared Territory.

1.174 “SEA Know-How” means Know-How Controlled by SGI or any of its Affiliates as of the Effective Date or at any time during the Term that claims or covers inhibiting the incorporation of fucose into Antibodies during Manufacturing.

1.175 “SEA Patents” means Patents Controlled by SGI or any of its Affiliates as of the Effective Date or at any time during the Term that claims or covers inhibiting the incorporation of fucose into Antibodies during Manufacturing.

1.176 “SEA Technology” means SEA Know-How and SEA Patents.

1.177 “SEC” means the U.S. Securities and Exchange Commission.

1.178 “Second Notice of Opt-Out” has the meaning set forth in Section 3.2(d).

1.179 “Second Source Manufacturer” has the meaning set forth in Section 9.8(c).

1.180 “Segregate” means, with respect to an Alternative Product, to use diligent efforts to segregate the research, development, manufacture and commercialization activities relating to such Alternative Product from Research, Development, Manufacture and Commercialization with respect to any Research Candidates, Development Candidates or Products under this Agreement, including using diligent efforts to ensure that: (a) no personnel involved in performing the research, development, manufacture or commercialization of such Alternative Product have [***] relating to the Research, Development, Manufacture or Commercialization of any Research Candidates, Development Candidates or Products (provided that [***] may [***] regarding the Research, Development, Manufacture and Commercialization of any Research Candidates, Development Candidates or Products in connection with [***]); and (b) no personnel involved in performing the Research, Development, Manufacture or Commercialization of any Research Candidates, Development Candidates or Products have access to [***] relating to the research, development, manufacture or commercialization of such Alternative Product (provided that [***] may [***] regarding the research, development, manufacture and commercialization of such Alternative Product in connection with [***]).

1.181 “SGI” has the meaning set forth in the preamble to this Agreement.

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1.182 “SGI Antibodies Clinical Supply Agreement” has the meaning set forth in Section 9.3(c)(i).

1.183 “SGI Antibodies Commercial Supply Agreement” has the meaning set forth in Section 9.3(d)(i).

1.184 “SGI Antibodies Manufacturing Services Agreement” has the meaning set forth in Section 9.3(b)(i).

1.185 “SGI Antibody” means (a) an Antibody Controlled by SGI or its Affiliates as of the Effective Date or at any time during the Term, other than any Antibody that is covalently attached to a therapeutic small molecule and (b) is Researched or Developed as a part of a Research Candidate, Development Candidate or Product pursuant this Agreement.

1.186 “SGI Background Know-How” means Know-How Controlled by SGI or any of its Affiliates as of the Effective Date or during the Term that is necessary or reasonably useful for the Research, Development or Commercialization of Development Candidates or Products, including SEA Know-How, but excluding any SGI Program IP. For clarity, SGI Background Know-How will include Know-How Controlled by SGI or any of its Affiliates pursuant to the SGI Existing In-Licenses.

1.187 “SGI Background Patents” means Patents Controlled by SGI or any of its Affiliates as of the Effective Date or during the Term that are necessary or reasonably useful for the Research, Development or Commercialization of Development Candidates or Products, including any Patents that claim or cover the composition of matter, manufacture or use of one or more Development Candidates or Products or that would otherwise be infringed, absent a license, by Unum’s or any of its Affiliates’ performance of its activities under this Agreement, including SEA Patents, but excluding any SGI Program IP. For clarity, SGI Background Patents will include Patents Controlled by SGI or any of its Affiliates pursuant to the SGI Existing In-Licenses.

1.188 “SGI Background Technology” means the SGI Background Know-How and the SGI Background Patents.

1.189 “SGI Claims” has the meaning set forth in Section 14.1.

1.190 “SGI Core IP” has the meaning set forth in Section 12.2(a).

1.191 “SGI Damages” has the meaning set forth in Section 14.1.

1.192 “SGI Existing In-Licenses” means the agreements between SGI and the indicated Third Parties that are set forth on Exhibit B, under which Unum is granted a sublicense under this Agreement as provided in Section 10.1, in each case as amended or restated from time to time.

1.193 “SGI Indemnitees” has the meaning set forth in Section 14.1.

1.194 “SGI Program IP” has the meaning set forth in Section 12.2(c)(i).

1.195 “SGI Reversion IP” has the meaning set forth in Section 3.3(a)(ii).

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1.196 “SGI Sensitive Information” has the meaning set forth in Section 18.5(c).

1.197 “Shared Program Activities” means any activities with respect to a Product conducted by either Party or any of its Affiliates or subcontractors at any time on or after the Effective Date during the Term consisting of (a) the Development for the purpose of, or in support of, obtaining or maintaining Regulatory Approval in the Shared Territory or Commercialization of any Product in the Shared Territory, (b) Commercialization of any Product in the Shared Territory, or (c) the Manufacture of any Product for use in any activities under clause (a) or (b).

1.198 “Shared Program Damages” means damages or other amounts payable by either Party (or any of its Indemnified Persons) to any Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by either Party (or any of its Indemnified Persons) from Third Party claims that arise from or are based on Shared Program Activities, including such damages and other amounts (and attorneys’ fees) from claims of infringement of a Third Party’s Patent and other intellectual property rights; provided, however, that “Shared Program Damages” will exclude any and all damages and other amounts (including attorneys’ fees) for which a Party has an obligation to indemnify pursuant to Section 14.1, Section 14.2 or Section 14.3.

1.199 “Shared Territory” means, on a Development Candidate-by-Development Candidate and associated Product-by-Product basis, the United States.

1.200 “Sole Program IP” has the meaning set forth in Section 12.2(c)(i).

1.201 “Supplemental Trial” is any Clinical Trial (other than any Voluntary Phase 4 Clinical Trial or Required Phase 4 Clinical Trial) for an additional indication or other label expansion for a Product beyond the initial indication contemplated by the Late Clinical Development Plan.

1.202 “Supply Agreements” means the supply agreements contemplated in Section 9.3 and Section 9.4.

1.203 “Supply Discontinuation Notice” has the meaning set forth in Section 3.3(g)(iii)(B).

1.204 “Standstill Period” has the meaning set forth in Section 18.6.

1.205 “Technical Supply Failure (Unum)” means that, on a Product-by-Product basis, and on a month-by-month basis for each month of a consecutive [***] period, the failure by Unum or its Third Party manufacturer(s) to perform, in a manner consistent with the applicable operating procedures, the lesser of (a) [***]. For clarity, in the event that patient cells are processed in accordance with the applicable operating procedures, but fail to meet quality release criteria for any reason related to the applicable patient’s cells, such failure will not constitute a “Technical Supply Failure (Unum)” under this Agreement.

1.206 “Technical Supply Failure (SGI)” means that, on a Product-by-Product basis, and on a month-by-month basis for each month of a consecutive [***]month period, the failure by SGI or its Third Party manufacturer(s) to (a) deliver, in a manner consistent with the applicable operating procedures, at least [***] of the number of unit doses of SGI Antibody required by a binding rolling forecast set by a process to be agreed by the Parties in the SGI Antibody Commercial Supply Agreement, or (b) maintain sufficient inventory so together with clause (a) at least [***] of such forecast would be supplied.

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1.207 “Term” has the meaning set forth in Section 16.1.

1.208 “Territory” means all countries in the world.

1.209 “Third Party” means any entity other than Unum or SGI or an Affiliate of either of them.

1.210 “Third Party Payment” has the meaning set forth in Section 10.7.

1.211 “Trademark Costs” means the fees and expenses paid to outside counsel and other Third Parties, direct costs of in-house counsel and filing and maintenance expenses, in each case incurred in connection with the establishment and maintenance of rights under trademarks applicable to a Product in the Shared Territory, including costs of Shared Territory trademark filing and registration fees, actions to enforce or maintain a Shared Territory trademark and other Shared Territory trademark proceedings.

1.212 “Transition Agreement” has the meaning set forth in Section 3.3(g).

1.213 “United States” or “U.S.” means the United States of America (including all possessions and territories thereof).

1.214 “Unum” has the meaning set forth in the preamble to this Agreement.

1.215 “Unum Background Know-How” means Know-How Controlled by Unum or any of its Affiliates as of the Effective Date or during the Term that is necessary or reasonably useful for the Research, Development or Commercialization of Development Candidates or Products, but excluding any Unum Program IP. For clarity, Unum Background Know-How will include Know-How Controlled by Unum or any of its Affiliates pursuant to the Unum Existing In-Licenses.

1.216 “Unum Background Patents” means Patents Controlled by Unum or any of its Affiliates as of the Effective Date or during the Term that are necessary or reasonably useful for the Research, Development or Commercialization of Development Candidates or Products, including any Patents that claim or cover the composition of matter, manufacture or use of one or more Development Candidates or Products or that would otherwise be infringed, absent a license, by SGI or any of its Affiliates’ performance of its activities under this Agreement, but excluding any Unum Program IP. For clarity, Unum Background Patents will include Patents Controlled by Unum or any of its Affiliates pursuant to the Unum Existing In-Licenses.

1.217 “Unum Background Technology” means the Unum Background Know-How and the Unum Background Patents.

1.218 “Unum Claims” has the meaning set forth in Section 14.2.

1.219 “Unum Core IP” has the meaning set forth in Section 12.2(a).

1.220 “Unum Damages” has the meaning set forth in Section 14.2.

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1.221 “Unum Existing In-Licenses” means the agreements between Unum and the indicated Third Parties that are set forth on Exhibit C, under which SGI is granted a sublicense under this Agreement as provided in Section 10.2, in each case as amended or restated from time to time.

1.222 “Unum Indemnitees” has the meaning set forth in Section 14.2.

1.223 “Unum Program IP” has the meaning set forth in Section 12.2(c)(i).

1.224 “Unum Reversion IP” has the meaning set forth in Section 3.3(b)(ii).

1.225 “Unum Sensitive Information” has the meaning set forth in Section 18.5(d).

1.226 “Valid Claim” means, with respect to a particular country, (a) any claim of an issued and unexpired Patent in such country that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country, or (b) a claim of a pending Patent application that has been pending for less than [***] from the first substantive examination of such Patent application in the country of such Patent application, which claim is being diligently prosecuted and has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application.

1.227 “Valuation Dispute” has the meaning set forth in Exhibit I.

1.228 “Voluntary Phase 4 Clinical Trial” means a Phase 4 Clinical Trial that is not a Required Phase 4 Clinical Trial.

ARTICLE 2

OVERVIEW; NOMINATION RIGHTS

2.1 General. On a Collaboration Antigen-by-Collaboration Antigen basis, the Parties will work together leveraging each Party’s expertise to collaborate with respect to the identification, Research, Development, Manufacture and Commercialization of Research Candidates, Development Candidates and Products in the Territory, as and to the extent set forth in this Agreement.

2.2 Nomination of Collaboration Antigens.

(a) SGI has the right to nominate a total of up to three (3) Antigens for use in the Research Program in accordance with this Section 2.2. As of the Effective Date, the A1 Antigen and A2 Antigen are nominated and accepted by the Parties as the first two (2) Antigens.

(b) SGI is hereby granted the option to nominate a third Antigen as set forth in this Section 2.2(b) during the period commencing on the first anniversary of the Effective Date and ending upon the second anniversary of the Effective Date (or such other period of time as the Parties may mutually agree in writing) (the “A3 Antigen Selection Period”). In the event that SGI elects to nominate a third Antigen during the A3 Antigen Selection Period, SGI will provide written notice to Unum with a brief written description of the Antigen(s) proposed for inclusion in the Research Program as the A3 Antigen (the “A3 Antigen Notice”). Promptly following the A3 Antigen Notice, the Parties’ Alliance

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Managers will convene a meeting of the JSC (in person or via videoconference) at which meeting the SGI committee members or their designees will present information relating to the Antigen(s) proposed for inclusion in the Research Program as the A3 Antigen. The information presented will include the information set forth on Exhibit A. Within [***] of the A3 Antigen Notice (or such longer period as the JSC may agree), the JSC will determine whether or not an Antigen proposed by SGI (and, if multiple Antigens are proposed, which Antigen) will be included in the Research Program as the A3 Antigen. If the JSC decides that the Antigen(s) proposed will not be included in the Research Program as the A3 Antigen, SGI may issue further A3 Antigen Notices during the remainder of the A3 Antigen Selection Period. If the JSC decides that an Antigen proposed will be included in the Research Program as the A3 Antigen, then, subject to SGI’s payment of the A3 Selection Fee as set forth in Section 11.3, (x) such Antigen will be deemed to be the “A3 Antigen” for purposes of this Agreement, and (y) the Parties will have all rights and obligations hereunder in connection with the A3 Antigen (including the exclusivity in accordance with Section 10.8) as of the date of SGI’s payment of the A3 Selection Fee. In no event will Unum be required to accept as the A3 Antigen any proposed Antigen that (i) is the subject of an active internal research, development or commercialization program by or on behalf of Unum or any of its Affiliates, wherein “active” for this clause (i) means that any biological materials directly related to the particular proposed Antigen has been ordered or otherwise contracted for or their production has been initiated, in each case with an intended therapeutic use, (ii) is the subject of an active, executed written agreement with a Third Party (other than a Third Party subcontractor), (iii) is the subject of active ongoing negotiations with a Third Party (other than a Third Party subcontractor), (iv) in Unum’s reasonable discretion, there is a potential safety risk given the proposed A3 Antigen expression when used with ACTR T-cells, (v) it is not reasonably expected that that there will be sufficient cGMP materials for a Qualifying Phase 1 Clinical Trial of a SGI Antibody that specifically targets the proposed A3 Antigen within [***] of such nomination, (vi) is subject to Third Party financial obligations that are more onerous than those of the A1 Antigen or A2 Antigen, (vii) presents material freedom-to-operate concerns, (viii) in Unum’s reasonable discretion, there is a potential technical feasibility issue, or (ix) raises an ACTR Matter. If Unum rejects a proposed A3 Antigen for one of the reasons set forth in clauses (iv), (vii), (viii) or (ix), then Unum will provide an explanation for such rejection and, upon SGI’s reasonable written request, will meet with SGI to discuss same.

2.3 Collaboration Antigen Exchange.

(a) During the Exchange Period for a particular Collaboration Antigen, SGI has the right to substitute another Antigen in place of such Collaboration Antigen (each a “Replacement Antigen”), subject to the nomination and acceptance process described in this Section 2.3 (each, a “Collaboration Antigen Exchange”). SGI has the right to conduct a Collaboration Antigen Exchange (i) up to a total [***] across the entire Research Program if the Parties have not selected, or do not select, the A3 Antigen (e.g., SGI may replace [***] Collaboration Antigen [***], or one Collaboration Antigen [***]), or (ii) up to a total of [***] across the entire Research Program if the Parties have selected the A3 Antigen (e.g., SGI may replace each Collaboration Antigen [***], one Collaboration Antigen [***], or one Collaboration Antigen [***]and another Collaboration Antigen [***]. The permitted Collaboration Antigen Exchanges will be conducted free of charge.

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(b) In the event that SGI elects to exercise its right to conduct a Collaboration Antigen Exchange during the Exchange Period, SGI will provide written notice to Unum with a brief written description of an Antigen proposed for nomination as the Replacement Antigen (an “Exchange Notice”).

(c) Promptly following an Exchange Notice, the Parties’ Alliance Managers will convene a meeting of the JSC (in person or via videoconference) at which meeting the SGI committee members or their designees will present information relating to the Replacement Antigen(s). The information presented will include the information set forth on Exhibit A. Within [***] of the Exchange Notice (or such longer period as the JSC may agree), the JSC will determine whether or not a Replacement Antigen proposed by SGI (and, if multiple Replacement Antigens are proposed, which Replacement Antigen) will be included in the Research Program as a Collaboration Antigen. If the JSC decides that the Replacement Antigen(s) proposed will not be included in the Research Program as a Collaboration Antigen, SGI may issue further Exchange Notices during the remainder of the Exchange Period. If the JSC decides that a Replacement Antigen proposed will be included in the Research Program as a Collaboration Antigen, (i) such Replacement Antigen will be deemed to be a “Collaboration Antigen” hereunder, (ii) the Parties will have all rights and obligations hereunder in connection with such new Collaboration Antigen, and (iii) all of the Parties’ rights and obligations hereunder (including the exclusivity provisions under Section 10.8 and obligations under Section 10.9) with respect to the replaced Collaboration Antigen will automatically terminate and, so long as a Party does not use or disclose any Confidential Information, Materials or Program IP of the other Party in breach of this Agreement in connection therewith, each Party will be free on its own, or in collaboration with Third Parties, to develop and/or commercialize products involving Antibodies and/or genetically engineered T-Cells directed to such replaced Collaboration Antigen. In no event will Unum be required to accept as a Collaboration Antigen any proposed Replacement Antigen that (A) is the subject of an active internal research, development or commercialization program by or on behalf of Unum or any of its Affiliates, wherein “[***]” for this clause (A) means that [***] has [***], (B) is the subject of [***] with a [***] (other than a [***]), (C) is the subject of [***] ongoing negotiations with a Third Party (other than a [***]), (D) in Unum’s reasonable discretion, there is a [***], (E) it is not reasonably expected that there will be [***] of a [***] that specifically targets the [***] within [***] of such [***], (F) is subject to [***] (e.g., relating to [***] or [***]) that are that are more [***] than those of the [***], (G) presents [***], (H) in Unum’s reasonable discretion, there is a [***], or (I) raises an [***]. If Unum rejects a proposed [***] for one of the reasons set forth in clauses [***] or [***], then Unum will provide [***] and, upon [***], will meet with [***] to discuss same.

2.4 Selection of Research Candidates. For each Collaboration Antigen, the JSC will select up to five (5) SGI Antibodies for inclusion in Research Candidates that specifically target such Collaboration Antigen for Research pursuant to the Research Program in accordance with the terms and conditions of this Agreement. For each Collaboration Antigen, the date upon which the JSC selects the applicable Research Candidates will be the “Research Candidate Selection Date.”

2.5 Selection of Development Candidates. For each Collaboration Antigen, during the Research Term for the applicable Research Candidates and following review of the data from activities under the applicable Research Plan, the JSC will select a Research Candidate that specifically targets such Collaboration Antigen to be a Development Candidate for Development pursuant to an Early Clinical Development Program in accordance with the terms and conditions of this Agreement. For each Collaboration Antigen, the date upon which the JSC selects a Development Candidate will be the “Development Candidate Selection Date.” If, following the review of data from activities under the

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applicable Research Plan, the JSC determines that none of the Research Candidates is appropriate for selection as a Development Candidate, then, unless the JSC agrees otherwise, the Research Program for the relevant Collaboration Antigen will be terminated. Unum will not conduct in vivo animal studies prior to the selection of a Development Candidate unless the Research Plan for the relevant Collaboration Antigen otherwise contemplates such studies or the JSC otherwise determines that such studies should be conducted. In addition, the Parties contemplate that, generally, there will be one Development Candidate per Collaboration Antigen.

2.6 Selection of Products. For each Development Candidate, during the Late Clinical Development Term and following review of the data from activities under the applicable Early Clinical Development Plan and Late Clinical Development Plan, the JSC will decide whether such Development Candidate should be selected as a Product for Commercialization pursuant to a Joint Commercialization Plan in accordance with the terms and conditions of this Agreement. If, following the review of data from activities under the applicable Early Clinical Development Plan and Late Clinical Development Plan, the JSC does not agree whether such Development Candidate is appropriate for selection as a Product, then a Party may exercise its Opt-Out Right with respect to such Development Candidate and associated Product in accordance with Section 3.2.

ARTICLE 3

OPT-OUT RIGHTS AND REVERSION PRODUCTS

3.1 Qualifying Phase 1 Clinical Trial.

(a) On a Development Candidate-by-Development Candidate basis, Unum will promptly provide SGI with all safety and efficacy data generated with respect to such Development Candidate in Phase 1 Clinical Trial(s), including the Qualifying Phase 1 Clinical Trial, and all correspondence to and from any Regulatory Authority regarding such Development Candidate, and, upon SGI’s written request, such other relevant information reasonably requested by SGI regarding the Development Candidate in Unum’s possession and subject to Third Party confidentiality obligations (collectively, “Phase 1 Clinical Trial Data”), following Unum’s receipt of same. Unum will in good faith seek to obtain such information and make it available to SGI.

(b) On a Development Candidate-by-Development Candidate basis, no later than [***] following Unum’s delivery to SGI of [***], SGI may opt-out of further Development and Commercialization of such Development Candidate and associated Product, by written notice to the other Party (“End of Phase 1 Opt-Out Notice”). The End of Phase 1 Opt-Out Notice will clearly identify the applicable Development Candidate and associated Product to be treated as a Reversion Product in accordance with Section 3.3, subject to the Parties’ resolution of the payment obligations associated therewith in accordance with Section 3.1(d). For clarity, once delivered an End of Phase 1 Opt-Out Notice will be irreversible.

(c) Notwithstanding that the applicable payment obligations may not have been determined pursuant to Section 3.1(d), on a Development Candidate-by-Development Candidate basis, if SGI provides an End of Phase 1 Opt-Out Notice with respect to a Development Candidate within the time required therefor, SGI will be deemed an Opt-Out Party and will opt out of further Development and Commercialization of the Development Candidate and associated Product effective as of the date of such End of Phase 1 Opt-Out Notice and Unum will be deemed the Continuing Party and will have the right to Research, Develop and Commercialize such Development Candidate as a Reversion Product independently or under a sublicense to a Third Party in the Territory in accordance with Section 3.3.

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(d) On a Reversion Product-by-Reversion Product basis, in the event that SGI provides an End of Phase 1 Opt-Out Notice with respect to a Reversion Product, the Parties will commence negotiations in good faith for a period of up to [***] after the date of such End of Phase 1 Opt-Out Notice in order to determine the payment obligations to be paid by Unum as the Continuing Party with respect to the incremental product rights for the Development and Commercialization of such Reversion Product. Such payment obligations will be based on the Parties’ respective contributions as of the date of the applicable effective of End of Phase 1 Opt-Out Notice ([***]) and risks assumed.

(i) If the Parties agree on such payment obligations for such Reversion Product during such [***] negotiation period, then the Parties will memorialize such payment obligations for such Reversion Product in a definitive agreement.

(ii) If the Parties are unable to agree on such payment obligations for such Reversion Product during such [***] negotiation period, then either Party may refer the matter to binding arbitration by providing [***] written notice to the other, in which case the Parties will resolve such dispute using the arbitration procedures set forth in Exhibit I; provided that each Party’s arbitration proposal must include payment obligations that (i) taken as a whole are at least as favorable to the other Party as such Party’s last and best proposal during the [***] negotiation period, and (ii) are structured in amounts and timing in the same or substantially the same manner as such Party’s last and best proposal during the [***] negotiation period. An alleged failure of a Party to comply with the foregoing proviso may be raised by the other Party as part of such arbitration. Upon the arbitrator’s resolution of any dispute relating to payment obligations for a Reversion Product, the Parties will memorialize such payment obligations for such Reversion Product in a definitive agreement.

(e) On a Development Candidate-by-Development Candidate basis, if SGI does not provide an End of Phase 1 Opt-Out Notice within the time required therefor, [***] for each such Development Candidate as set forth in Section [***].

3.2 Late Clinical Development.

(a) On a Development Candidate-by-Development Candidate basis, each Party will share with the other Party all safety and efficacy data generated with respect to such Development Candidate in all Clinical Trial(s) after the Qualifying Phase 1 Clinical Trial for such Development Candidate, and all correspondence to and from any Regulatory Authority regarding such Development Candidate and, upon either Party’s written request, such other relevant information reasonably requested by such Party regarding the Development Candidate in the other Party’s possession (but subject to Third Party confidentiality obligations) (collectively, “Late Clinical Development Trial Data”), following such Party’s receipt of same. Each Party will in good faith seek to obtain such information and make it available to the other Party.

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(b) On a Development Candidate-by-Development Candidate basis, during the period commencing [***] and ending [***] after the [***] for such Development Candidate, either Party may provide written notice of its potential interest to opt-out of further Development and Commercialization of such Development Candidate and associated Product to the other Party (“Notice of Potential Opt-Out”). The Notice of Potential Opt-Out will clearly identify the applicable Development Candidate and associated Product that may be treated as a Reversion Product in accordance with Section 3.3, subject to the delivery of a Late Stage Opt-Out Notice in accordance with Section 3.2(c).

(c) On a Development Candidate-by-Development Candidate basis, in the event that a Party provides a Notice of Potential Opt-Out with respect to a Development Candidate, the Parties will commence negotiations in good faith for a period of up to [***] after the date of such Notice of Potential Opt-Out in order to determine the payment obligations to be paid by the potential Continuing Party to the potential Opt-Out Party with respect to the incremental product rights for the Development and Commercialization of such proposed Reversion Product. Such payment obligations will be based on the Parties’ respective contributions as of the date of the applicable notice ([***]) and risks assumed.

(i) If the Parties agree on such payment obligations for such Development Candidate during such [***] negotiation period, then (A) the Opt-Out Party will deliver a Late Stage Opt-Out Notice to the Continuing Party, (B) such Development Candidate and the associated Product will be considered a Reversion Product as of the date of such delivery, and (C) the Parties will memorialize such payment obligations for such Reversion Product in a definitive agreement. For clarity, once delivered in accordance with this Section 3.2(c), a Late Stage Opt-Out Notice will be irreversible. If a Party provides a Late Stage Opt-Out Notice with respect to a Development Candidate within the time required therefor as provided in this Section 3.2(c), the Party providing the Late Stage Opt-Out Notice will automatically be deemed an Opt-Out Party and will opt out of further Development and Commercialization of the Development Candidate and associated Product effective as of the date of delivery of such Late Stage Opt-Out Notice and the Continuing Party will have the right to Research, Develop, Manufacture and Commercialize such Development Candidate and associated Product as a Reversion Product independently or under a sublicense to a Third Party in the Territory in accordance with this Section 3.3.

(ii) If the Parties are unable to agree on such payment obligations for such Development Candidate during such [***] negotiation period, then the potential Opt-Out Party may either (1) elect, by written notice to the potential Continuing Party before the end of such [***] negotiation period, to terminate this Section 3.2 process, whereupon the applicable Development Candidate and associated Product identified in the Notice of Potential Opt-Out will continue under this Agreement as such and without change, or (2) deliver a Late Stage Opt-Out Notice to the Continuing Party, whereupon the dispute will automatically be referred to binding arbitration, in which case the Parties will resolve such dispute using the arbitration procedures set forth in Exhibit I; provided that each Party’s arbitration proposal must include payment obligations that (A) taken as a whole are at least as favorable to the other Party as such Party’s last and best proposal during the [***] negotiation period, and (B) are structured in amounts and timing in the same or substantially the same manner as such Party’s last and best proposal during the [***] negotiation period. An alleged failure of a Party to comply with the foregoing proviso may be raised by the other Party as part of such arbitration. Upon the delivery of a Late Stage Opt-Out Notice under clause (2) above, the applicable Development Candidate and associated Product will be considered a Reversion Product as of the date of such delivery. The Parties will memorialize such payment obligations for such Reversion Product in a definitive agreement upon the arbitrator’s decision.

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(d) If a Party has issued a Notice of Potential Opt-Out for a Development Candidate and subsequently terminates the Section 3.2 process with respect to such Development Candidate pursuant to Section 3.2(c)(1), such Party will be permitted to provide, during the period [***] with respect to such Development Candidate pursuant to Section 3.2(c)(1) and ending [***] after the [***] for such Development Candidate, a second written notice of its potential interest to opt-out of further Development and Commercialization of such Development Candidate and associated Product to the other Party (“Second Notice of Opt-Out”). If a Second Notice of Opt-Out is delivered the Parties will follow the steps outlined in Section 3.2(c) (mutatis mutandis) in order to determine the payment obligations to be paid by the Continuing Party to the Opt-Out Party with respect to the incremental product rights for the Development and Commercialization of such proposed Reversion Product; provided that once delivered in accordance with this Section 3.2(d), a Second Notice of Opt-Out will be irreversible. If a Party provides a Second Notice of Opt-Out with respect to a Development Candidate within the time required [***], the Party providing the Second Notice of Opt-Out will automatically be deemed an Opt-Out Party and will opt out of further Development and Commercialization of the Development Candidate and associated Product [***], and the Continuing Party will have the right to Research, Develop, Manufacture and Commercialize such Development Candidate and associated Product as a Reversion Product independently or under a sublicense to a Third Party in the Territory in accordance with this Section 3.3.

(e) For clarity, this Section 3.2 will not apply to any Reversion Products.

3.3 Reversion Products. The following provisions will apply on a Reversion Product-by-Reversion Product basis:

(a) Licenses if SGI Opts-Out.

(i) The licenses granted to SGI in Article 10 will terminate upon the effective date of SGI’s opt-out (whether under Section 3.1 or Section 3.2), and SGI and its Affiliates will have no further rights to use any Unum Background Technology or Unum Program IP in connection with the relevant Reversion Product. SGI and its Affiliates will not continue to Research, Develop, Manufacture or Commercialize such Reversion Product.

(ii) Effective upon the effective date of SGI’s opt-out (whether under Section 3.1 or Section 3.2), SGI hereby grants to Unum a worldwide, exclusive (even as to SGI) license, with the right to grant sublicenses (subject to Section 3.3(a)(iii) and Section 3.3(a)(iv)), under the SGI Background Technology and SGI Program IP (along with any other Patents or Know-How Controlled by SGI or its Affiliates that claim or cover such Reversion Product or its method of use or method of manufacture) as such Patents, Know-How and interests in Patents and Know-How exist as of the effective date of SGI’s opt-out (collectively, the “SGI Reversion IP”), to Research, Develop, Manufacture (but only to the extent permitted pursuant to Section 3.3(g)(iii)) and Commercialize (including to use, import, export, offer for sale and sell) such Reversion Product (and no other drug candidate or product); provided however, if Unum determines that an HSR Filing is required to be made to acquire such Reversion Product, then (A) Unum will notify SGI of its determination prior to the effective date of SGI’s opt-out, (B) the Parties will promptly make an HSR Filing in accordance with Section 18.7 and (C) the effective date of the grant of the

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license to such Reversion Product will be extended until the HSR Clearance Date. At Unum’s written request, the Parties will enter into commercially reasonable agreement addressing patent prosecution, enforcement and defense for the SGI Reversion IP consistent with the principles set forth in Article 11, and Unum will bear the costs of such prosecution, enforcement and defense activities to the extent controlled by Unum. The license granted pursuant to this Section 3.3(a)(ii) will continue with respect to such Reversion Product until the earlier of (a) as no further payments are owed by Unum to SGI for such Reversion Product in such country, (b) such time as Unum provides written notice to SGI of Unum’s decision, in its sole discretion, to cease permanently the Research, Development, and Commercialization of such Reversion Product (which notice will be provided within [***] of Unum making such decision), in which event Unum will have no continuing obligation to Research, Develop or Commercialize the Reversion Product (notwithstanding Section 3.3(c)), or (c) such license is terminated pursuant to Section 3.3(j). For clarity, the foregoing license will be limited in all events to the Reversion Product and may not be practiced for any other purpose.

(iii) The license granted under Section 3.3(a)(ii) may be sublicensed by Unum to its Affiliates without any requirement of consent, provided that such sublicense to an Affiliate will immediately terminate if and when such party ceases to be an Affiliate of Unum.

(iv) The license granted under Section 3.3(a)(ii) may be sublicensed through multiple tiers to a Third Party to Develop and Commercialize the Reversion Product. Unum will provide written notice to SGI within [***] of granting the sublicense.

(b) Licenses if Unum Opts-Out.

(i) The licenses granted to Unum in Article 10 (other than pursuant to Section 10.1(e)) will terminate upon the effective date of Unum’s opt-out, and Unum and its Affiliates will have no further rights to use any SGI Background Technology or SGI Program IP in connection with the relevant Reversion Product. Unum and its Affiliates will not continue to Research, Develop, or Commercialize such Reversion Product.

(ii) Effective upon the effective date of Unum’s opt-out, Unum hereby grants to SGI a worldwide, exclusive (even as to Unum) license with the right to grant sublicenses (subject to Section 3.3(b)(iii) and Section 3.3(b)(iv)), under the Unum Background Technology and Unum Program IP (along with any other Patents or Know-How Controlled by Unum or its Affiliates that claim or cover such Reversion Product or its method of use or method of manufacture) as such Patents, Know-How and interests in Patents and Know-How exist as of the effective date of Unum’s opt-out (collectively, the “Unum Reversion IP”), to Research, Develop, Manufacture (but only to the extent permitted pursuant to Section 3.3(g)(iii)) and Commercialize (including to use, import, export, offer for sale and sell) such Reversion Product (and no other drug candidate or product); provided however, if SGI determines that an HSR Filing is required to be made to acquire such Reversion Product, then (A) SGI will notify Unum of its determination prior to the effective date of Unum’s opt-out, (B) the Parties will promptly make an HSR Filing in accordance with Section 18.7 and (C) the effective date of the grant of the license to such Reversion Product will be extended until the HSR Clearance Date. At SGI’s written request, the Parties will enter into commercially reasonable agreement addressing patent prosecution, enforcement and defense for the Unum Reversion IP consistent with the principles

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set forth in Article 11, and SGI will bear the costs of such prosecution, enforcement and defense activities to the extent controlled by SGI. The license granted pursuant to this Section 3.3(b)(ii) will continue with respect to such Reversion Product until the earlier of (a) as no further payments are owed by SGI to Unum for such Reversion Product in such country, (b) such time as SGI provides written notice to Unum of SGI’s decision, in its sole discretion, to cease permanently the Research, Development and Commercialization of such Reversion Product (which notice will be provided within [***] of SGI making such decision), in which event SGI will have no continuing obligation to Research, Develop or Commercialize the Reversion Product (notwithstanding Section 3.3(c)), or (c) such license is terminated pursuant to Section 3.3(j). For clarity, the foregoing license will be limited in all events to the Reversion Product and may not be practiced for any other purpose.

(iii) The license granted under Section 3.3(b)(ii) may be sublicensed by SGI to its Affiliate without any requirement of consent, provided that such sublicense to an Affiliate will immediately terminate if and when such party ceases to be an Affiliate of SGI.

(iv) The license granted under Section 3.3(b)(ii) may be sublicensed by SGI to a Third Party to Develop and Commercialize the Reversion Product; provided that (A) SGI will notify Unum in writing of the identity of such Third Party at least [***] before granting any such sublicense and SGI may not grant such a sublicense to any Third Party that is (alone or with others) researching, developing, manufacturing or commercializing (or Unum can demonstrate that it has good reason to believe that such Third Party is planning to conduct any such activities alone or with others) genetically-engineered immune cell therapies (including ACTR, CART, T-cell receptor, natural killer (NK) therapies, etc.) unless the proposed sublicensee agrees in writing to terms comparable to Section 18.5(d) to protect Unum Sensitive Information and (B) SGI will have no right to grant sublicenses to Manufacture the Reversion Product except to the extent permitted pursuant to Section 3.3(g)(iii).

(c) Diligence. The Continuing Party will use Commercially Reasonable Efforts to Develop and Commercialize such Reversion Product in the Territory in a timely and effective manner and in compliance in all material respects with Applicable Law and applicable codes of conduct; provided that, for purposes of this Section 3.3(c) only, the definition of “Commercially Reasonable Efforts” will apply to the Reversion Product (in place of Product thereunder) and the clause “in the pharmaceutical industry by a company” will be replaced by “the applicable Continuing Party” and, in addition, the Continuing Party will at all times have the sole discretion to cease permanently to Research, Develop and Commercialize such Reversion Product as provided above.

(d) Exclusivity. The Parties’ respective obligations set forth in Section 10.8 will survive and continue to apply to a Reversion Product until the earlier of (i) such time as no further payments are owed by the Continuing Party to the Opt-Out Party for such Reversion Product in such country, (ii) such time as the Continuing Party provides written notice to the Opt-Out Party of its decision, in its sole discretion, to cease permanently the Research, Development and Commercialization of such Reversion Product (which notice will be provided within [***] of the Opt-Out Party making such decision), and (iii) the Opt-Out Party has terminated the Continuing Party’s license with respect to such Reversion Product as provided in Section 3.3(j). For clarity, Section 10.9 and Section 18.5(b) through Section 18.5(d) will continue to apply to the Reversion Product.

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(e) Marks. The Opt-Out Party will assign to the Continuing Party all right, title and interest in and to those Marks used exclusively with such Reversion Product (excluding ACTR Marks and any such Marks that include, in whole or part, any corporate name or logo). For clarity, Unum will own all ACTR Marks in the Territory.

(f) Regulatory Materials. The Opt-Out Party will grant to the Continuing Party a right of reference under all Regulatory Materials and Regulatory Approvals for such Reversion Product that are Controlled by the Opt-Out Party or its Affiliates (other than Regulatory Materials and Regulatory Approvals for the Manufacture of the ACTR T-cells or the SGI Antibodies, as applicable, which will be retained by Unum or SGI, respectively), unless and until assigned to the Continuing Party pursuant to any Transition Agreement.

(g) Transition Agreement.

(i) Transition Agreement. The Parties will enter into a written agreement (the “Transition Agreement”) that would effectuate the terms and conditions of this Section 3.3(g) and would include other reasonable terms and conditions, including terms allocating costs and expenses, describing the Parties’ indemnification obligations, setting forth the Parties’ obligations with respect to unauthorized sales, and setting forth other coordination obligations. If, despite such efforts, the Parties are unable to agree upon such terms and conditions within [***] from the effective date of the opt-out, either Party may refer the dispute for resolution by arbitration in accordance with Section 17.1, and the arbitrator has the authority to require the Parties to execute a Transition Agreement in the form approved by the arbitrator.

(ii) Transition Assistance. The Transition Agreement will require the Opt-Out Party to, at no cost to the Continuing Party, provide reasonable consultation and assistance for a period of no more than [***] for the purpose of disclosing and providing to the Continuing Party, all the Unum Reversion IP or the SGI Reversion IP (as the case may be) not already in the Continuing Party’s possession that is relevant to the Reversion Product, and, at the Continuing Party’s request, all then-existing commercial arrangements to the extent relating solely and specifically to the Reversion Product that the Opt-Out Party is able, using reasonable commercial efforts, to disclose and provide to the Continuing Party, in each case, to the extent reasonably necessary or useful for the Continuing Party to commence or continue Researching, Developing, Manufacture (but only to the extent permitted pursuant to Section 3.3(g)(iii)) or Commercializing the Reversion Product. The foregoing will include assigning or sublicensing, upon request of the Continuing Party, any agreements with Third Party vendors to the extent they specifically cover the sale of the Reversion Product to the extent possible. If any such contract between the Opt-Out Party and a Third Party is not assignable to the Continuing Party (whether by such contract’s terms or because such contract does not relate specifically to the Reversion Product) but is otherwise reasonably necessary or useful for the Continuing Party to commence or continue Researching, Developing, Manufacture (but only to the extent permitted pursuant to Section 3.3(g)(iii)) or Commercializing the Reversion Product, then the Opt-Out Party will reasonably cooperate with the Continuing Party in the Continuing Party’s efforts to obtain from such Third Party the assignment or sublicense of such contract or of that portion of such contract that solely relates to Researching, Developing, Manufacture (but only to the extent permitted pursuant to Section 3.3(g)(iii)) or Commercializing the Reversion Product.

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(iii) Manufacturing.

(A) The Transition Agreement will require the Opt-Out Party or its Affiliate to enter into a supply and quality agreement to supply or have supplied the applicable SGI Antibody or ACTR T-cells (as the case may be) in the Reversion Product to the Continuing Party until such time as the Continuing Party provides written notice to the Opt-Out Party of its decision, in its sole discretion, to cease permanently the Research, Development, and Commercialization of such Reversion Product. The cost to the Continuing Party for such supply will be the Manufacturing Costs plus a [***] markup for the applicable SGI Antibody or ACTR T-cells (as the case may be) in the Reversion Product.

(B) Notwithstanding the terms of clause (A) above, at any time after the first anniversary of the effective date of the Opt-Out Party’s opt-out (whether under Section 3.1 or Section 3.2), the Opt-Out Party will have the right, in its sole discretion, to opt-out of the foregoing supply obligation upon [***] written notice to the Continuing Party (the “Supply Discontinuation Notice”). In the event that the Opt-Out Party provides a Supply Discontinuation Notice to the Continuing Party, then (1) the Opt-Out Party will transfer reasonable quantities from the Opt-Out Party’s inventory (if any) of the ACTR T-cells or SGI Antibodies (as applicable) to the Continuing Party at a price equal to the Manufacturing Costs plus a [***] for the applicable SGI Antibody or ACTR (as the case may be) in the Reversion Product, and (2) the Continuing Party would have the right to effect and complete a technology transfer to itself or to an Affiliate or a Third Party manufacturer designated by the Continuing Party (and reasonably acceptable to the Opt-Out Party) in order to permit the Continuing Party or such Third Party to Manufacture the ACTR T-cells or SGI Antibodies (as applicable) for incorporation into such Reversion Product. In conducting any transfer of inventory and technology relating to an SGI Antibody, the Parties will take into consideration SGI’s continuing need for such SGI Antibody to the extent such Antibody is used in an antibody-drug conjugate program. Such technology transfer will be at the Opt-Out Party’s cost and expense and would include the Opt-Out Party (a) making available a copy of all Know-How within the Unum Background Technology and Unum Program IP or SGI Background Technology or SGI Program IP (as applicable) relating to the Manufacture of the ACTR T-cells or SGI Antibodies (as applicable), including copies or samples of relevant documentation, Materials and other embodiments of such Know-How, in each case that is necessary to Manufacture such ACTR T-cells or SGI Antibodies (as applicable) in accordance with the applicable specifications and (b) making available personnel to assist and advise in connection with such technology transfer at the expense of the Opt-Out Party, including, if necessary, providing reasonable training to the Continuing Party or its designated Third Party manufacturer and performing such other technology transfer services as are necessary to permit continuity in the manufacture and supply of the ACTR T-cells or SGI Antibodies (as applicable) provided that if the transfer is not completed within such [***] period, then the Opt-Out Party will continue to provide such manufacturing services for up to an additional [***] period. The Opt-Out Party will only be required to deliver such Know-How in its or its Affiliates or Third Party manufacturer(s)’ actual possession and will not be required to produce or create any additional Know-How. Following any such technology transfer, the Continuing Party (and its Third Party manufacturer(s), as applicable) will segregate such any such transferred Know-How from other Know-How within its organization while such Know-How remains Confidential Information of the Opt-Out Party.

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(iv) Regulatory Materials. The Transition Agreement will require the Opt-Out Party to transfer and assign to the Continuing Party all Regulatory Materials and Regulatory Approvals solely relating to the Reversion Product that are owned or controlled by the Opt-Out Party or its Affiliates (other than Regulatory Materials and Regulatory Approvals for the Manufacture of the ACTR T-cells or the SGI Antibodies, as applicable, which will be retained by ACTR or SGI, respectively). The Transition Agreement will contain terms governing the coordination or transition of the Parties’ ongoing regulatory responsibilities with respect to such Reversion Product.

(h) Payment Obligations for Reversion Products. On a Reversion Product-by-Reversion Product basis, the Continuing Party will compensate the Opt-Out Party for such Reversion Product as determined in accordance with Section 3.1(d) or 3.2(c), as applicable.

(i) Costs and Expenses. In the event that the Opt-Out Party exercises its Opt-Out Rights in accordance with Section 3.2, each Party will also continue to bear its share of all Development Costs incurred during any then-ongoing Clinical Trial, as well as all committed or otherwise non-cancellable Research Costs and Development Costs for any activities agreed to by the Parties under the then-current applicable Research Plan, Early Clinical Development Plan or Late Clinical Development Plan. By way of example, but not limitation, in the event that the Opt-Out Party exercises its Opt-Out Right [***], then [***] with respect to such [***] Clinical Trial until it is concluded.

(j) Termination. On a Reversion Product-by-Reversion Product basis, (a) the Opt-Out Party will have the right to terminate this Agreement) in accordance with Sections 16.3(a)(i), 16.3(a)(ii) and 16.3(a)(iii) (but, for clarity, not Section 16.3(a)(iv)) with respect to the applicable Reversion Product, and (b) the Continuing Party will have the right to terminate this Agreement upon written notice to the Opt-Out Party of the Continuing Party’s decision, its sole discretion, to cease permanently the Research, Development and Commercialization of such Reversion Product (which notice will be provided within [***] of the Continuing Party making such decision). In the event of a termination of this Agreement with respect to a Reversion Product, then the consequences in Section 16.5(b) will apply. For clarity, any termination of this Agreement with respect to a Reversion Product will result in the termination of the applicable Collaboration Antigen.

(k) Joint Development Committee. In accordance with Section 6.6(c), the JDC will act as an information-sharing forum with respect to the Research and Development of each Reversion Product. The Continuing Party will provide such information and data regarding the Development of the Reversion Product as the JDC would customarily receive regarding a Product to the extent that it specifically relates to, if Unum is the Opt-Out Party, ACTR T-cells or the ACTR platform technology and, if SGI is the Opt-Out Party, the applicable SGI Antibody. In addition, the Continuing Party will provide summaries of all other material information and data regarding the Development of such Reversion Product. The Parties acknowledge and agree that the Joint Development Committee will have no decision-making authority or approval rights with respect to a Reversion Product.

(l) Joint Manufacturing Committee. The JMC will act as an information-sharing forum with respect to the Manufacture of clinical and commercial supplies of ACTR T-cells and SGI Antibodies for a Reversion Product. The Continuing Party will provide such information and data regarding the Manufacture of the Reversion Product as the JMC would customarily receive regarding a Product to the extent that it specifically relates to, if Unum is the Opt-Out Party, ACTR T-cells or the

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ACTR platform technology, and, if SGI is the Opt-Out Party, the applicable SGI Antibody. In addition, the Continuing Party will provide summaries of all other material information and data regarding the Manufacture of such Reversion Product. The Parties acknowledge and agree that the Joint Manufacturing Committee will have no decision-making authority or approval rights with respect to a Reversion Product.

(m) Commercialization. By [***] of each calendar year during the Term, the Continuing Party will provide to the other Party a report on the Commercialization of the applicable Reversion Product. Such report will describe in reasonable detail the Commercialization efforts for the preceding calendar year for such Reversion Product (including the past calendar year and projected budgets for such Commercialization). Further, the Continuing Party will provide such additional information regarding the Commercialization of such Reversion Product as the other Party may reasonably request, and further will meet (in person at the Continuing Party’s site) with such other Party after providing such report upon such other Party’s request to discuss same. Subject to Applicable Law, all Pricing Matters for Reversion Products will be determined by the Continuing Party, except to the extent they constitute an ACTR Matter, in which event such Pricing Matter will be determined by mutual agreement of the JSC, subject to the dispute resolution process set forth in Section 4.5(c). The Parties will comply with Section 7.3 for each Reversion Product, with the Continuing Party being responsible for the global safety database for such Reversion Product.

(n) Relationship to Other Provisions. Sections 4.6(b)(ix), 7.2, 10.1(e), 10.1(f), 10.2(d), 10.4(l), 10.5, 10.6, 10.7, 10.9, 11.13, 11.14, 11.15, 11.16, 11.17, 11.18, 11.20, 16.1, 16.7, 16.8, 16.9, 18.2, 18.5(b), 18.5(c), 18.5(d), and 18.8 and Article 1 and Article 17 will continue to apply to the Research, Development, Manufacture and Commercialization of each Reversion Product. For clarity, defined terms (such as “Development”) that use the term Research Candidate, Development Candidate or Product but not Reversion Product will be understood to apply to the Reversion Product as the context may require.

ARTICLE 4

GOVERNANCE

4.1 Alliance Manager. Promptly following the Effective Date, each Party will designate an individual to facilitate communication and coordination of the Parties’ activities under this Agreement relating to Research Candidates, Development Candidates and Products and to provide support and guidance to the JSC (each, an “Alliance Manager”). Each Alliance Manager may also serve as a representative of its respective Party on one or more Committees.

4.2 Joint Steering Committee.

(a) Purpose; Formation. Within [***] after the Effective Date, the Parties will establish a joint steering committee (the “JSC”) which will monitor and provide strategic oversight of the activities under this Agreement and facilitate communications between the Parties with respect to the Research, Development, Manufacture and Commercialization of Research Candidates, Development Candidates and Products, all in accordance with this Section 4.2.

(b) Composition. Each Party will initially appoint [***] representatives to the JSC, all of whom have sufficient seniority within the applicable Party to make decisions arising within the scope of the JSC’s responsibilities. The Parties’ initial representatives to the JSC are set forth on

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Exhibit D. The JSC may change its size from time to time by mutual consent of its members, provided that the JSC will consist at all times of an equal number of representatives of each of Unum and SGI. Each Party may replace its JSC representatives at any time upon written notice to the other Party. The JSC may invite non-members to participate in the discussions and meetings of the JSC, provided that such participants have no voting authority at the JSC. The JSC will have a chairperson, who will serve for a term of [***], and who will be selected alternately, on an [***] basis, by Unum or SGI. The initial chairperson will be selected by Unum. The role of the chairperson will be to convene and preside at meetings of the JSC. The Alliance Managers will work with the chairperson to prepare and circulate agendas and to ensure the preparation of minutes. The chairperson has no additional powers or rights beyond those held by the other JSC representatives.

(c) Specific Responsibilities. In addition to its overall responsibility for monitoring and providing strategic oversight with respect to the Parties’ activities under this Agreement, the JSC will in particular have the following responsibilities, provided, however that the following will not apply with respect to the Development or Commercialization of any Reversion Product (except as otherwise expressly provided):

(i) oversee the activities of the Parties under this Agreement;

(ii) review, discuss and approve the selection of the A3 Antigen and any Replacement Antigen;

(iii) for each Collaboration Antigen, review, discuss and approve the selection of the SGI Antibodies for each Research Candidate;

(iv) for each Collaboration Antigen, review, discuss and approve the selection of the Development Candidate for Development in accordance with Section 2.5;

(v) for each Collaboration Antigen, review, discuss and approve the selection of the Product for Commercialization in accordance with Section 2.6;

(vi) review and discuss the Research, Development and Commercialization of Research Candidates, Development Candidates and Products and any other ongoing activities;

(vii) review and discuss the Manufacture of ACTR T-cells and the SGI Antibodies for use in Research Candidates, Development Candidates and Products, including any applicable Third Party intellectual property;

(viii) review and discuss the supply chain for Research Candidates, Development Candidates and Products;

(ix) subject to Section 10.7, review, discuss and determine whether the planned activities or product features under this Agreement with respect to Research Candidates, Development Candidates and Products may require or benefit from a license under Patents or Know-How of Third Parties;

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(x) review, discuss and determine the allocation of any Third Party Payments between the Parties in the Shared Territory; provided that the JSC may determine that such Third Party Payment constitutes Development Costs or Joint Commercialization Costs, as applicable, and should be shared by the Parties pursuant to the profit sharing mechanism under this Agreement;

(xi) facilitate the flow of information between the Parties with respect to Research Candidates, Development Candidates and Products;

(xii) review and discuss reports from the JDC and JCC and provide guidance thereto, direct the activities of such Committees, and approve each Research Plan, Early Clinical Development Plan, Late Clinical Development Plan and Joint Commercialization Plan and, in the case of all plans, amendments thereto;

(xiii) decide whether and when to initiate or discontinue any Voluntary Phase 4 Clinical Trial or Supplemental Trials, provided no Party will be required to include a Supplemental Trial in the Late Clinical Development Plan or a Voluntary Phase 4 Clinical trial in the Joint Commercialization Plan absent JSC agreement (and for clarity without escalation to the Executive Officers or arbitration under Article 17);

(xiv) attempt to resolve issues presented to it by, and disputes within, the JDC or JCC, or any other subcommittee;

(xv) establish such additional joint subcommittees as it deems necessary to achieve the objectives and intent of this Agreement; and

(xvi) perform such other functions as appropriate, and direct each other Committee to perform such other functions as appropriate, to further the purposes of this Agreement, in each case as agreed in writing by the Parties or as expressly provided in this Agreement.

(d) Meetings. The JSC will meet at least [***] during the Term unless the Parties mutually agree in writing to a different frequency. No later than [***] Business Days prior to any meeting of the JSC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JSC (by videoconference, teleconference or in person) by providing at least [***] prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the chairperson of the JSC and the Alliance Managers of both Parties to provide the members of the JSC no later than three (3) Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered. The JSC may meet in person, by videoconference or by teleconference. Notwithstanding the foregoing, at least [***] meeting per calendar year will be in person unless the Parties mutually agree in writing to waive such requirement. In-person JSC meetings will be held at locations alternately selected by Unum and by SGI. [***]. Meetings of the JSC will be effective only if at least one (1) representative of each Party (which representative is not such Party’s Alliance Manager) is present or participating in

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such meeting. The Alliance Managers will be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect material decisions made and action items identified at such meetings. The Alliance Managers will send draft meeting minutes to each member of the JSC for review and approval within [***] after each JSC meeting. Such minutes will be deemed approved unless one or more members of the JSC objects to the accuracy of such minutes within [***] of receipt. Minutes will be officially endorsed by the JSC at the next JSC meeting, and will be signed by the Alliance Managers.

(e) Decision-Making. In addition to resolving issues specifically delegated to it, the JSC has the authority to resolve disputes within the jurisdiction of the JDC, JCC and any other committees that the Parties may subsequently create to assist in governance of this Agreement, but otherwise has no authority except where expressly specified elsewhere in this Agreement or mutually agreed by the Parties in writing. The representatives from each Party have, collectively, [***] on behalf of that Party, and all decision making will be [***]. Disputes at the JSC will be handled in accordance with Section 4.6.

4.3 Joint Development Committee.

(a) Formation; Composition. Within [***] after the Effective Date, the Parties will establish a committee to oversee the identification, Research and Development of Research Candidates, Development Candidates and Products (but not Reversion Products) in the Territory in accordance with the Research Plan(s), Early Clinical Development Plan(s) and Late Clinical Development Plan(s) for the same and to coordinate the Research and Development activities of the Parties (the “JDC”). Each Party will initially appoint [***] representatives to the JDC, with each representative having knowledge and expertise in the Research and Development of compounds and products similar to the Research Candidates, Development Candidates and Products and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JDC’s responsibilities. The JDC may change its size from time to time, provided that the JDC will consist at all times of an equal number of representatives of each of Unum and SGI. Each Party may replace its JDC representatives at any time upon written notice to the other Party. The JDC may invite non-members to participate in the discussions and meetings of the JDC, provided that such participants have no voting authority at the JDC. The JDC will have a chairperson, who will serve for a term of [***], and who will be selected alternately, on an annual basis, by Unum or SGI. The initial chairperson will be selected by Unum. The role of the chairperson will be to convene and preside at meetings of the JDC and to ensure the preparation of minutes, but the chairperson has no additional powers or rights beyond those held by the other JDC representatives.

(b) Specific Responsibilities of the JDC. The JDC has the following responsibilities:

(i) oversee and review Research responsibilities for each Research Candidate;

(ii) oversee and review Development responsibilities for each Development Candidate;

(iii) discuss, prepare and approve for submission to the JSC all Research Plans, Early Clinical Development Plans and Late Clinical Development Plans, and all annual and interim amendments to Research Plans, Early Clinical Development Plans and Late Clinical Development Plans for, respectively, Research Candidates and Development Candidates in the Territory;

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(iv) oversee the conduct of all Research Plans, Early Clinical Development Plans and Late Clinical Development Plans;

(v) review and recommend for the JSC’s consideration modifications to the budget for Development Costs relating to this Agreement;

(vi) create, implement and review the overall strategy for Research and Development, including the design of all Clinical Trials, conducted under all Research Plans, Early Clinical Development Plans and Late Clinical Development Plans, including Required Phase 4 Clinical Trials, but for clarity no Voluntary Phase 4 Clinical Trials or Supplemental Trials;

(vii) recommend to the JSC whether to include any Supplemental Trials in the Late Clinical Development Plan;

(viii) decide whether and when to initiate or discontinue any nonclinical study or Clinical Trial (other than any Voluntary Phase 4 Clinical Trials or Supplemental Trials) under each Research Plan, Early Clinical Development Plan and Late Clinical Development Plan, including Required Phase 4 Clinical Trials, provided that nothing is intended to limit a Party’s ability to comply with Applicable Law or manage subject safety;

(ix) allocate budgeted resources and determine priorities for each nonclinical study and Clinical Trial included under each Research Plan, Early Clinical Development Plan and Late Clinical Development Plan, including Required Phase 4 Clinical Trials;

(x) oversee the conduct of any Supplemental Trials and the results thereof;

(xi) allocate budgeted resources and determine priorities for each Supplemental Trial included under the Late Clinical Development Plan;

(xii) oversee the conduct of all nonclinical studies and Clinical Trials included under each Research Plan, Early Clinical Development Plan and Late Clinical Development Plan, including Required Phase 4 Clinical Trials;

(xiii) facilitate the flow of information between the Parties with respect to the Research and Development of Research Candidates and Development Candidates;

(xiv) allocate primary responsibility as between the Parties for tasks relating to the Research and Development of Research Candidates and Development Candidates where not already specified in the Research Plan, Early Clinical Development Plans or Late Clinical Development Plans therefor;

(xv) create, implement and review the overall strategy regarding Regulatory Approval of Products in the Territory;

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(xvi) without limitation to clause (xv), review the regulatory strategy with respect to discussions with and commitments to or agreements with Regulatory Authorities (including post-approval commitments) with respect to Product labeling, risk management or Required Phase 4 Clinical Trials;

(xvii) without limitation to clause (xvi), review and approve any material submission to, or any material agreement with or material commitment made to, a Regulatory Authority with respect to a Product, such as any NDA or MAA, or any submission, agreement or commitment with respect to Product labeling, any risk management plans, any Required Phase 4 Clinical Trial or other post-approval commitment for such Product;

(xviii) facilitate the flow of information between the Parties with respect obtaining Regulatory Approval for Products; and

(xix) perform such other functions as may be appropriate to further the purposes of this Agreement, as directed by the JSC in accordance with Section 4.2(c)(xvi) or as expressly provided in this Agreement.

(c) Meetings. The JDC will meet at least [***], unless the Parties mutually agree in writing to a different frequency. No later than [***] Business Days prior to any meeting of the JDC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party will be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JDC (by videoconference, teleconference or in person) by providing at least [***] Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the Alliance Manager to provide the members of the JDC no later than [***] Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision. The JDC may meet in person, or at the request of either Party, by videoconference, or by teleconference. In-person JDC meetings will be held at locations in the United States alternately selected by Unum and by SGI or at any other location mutually agreed by the members of the JDC. Each Party will report to the JDC on all material issues relating to the Research and Development of Research Candidates, Development Candidates and Products for and in the Territory promptly after such issues arise. Each Party will bear the expense of its respective JDC members’ participation in JDC meetings. The JDC chairperson will be responsible for preparing reasonably detailed written minutes of JDC meetings that reflect all decisions made and action items identified at such meetings. The JDC chairperson will send meeting minutes to each member of the JDC for review and approval within [***] Business Days after each JDC meeting. Minutes will be deemed approved unless one or more members of the JDC objects to the accuracy of such minutes within [***] Business Days of receipt. Minutes will be officially endorsed by the JDC at the next JDC meeting, and will be signed by the Alliance Managers.

(d) Decision-Making. Subject to the remainder of this Section 4.3(d) and Section 4.6, the [***] act [***]. The representatives from each Party have, collectively, one (1) vote on behalf of that Party. If the JDC cannot [***]on an issue that comes before the JDC [***] of the meeting [***] and over which the JDC has oversight, then the Parties will refer such matter to [***] for resolution in accordance with [***] and [***].

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4.4 Joint Commercialization Committee.

(a) General. With respect to Products, no later than completion of the first Phase 2 Clinical Trial for the first Product, the Parties will establish a committee to oversee Commercialization of Products (but not Reversion Products) in the Territory (the “JCC”).

(b) Formation; Composition. Each Party will initially appoint [***] to the JCC, with each representative having knowledge and expertise in the commercialization of products similar to the Products and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JCC’s responsibilities. The JCC may change its size from time to time by mutual consent of its members, provided that the JCC will consist at all times of an equal number of representatives of each of Unum and SGI. Each Party may replace its JCC representatives at any time upon written notice to the other Party. The JCC may invite non-members to participate in the discussions and meetings of the JCC, provided that such participants have no voting authority at the JCC. The JCC will have a chairperson, who will be selected by SGI. The role of the chairperson will be to convene and preside at meetings of the JCC and to ensure the preparation of minutes, but the chairperson has no additional powers or rights beyond those held by the other JCC representatives.

(c) Specific Responsibilities of the JCC. The JCC has the following responsibilities:

(i) discuss, prepare and approve for submission to the JSC the Joint Commercialization Plan for each Product, including, in each case, any amendments thereto;

(ii) oversee implementation of each Joint Commercialization Plan;

(iii) review and discuss Commercialization activities with respect to Products;

(iv) allocate between the Parties primary responsibility for tasks relating to Commercialization of Products in the Shared Territory in a manner consistent with Article 8;

(v) coordinate the Co-Promotion activities of Unum and SGI with respect to Products in the Shared Territory;

(vi) oversee long-range forecasting and market planning with respect to Products;

(vii) review and discuss strategies with respect to Pricing Matters in the Shared Territory and make determinations with respect thereto, to the extent not prohibited by Applicable Law;

(viii) manage Marks as contemplated by Section 12.8;

(ix) oversee the conduct of Voluntary Phase 4 Clinical Trials and the results thereof;

(x) allocate budgeted resources and determine priorities for each Voluntary Phase 4 Clinical Trial included under the Joint Commercialization Plan;

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(xi) review, discuss and coordinate the Parties’ scientific presentation and publication strategy relating to the Products in the Territory;

(xii) review and facilitate discussion of proposed Publications and resolve disputes with respect thereto taking into consideration the factors set forth in Section 15.4(c); and

(xiii) perform such other functions as appropriate to further the purposes of this Agreement, as directed by the JSC in accordance with Section 4.2(c)(xvi) or as expressly provided in this Agreement.

(d) Meetings. The JCC will meet at least [***], unless the Parties mutually agree in writing to a different frequency. No later than [***] Business Days prior to any meeting of the JCC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party will be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JCC (by videoconference, teleconference or in person) by providing at least [***] Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the chairperson of the JCC to provide the members of the JCC no later than [***] Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision. The JCC may meet in person, by videoconference, or by teleconference. In-person JCC meetings will be held at locations in the United States alternately selected by Unum and by SGI or at any other location mutually agreed by the members of the JCC. Meetings of the JCC will be effective only if at least one (1) representative of each Party is present or participating in such meeting. Each Party will report to the JCC on all material issues relating to the Commercialization of Products promptly after such issues arise. Each Party will bear the expense of its respective JCC members’ participation in JCC meetings. The JCC chairperson will be responsible for preparing reasonably detailed written minutes of JCC meetings that reflect all decisions made and action items identified at such meetings. The JCC chairperson will send meeting minutes to each member of the JCC for review and approval within [***] Business Days after each JCC meeting. Minutes will be deemed approved unless one or more members of the JCC objects to the accuracy of such minutes within [***] Business Days of receipt. Minutes will be officially endorsed by the JCC at the next JCC meeting, and will be signed by the Alliance Managers.

(e) Decision-Making. Subject to the remainder of this Section 4.4(e) and Section 4.6, the JCC will act by [***]. The representatives from each Party have, collectively, [***] vote on behalf of that Party. [***] on an issue that comes before the JCC within [***] days of the meeting such issue was raised and over which the JCC has oversight, then the Parties will refer such matter to the JSC for resolution in accordance with Section 4.2(e) and Section 4.5.

4.5 Joint Manufacturing Committee.

(a) Formation; Composition. Within [***] days after the Effective Date, the Parties will establish a committee to discuss and oversee the Manufacturing of clinical and commercial supplies of ACTR T-cells and SGI Antibodies (the “JMC”). Each Party will initially appoint [***] representatives to the JMC, with each representative having knowledge and expertise in the manufacturing and having sufficient seniority within the applicable Party to make decisions relating to the Manufacturing of ACTR T-cells and SGI Antibodies, as applicable. The JMC may change its size from

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time to time by mutual consent of its members, provided that the JMC will consist at all times of an equal number of representatives of each of Unum and SGI. Each Party may replace its JMC representatives at any time upon written notice to the other Party. The JMC may invite non-members to participate in the discussions and meetings of the JMC, provided that such participants will have no voting authority. The JMC will have a chairperson, who will be selected by Unum. The role of the chairperson will be to convene and preside at meetings of the JMC and to ensure the preparation of minutes, but the chairperson will have no additional powers or rights beyond those held by the other JMC representatives.

(b) Specific Responsibilities of the Joint Manufacturing Committee. Subject to Section 4.5(d), the JMC will be responsible for coordinating and overseeing the Manufacturing activities under this Agreement with respect to Research Candidates, Development Candidates and Products in the Territory in accordance with the Supply Agreements, in particular the JMC will provide a venue for the discussions contemplated by Section 9.6 and Section 9.7. In additions, (i) topics to be discussed will include intellectual property protection and freedom-to-operate concerns for Manufacturing activities and (ii) the JMC may provide Manufacturing updates to the JSC.

(c) Meetings. The JMC will meet at least [***] per calendar quarter, unless the Parties mutually agree in writing to a different frequency. No later than [***] Business Days prior to any meeting of the JMC (or such shorter time period as the Parties may agree), the Alliance Managers will prepare and circulate an agenda for such meeting; provided, however, that either Party will be free to propose additional topics to be included on such agenda, either prior to or in the course of such meeting. Either Party may also call a special meeting of the JMC (by videoconference, teleconference or in person) by providing at least [***] Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the Alliance Manager to provide the members of the JMC no later than [***] Business Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision. The JMC may meet in person, or at the request of either Party, by videoconference, or by teleconference. In-person JMC meetings will be held at locations in the United States alternately selected by Unum and by SGI or at any other location mutually agreed by the members of the JMC. Each Party will report to the JMC on all material issues relating to the Manufacture of ACTR T-cells or SGI Antibodies (as applicable) promptly after such issues arise. The JMC chairperson will be responsible for preparing reasonably detailed written minutes of JMC meetings that reflect all decisions made and action items identified at such meetings. The JMC chairperson will send meeting minutes to each member of the JMC for review and approval within [***] Business Days after each JMC meeting. Minutes will be deemed approved unless one or more members of the JMC objects to the accuracy of such minutes within [***] Business Days of receipt. Minutes will be officially endorsed by the JMC at the next JMC meeting, and will be signed by the Alliance Managers.

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(d) Decision-Making. The Parties acknowledge and agree that the JMC is intended to act as a discussion forum, and not a decision-making body, and that the JMC’s responsibilities are not subject to the oversight of, or escalation to, the JSC or any other committee in the event of any dispute or disagreement between the Parties. For clarity, (i) all matters regarding the Manufacturing of ACTR T-cells will be decided by Unum, and (ii) all matters regarding the Manufacturing of SGI Antibodies will be decided by SGI; and, in each case for clauses (i) or (ii), without escalation to the Executive Officers or arbitration under Article 17.

4.6 Resolution of Committee Disputes.

(a) Within Operating Committees. All decisions within the JDC and JCC will be [***] and all decisions within the other committees, other than the JSC, where the decision relates to Products in the Shared Territory [***]. If a dispute arises which cannot be resolved within [***]or such [***], then if such dispute relates to a matter within the jurisdiction of the [***], the representatives of either Party may cause such matter to [***] for [***] as provided in [***].

(b) Within the JSC. Subject to the exceptions specified below in this Section 4.6(b), all decisions within the JSC (whether originating there, or referred to it by an operating Committee) will be made by unanimous agreement. If a matter is referred by an operating [***], the [***] will use good faith efforts, in compliance with [***], to resolve promptly such matter. If the [***] is unable to reach unanimous agreement on any issue for which it is responsible, other than those addressed [***], within [***] after a Party affirmatively states that a decision needs to be made, either Party may elect to submit such issue to [***]in accordance with [***]. Notwithstanding the foregoing:

(i) Unum will not be required to [***] for any of the reasons enumerated in Section 2.2 and Section 2.3; provided, for clarity, that (A) the extent and scope of any Arbitral Matter regarding the application of such Sections may be referred to dispute resolution in accordance with Article 17 (for clarity, [***], in each case will not be treated as an Arbitral Matter and will be determined by Unum as provided in such Sections, and ACTR Matters under such Sections will be subject to the following clause (iv)); and (B) SGI will have the tie-breaking vote with respect to the nomination of the A3 Antigen or any Replacement Antigen in all other cases;

(ii) the selection of a Development Candidate for Development in accordance with Section 2.5 will be made only by [***], and, for clarity, [***] on the foregoing matter, then the Research Program for the relevant Collaboration Antigen will be terminated in accordance with Section 2.5 (and for clarity without escalation to the Executive Officers or arbitration under Article 17);

(iii) the selection of the Product for Commercialization in accordance with Section 2.6 will be made only [***], and, for clarity, if there is [***] of the JSC on the foregoing matter, then a Party may exercise its Opt-Out Right with respect to such Development Candidate and associated Product in accordance with Section 3.2 (and for clarity without escalation to the Executive Officers or arbitration under Article 17);

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(iv) all ACTR Matters will be determined by Unum, provided that if the JSC is unable to agree on the existence or scope of an ACTR Matter and if after submission to the Executive Officers pursuant to Section 4.6(c) an agreement has not been reached, then the existence and scope of an ACTR Matter may be referred to dispute resolution in accordance with Article 17;

(v) no dispute to the extent pertaining to a Party’s request to allocate any Development Costs (including costs associated with Supplemental Trials), costs associated with Voluntary Phase 4 Clinical Trials, or other costs that SGI expects or plans to incur with respect to the Licensed Territory in whole or in part to the Shared Territory in accordance with Section 6.2(a)(vi) or Section 8.3(a)(iii) that are not resolved by the JSC or following submission to the Executive Officers pursuant to Section 4.6(c) may be submitted to arbitration in accordance with Article 17, and, for clarity, should there be no resolution of the foregoing matter, then there will be no such allocation of Development Costs or other costs to the Shared Territory;

(vi) all matters to the extent pertaining to the Development and Commercialization of Development Candidates and associated Products in the Licensed Territory (other than ACTR Matters, the discontinuation of a Clinical Trial that is contemplated by the then-current Late Clinical Development Plan for reasons other than safety, or the initiation of any Supplemental Trials or Voluntary Phase 4 Clinical Trials) will be decided by SGI without escalation to the Executive Officers or arbitration under Article 17; for clarity, decision-making regarding the initiation of Supplemental Trials or Voluntary Phase 4 Clinical Trials is addressed in Section 6.2(a) or Section 8.3(a), respectively;

(vii) all matters to the extent pertaining to the Manufacture of the ACTR T-cells will be decided by Unum in accordance with Section 4.5(d);

(viii) all matters to the extent pertaining to the Manufacture of the SGI Antibodies will be decided by SGI in accordance with Section 4.5(d); and

(ix) all matters to the extent pertaining to the Research, Development or Commercialization of Reversion Products (other than ACTR Matters and Manufacturing) will be decided by the Continuing Party without escalation to the Executive Officers or arbitration under Article 17; provided that (A) all ACTR Matters will be determined pursuant to Section 4.6(b)(iv) and (B) all matters to the extent pertaining to Manufacturing will be determined pursuant to Sections 4.6(b)(vii) and 4.6(b)(viii).

(c) Referral to Executive Officers. If a Party makes an election under Section 4.6(b) to refer a matter to the Executive Officers, the JSC will submit in writing the respective positions of the Parties to their respective Executive Officers. Such Executive Officers will use good faith efforts, in compliance with this Section 4.6(c), to resolve promptly such matter, which good faith efforts will include at least one in-person meeting between such Executive Officers within [***] Business Days after the JSC’s submission of such matter to them. If the Executive Officers are unable to reach unanimous agreement on any such matter, the matter may be referred to dispute resolution in accordance with Article 17.

(d) Good Faith. In conducting themselves on committees, and in exercising their rights under this Section 4.6, all representatives of both Parties will consider diligently, reasonably and in good faith all input received from the other Party, and will use reasonable efforts to [***] all matters before them. In exercising any decision-making authority granted to it under this Article 4, each Party will act based on its good faith judgment taking into consideration the best interests of the Products and this Agreement.

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4.7 General Committee Authority. Each Committee has solely the powers expressly assigned to it in this Article 4 and elsewhere in this Agreement. No Committee will have any power to amend, modify, or waive compliance with this Agreement. It is expressly understood and agreed that the control of decision-making authority by Unum or SGI, as applicable, pursuant to Section 4.6, so as to resolve a disagreement or deadlock on a Committee for any matter will not authorize either Party to perform any function or exercise any decision-making right not delegated to a Committee or such Party, and that neither Unum nor SGI has any right to unilaterally modify or amend, or waive its own compliance with, the terms of this Agreement.

4.8 Commercialization Pending Resolution of Disputes. In the event of a dispute relating to Commercialization in the Shared Territory with respect to a Product, and in an effort to avoid economic harm to such Product, the Lead Commercializing Party will be entitled to exercise tie-breaking decision authority pending the resolution of the applicable dispute in accordance with this Article 4; provided that (a) in exercising such authority the Lead Commercializing Party will take into consideration the temporary nature of such authority, (b) this Section 4.8 will not apply to Pricing Matters, and (c) this Section 4.8 will not apply if the dispute relates to any ACTR Matter.

ARTICLE 5

RESEARCH CANDIDATES

5.1 Overview. Subject to the oversight of the JSC and the JDC, on a Collaboration Antigen-by-Collaboration Antigen basis, Unum will be primarily responsible for Research of the Research Candidates in accordance with this Agreement and the Research Plan for such Research Candidates during the Research Term.

5.2 Research Plans.

(a) General.

(i) On a Collaboration Antigen-by-Collaboration Antigen basis, all Research of the Research Candidates during the Research Term will be conducted pursuant to a research plan and budget (such plan, a “Research Plan” with respect to each Collaboration Antigen) that describes (A) the proposed overall program of Research for the applicable Research Candidates, including nonclinical studies, (B) the anticipated start dates and data availability dates of such nonclinical studies, (C) the respective roles and responsibilities of each Party in connection with such activities, and (D) a detailed budget for all such activities in the Territory. In the event of any inconsistency between a Research Plan and this Agreement, the terms of this Agreement will prevail.

(ii) On a Collaboration Antigen-by-Collaboration Antigen basis, within [***] days after the first Research Candidate Selection Date for such Collaboration Antigen, the Parties will finalize a Research Plan for the Research Candidates in the Territory, which Research Plan will be approved by the JSC. An initial draft of the Research Plan for the A1 Antigen is

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attached as Exhibit E-1, and an initial draft of the Research Plan for the A2 Antigen is attached as Exhibit E-2. The budget for the Research Plan for the A1 Antigen and the Research Plan for the A2 Antigen will be agreed by the Parties within [***] days after the Effective Date; provided that the Parties will commence activities notwithstanding the fact that the applicable budget will not be determined for such [***]-day period.

(b) Amendments to the Research Plan. On an annual basis, or more often as the Parties deem appropriate, the JDC will prepare amendments to each then-current Research Plan for each Collaboration Antigen for approval of the JSC. Each such amended Research Plan will specify the items described in Section 5.2(a)(i). Such amended Research Plan will cover the next calendar year (and additional periods as reasonably determined by the Parties). Such updated and amended Research Plan will reflect any changes, re-prioritization of studies within, reallocation of resources with respect to, or additions to, respectively, the then-current Research Plan. In addition, the JDC may prepare amendments for approval by the JSC to the Research Plan, as appropriate, from time to time during the calendar year in order to reflect changes in such plans or budget for such calendar year, in each case, in accordance with the foregoing. Once approved by the JSC, the amended annual Research Plan will become effective for the applicable period on the date approved by the JSC (or such other date as the JSC will specify). Any JSC-approved amended Research Plan will supersede, respectively, the previous Research Plan for the Collaboration Antigen for the applicable period.

5.3 Diligence; Standards of Conduct. With respect to each Collaboration Antigen, Unum (itself or through its Affiliates or by permitted subcontracting pursuant to Section 5.9) agrees to use Commercially Reasonable Efforts to Develop Research Candidates in the Territory, and to carry out the tasks specified under the Research Plan, in a timely and effective manner, and agrees to conduct its activities under the Research Plan in a good scientific manner and in compliance in all material respects with Applicable Law. SGI will cooperate with and provide reasonable support to Unum (especially in connection with the SGI Antibodies included in such Research Candidates) in connection with Unum’s performance of its responsibilities under the Research Plan. The Parties acknowledge and agree, however, that no outcome or success is or can be assured and that failure to achieve desired results will not in and of itself constitute a breach or default of any obligation in this Agreement (notwithstanding the focus of the Research Program described above).

5.4 Research Decision-Making. Except as otherwise expressly provided in this Agreement, all matters regarding the Research Program will be decided by unanimous agreement by the JDC, other than the selection of the Research Candidates, which will be selected by the JSC in accordance with Section 2.4.

5.5 Research Costs. During the Research Term, SGI will reimburse Unum for one hundred percent (100%) of all Research Costs for all Research Candidates actually incurred for the Territory pursuant to the Research Plan, in accordance with Section 11.5. For clarity, [***].

5.6 Research Reports. Unum will keep the JDC fully informed regarding the progress and results of Research activities for Research Candidates in the Territory during the Research Term, including an annual review of results versus goals (as such goals are set forth in the Research Plans).

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5.7 Research Records. Unum will maintain complete and accurate records (in the form of electronic files where appropriate) of all work conducted by it under the Research Plans. Such records will reflect all work done and results achieved in the performance of the Research Plans in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. SGI has the right to receive copies of such records maintained by Unum, including in electronic format if maintained in such format, at reasonable times to the extent reasonably necessary to perform obligations or exercise rights under this Agreement.

5.8 Materials.

(a) SGI will, during the Research Term, as a matter of course as described in the Research Plan or upon Unum’s reasonable written request, furnish to Unum samples of Materials that are in SGI’s Control (including SGI Antibodies included in such Research Candidates) and are necessary for Unum to carry out its responsibilities under the Research Plan. If agreed by the Parties, Unum may furnish to SGI samples of Materials that are in Unum’s Control and are necessary for SGI to carry out those responsibilities on which the Parties may agree.

(b) Each Party will use those Materials furnished by the other Party only in accordance with the Research Plan and otherwise in accordance with the terms and conditions of this Agreement and any instructions provided by the furnishing Party. Except with the prior written consent of the furnishing Party (such consent not to be unreasonably withheld, conditioned, or delayed), such Party receiving Materials will not distribute or otherwise allow the release of Materials to any Third Party, except for subcontracting as permitted hereunder. All Materials so delivered will remain the sole property of the furnishing Party and will be used in compliance with all Applicable Law. The Materials supplied under this Agreement will be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.

5.9 Subcontracts. Unum may perform any of its Research obligations under this Article 5 through one or more subcontractors or consultants, provided that (a) Unum remains responsible for the work allocated to such subcontractors and consultants to the same extent it would if it had done such work itself; (b) the subcontractor or consultant undertakes in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information, that are substantially the same as those undertaken by Unum with respect to Confidential Information pursuant to Article 15; and (c) the subcontractor or consultant undertakes in writing to assign or exclusively license back (with the right to sublicense) all intellectual property with respect to Research Candidates developed in the course of performing any such work to Unum. Unum may also subcontract Research work on terms other than those set forth in this Section 5.9 with the prior approval of the JDC.

ARTICLE 6

DEVELOPMENT CANDIDATES

6.1 Overview. Subject to the oversight of the JSC and the JDC, on a Development Candidate-by-Development Candidate basis:

(a) Unum will be primarily responsible for Development of each Development Candidate in accordance with this Agreement and the Early Clinical Development Plan for such Development Candidate during the Early Clinical Development Term.

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(b) Unless either Party (or both Parties) exercise(s) its Opt-Out Right, (i) SGI and Unum will collaborate on further Development activities of such Development Candidate and associated Product in accordance with this Agreement and the Late Clinical Development Plan for such Development Candidate and associated Product in the Shared Territory, and (ii) SGI will be primarily responsible for further Development activities of such Development Candidate and associated Product in accordance with this Agreement and the Late Clinical Development Plan for such Development Candidate and associated Product in the Licensed Territory.

6.2 Clinical Development Plans.

(a) Content and Adoption.

(i) All Development of any given Development Candidate during the Early Clinical Development Term will be conducted pursuant to a development plan and budget (such plan, an “Early Clinical Development Plan” with respect to each Development Candidate) that describes (A) the proposed overall program of Development for the applicable Development Candidate, including Phase 1 Clinical Trials in particular, at least one (1) Qualifying Phase 1 Clinical Trial, (B) the anticipated start dates and data availability dates of Phase 1 Clinical Trials, (C) the respective roles and responsibilities of each Party in connection with such activities, and (D) a detailed budget for all such activities in the Territory. In the event of any inconsistency between an initial Early Clinical Development Plan and this Agreement, the terms of this Agreement will prevail.

(ii) On a Development Candidate-by-Development Candidate basis, within [***] days after the Development Candidate Selection Date, the Parties will prepare and recommend for approval to the JSC an Early Clinical Development Plan for each Development Candidate in the Territory, which Early Clinical Development Plan will be approved by the JSC.

(iii) During the Late Clinical Development Term for a Development Candidate, all Development of such Development Candidate and associated Product pursuant to this Agreement and activities to support and obtain Regulatory Approvals for such Development Candidate and associated Product in the Territory will be conducted pursuant to a development plan and budget (such plan, a “Late Clinical Development Plan” with respect to each Development Candidate) that describes (A) the proposed overall program of Development for the applicable Development Candidate, including all Clinical Trials, in the Territory, (B) the anticipated start dates and data availability dates of such Clinical Trials, (C) the proposed activities to support and obtain Regulatory Approvals for such Development Candidate and associated Product in the Territory, (D) the respective roles and responsibilities of each Party in connection with such activities, and (E) a detailed budget for all such activities in the Territory. In the event of any inconsistency between a Late Clinical Development Plan and this Agreement, the terms of this Agreement will prevail.

(iv) On a Development Candidate-by-Development Candidate basis, within [***] days after the JSC meeting to consider the Phase 1 Clinical Data, the Parties will prepare and recommend for approval to the JSC an initial Late Clinical Development Plan for such Development Candidate in the Territory, which Late Clinical Development Plan will be approved by the JSC.

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(v) Either Party’s representatives on the JDC may propose a Supplemental Trial. If the JDC does not recommend such Supplemental Trial to the JSC (or the JSC does not approve it) for inclusion in the Late Clinical Development Plan, the proposing Party will have the right to conduct such Supplemental Trial, at its sole expense, even if not included in the Late Clinical Development Plan by the JSC, unless the other Party reasonably believes that any such Supplemental Trial would present unreasonable safety risk or would materially harm the commercial potential of the Product or, in the case of Unum, may result in an ACTR Matter. Each Party will notify the other Party, and provide such information as the other Party may request, regarding any proposed Supplemental Trial before taking any steps to initiate same.

(vi) If SGI reasonably believes that a Supplemental Trial that SGI is conducting at its sole expense for the Licensed Territory will also reasonably benefit the Shared Territory, SGI may propose to Unum that a portion or all of the Development Costs attributable to such Supplemental Trial be included in the [***] allocation set forth in Section 6.5(c), and Unum will consider that request reasonably and in good faith. Alternatively, Unum may request by written notice to SGI that any Supplemental Clinical Trial that SGI is conducting at its sole expense pursuant to the preceding sentence be included in the Late Clinical Development Plan and the Development Costs attributable to such Supplemental Trial be allocated on the terms set forth in this Section 6.2(a)(vi), including the applicable premium. No such Development Cost may be allocated in whole or in part without the express written consent of Unum and for clarity will not be subject to decision within the JDC or JSC (it being understood that each of the Parties will be deemed to have consented expressly in writing that any such Development Costs included as part of the applicable Late Clinical Development Plan be allocated to the Shared Territory to the extent appearing in such plan). Further, such an allocation of such Development Costs incurred with respect to such Supplemental Trial may be made retrospectively (i.e., after the relevant activity has been performed); provided that if (a) the allocation is made after the acceptance in the Shared Territory of an application for Regulatory Approval that includes information or data generated by such Supplemental Trial but before Regulatory Approval is granted, Unum will, in addition to paying the share allocated to it for Development Costs already incurred in accordance with Section 6.5(c), pay to SGI a premium equal to [***] of Unum’s share of the amount allocated for incurred costs only and (b) the allocation is made after Regulatory Approval is granted, Unum will, in addition to paying the share allocated to it for Development Costs already incurred in accordance with Section 6.5(c), pay to SGI a premium equal to [***] of Unum’s share of the amount allocated for incurred costs only. For purposes of the immediately preceding sentence, the date of Unum’s request for allocation will be treated as the date on which such allocation is made. Notwithstanding the forgoing, Unum will not use information or data generated by such Supplemental Trial in the Shared Territory prior to agreement by the Parties to include the data from such Supplemental Trial (unless such use is at the request of a Regulatory Authority or required by Applicable Law).

(vii) If Unum reasonably believes that a Supplemental Trial that Unum is conducting at its sole expense for the Shared Territory will also reasonably benefit the Licensed Territory, Unum may propose to SGI that a portion or all of the Development Costs attributable to such Supplemental Trial be included in the [***] allocation set forth in Section 6.5(c), and SGI will consider that request reasonably and in good faith. Alternatively, SGI may request by written notice to Unum that any Supplemental Clinical Trial that Unum is conducting at its sole

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expense pursuant to the preceding sentence be included in the Late Clinical Development Plan and the Development Costs attributable to such Supplemental Trial be allocated on the terms set forth in this Section 6.2(a)(vii), including the applicable premium. No such Development Cost may be allocated in whole or in part without the express written consent of SGI and for clarity will not be subject to decision within the JDC or JSC (it being understood that each of the Parties will be deemed to have consented expressly in writing that any such Development Costs included as part of the applicable Late Clinical Development Plan be allocated to the Shared Territory to the extent appearing in such plan). Further, such an allocation of such Development Costs incurred with respect to such Supplemental Trial may be made retrospectively (i.e., after the relevant activity has been performed); provided that if (a) the allocation is made after the acceptance in the Shared Territory of an application for Regulatory Approval that includes information or data generated by such Supplemental Trial but before Regulatory Approval is granted, SGI will, in addition to paying the share allocated to it for Development Costs already incurred in accordance with Section 6.5(c), pay to Unum a premium equal to [***] of SGI’s share of the amount allocated for incurred costs only and (b) the allocation is made after Regulatory Approval is granted, SGI will, in addition to the amount allocated for Development Costs already incurred, pay to Unum a premium equal to [***] of SGI’s share of the amount allocated for incurred costs only. For purposes of the immediately preceding sentence, the date of SGI’s request for allocation will be treated as the date on which such allocation is made. Notwithstanding the forgoing, SGI will not use information or data generated by such Supplemental Trial in the Licensed Territory prior to agreement by the Parties to include the data from such Supplemental Trial (unless such use is at the request of a Regulatory Authority or required by Applicable Law).

(b) Amendments to the Development Plans. On an annual basis, or more often as the Parties deem appropriate, the JDC will prepare amendments to each then-current Early Clinical Development Plan or Late Clinical Development Plan for each Development Candidate for approval of the JSC. Each such amended Early Clinical Development Plan or Late Clinical Development Plan will specify the items described in Section 6.2(a)(i) or Section 6.2(a)(iii) as appropriate. Such amended Early Clinical Development Plan or Late Clinical Development Plan will cover the next calendar year (and additional periods as reasonably determined by the Parties). Such updated and amended Early Clinical Development Plan or Late Clinical Development Plan will reflect any changes, re-prioritization of studies within, reallocation of resources with respect to, or additions to, respectively, the then-current Early Clinical Development Plan or Late Clinical Development Plan. In addition, the JDC may prepare amendments for approval by the JSC to the Early Clinical Development Plan or Late Clinical Development Plan, as appropriate, from time to time during the calendar year in order to reflect changes in such plans or budget for such calendar year, in each case, in accordance with the foregoing. Once approved by the JSC, the amended annual Early Clinical Development Plan or Late Clinical Development Plan will become effective for the applicable period on the date approved by the JSC (or such other date as the JSC will specify). Any JSC-approved amended Early Clinical Development Plan or Late Clinical Development Plan will supersede, respectively, the previous Early Clinical Development Plan or Late Clinical Development Plan for the Development Candidate for the applicable period.

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6.3 Diligence; Standards of Conduct.

(a) With respect to each Collaboration Antigen, Unum (itself or through its Affiliates or by permitted subcontracting pursuant to Section 6.9) agrees to use Commercially Reasonable Efforts to Develop the applicable Development Candidate in the Shared Territory, and to carry out the tasks specified under the Early Clinical Development Plan, in a timely and effective manner, and agrees to conduct its activities under the Early Clinical Development Plan in a good scientific manner and in compliance in all material respects with Applicable Law. SGI will cooperate with and provide reasonable support to Unum (especially in connection with the SGI Antibodies included in such Development Candidate) in connection with Unum’s performance of its responsibilities under the Early Clinical Development Plan. The Parties acknowledge and agree, however, that no outcome or success is or can be assured and that failure to achieve desired results will not in and of itself constitute a breach or default of any obligation in this Agreement (notwithstanding the focus of the Early Clinical Development Plan described above).

(b) On a Development Candidate-by-Development Candidate basis, each Party (itself or through its Affiliates or by permitted subcontracting pursuant to Section 6.9) agrees to use Commercially Reasonable Efforts to Develop and seek Regulatory Approval for the Development Candidate and associated Product in the Shared Territory, and to carry out the tasks specified under the Late Clinical Development Plan, in a timely and effective manner and in a good scientific manner and in compliance in all material respects with Applicable Law. Each Party will cooperate with and provide reasonable support to the other Party (especially in connection with, in the case of support by Unum, the ACTR T-cells, and in the case of support by SGI, the SGI Antibodies, in each case included in such Development Candidate) in connection with the other Party’s performance of its responsibilities under the Late Clinical Development Plan.

(c) On a Development Candidate-by-Development Candidate basis, SGI (itself or through its Affiliates or by permitted subcontracting pursuant to Section 6.9) agrees to use Commercially Reasonable Efforts to Develop and seek Regulatory Approval for the Development Candidate and associated Product in the Licensed Territory, and to carry out the tasks specified under the Late Clinical Development Plan, in a timely and effective manner and in a good scientific manner and in compliance in all material respects with Applicable Law. Unum will cooperate with and provide reasonable support to SGI (especially in connection with, the ACTR T-cells included in such Development Candidate) in connection with Unum’s performance of its responsibilities under the Late Clinical Development Plan.

6.4 Development Decision-Making. Except as otherwise expressly provided in this Agreement, all matters regarding the Early Clinical Development Program and the Late Clinical Development Program will be decided by unanimous agreement by the JDC.

6.5 Development Costs.

(a) During the Early Clinical Development Term, SGI will reimburse Unum for [***] of all Development Costs for all Development Candidates actually incurred for the Territory pursuant to the Early Clinical Development Plan, in accordance with Section 11.5, subject to the following sentence. Notwithstanding the amounts allocated to Development activities in the Shared Territory in the applicable Early Clinical Development Plan budget, for any calendar year, Unum will only be permitted to recover Development Costs with respect to Development activities that have been

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allocated to Unum under the Early Clinical Development Plan and related budget in excess of the amount allocated therein (i) by up to [***] of the amount so allocated, or (ii) with the unanimous approval of the JDC, which approval may be granted either in advance of such costs being incurred or retroactively. For clarity, during the Early Clinical Development Term, Unum will not be required to incur any Development Costs for any Development Candidates for which SGI will not reimburse Unum, and SGI will not be required to reimburse Unum for any Development Costs not approved by SGI as and to the extent required under this Agreement.

(b) Subject to Section 6.2(a)(iv), during the Late Clinical Development Term, SGI will be responsible for [***] of all Development Costs for each Development Candidate and associated Product incurred in the Licensed Territory pursuant to the Late Clinical Development Plan. In the event that Unum performs any Development activities for which SGI is solely responsible for the costs and expenses hereunder, Unum will invoice SGI for such expenses and SGI will reimburse Unum for such costs and expenses in accordance with Section 11.5.

(c) During the Late Clinical Development Term, Unum will be responsible [***] and SGI will be responsible for [***] of all Development Costs for each Development Candidate and associated Product actually incurred for the Shared Territory pursuant to the Late Clinical Development Plan, subject to the following sentence. Notwithstanding the amounts allocated to Development activities in the Shared Territory in the applicable Late Clinical Development Plan budget, for any calendar year, each Party will only be permitted to recover Development Costs with respect to Development activities that have been allocated to such Party under the Late Clinical Development Plan and related budget in excess of the amount allocated therein (i) by up to [***] of the amount so allocated, or (ii) with the unanimous approval of the JDC, which approval may be granted either in advance of such costs being incurred or retroactively. The Parties will reconcile the Development Costs they have actually incurred to reflect the foregoing allocation of Development Costs according to the procedures in Section 11.5 or Section 11.6, as applicable.

6.6 Development Reports.

(a) During the Early Clinical Development Term Unum will keep the JDC fully informed regarding the progress and results of Development activities for Development Candidates in the Territory, including an annual review of results versus goals (as such goals are set forth in the Early Clinical Development Plan(s)).

(b) During the Late Clinical Development Term, each Party will keep the JDC fully informed regarding the progress and results of Development activities for Development Candidates and associated Products in the Territory (including any Supplemental Trials), including an annual review of results versus goals (as such goals are set forth in the Late Clinical Development Plan(s)).

(c) With respect to any Reversion Product, the Continuing Party will update the Opt-Out Party, through the JDC, regarding the progress of Development of such Reversion Product, on no less than an annual basis.

6.7 Development Records. Each Party will maintain complete and accurate records (in the form of electronic files where appropriate) of all work conducted by it under the Early Clinical Development Plan or Late Clinical Development Plan for each Development Candidate. Such records

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will fully and properly reflect all work done and results achieved in the performance of the Early Clinical Development Plan or Late Clinical Development Plan in sufficient detail and in good scientific manner appropriate for Patent and regulatory purposes. Each Party has the right to receive copies of such records maintained by the other Party, including in electronic format if maintained in such format, at reasonable times to the extent reasonably necessary to perform obligations or exercise rights under this Agreement.

6.8 Materials.

(a) SGI will, during the Early Clinical Development Term, as a matter of course as described in the Early Clinical Development Plan or upon Unum’s reasonable written request, furnish to Unum samples of Materials that are in SGI’s Control (including SGI Antibodies included in such Development Candidates) and are necessary for Unum to carry out its responsibilities under the Early Clinical Development Plan. If agreed by the Parties, Unum may furnish to SGI samples of Materials that are in Unum’s Control and are necessary for SGI to carry out those responsibilities on which the Parties may agree.

(b) Each Party will use those Materials furnished by the other Party only in accordance with the Early Clinical Development Plan and otherwise in accordance with the terms and conditions of this Agreement and any instructions provided by the furnishing Party. Except with the prior written consent of the furnishing Party (such consent not to be unreasonably withheld, conditioned or delayed), such Party receiving Materials will not distribute or otherwise allow the release of Materials to any Third Party, except for subcontracting as permitted hereunder. All Materials so delivered will remain the sole property of the furnishing Party and will be used in compliance with all Applicable Law. The Materials supplied under this Agreement will be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.

(c) Each Party will as a matter of course as described in the Early Clinical Development Plan or Late Clinical Development Plan or upon the other Party’s reasonable written request, furnish to each other samples of Materials that are in such Party’s Control (including, in the case of SGI, SGI Antibodies and, in the case of Unum, ACTR included in such Development Candidates) and are necessary for the other Party to carry out its responsibilities under the Early Clinical Development Plan or Late Clinical Development Plan.

(d) Each Party will use such Materials only in accordance with the Early Clinical Development Plan or Late Clinical Development Plan and otherwise in accordance with the terms and conditions of this Agreement and any instructions provided by the Party furnishing the Materials. Except with the prior written consent of the supplying Party (such consent not to be unreasonably withheld, conditioned or delayed), the Party receiving any Materials will not distribute or otherwise allow the release of Materials to any Affiliate (other than wholly-owned subsidiaries) or Third Party, except for subcontracting as permitted hereunder. All Materials delivered to the receiving Party will remain the sole property of the supplying Party and will be used in compliance with all Applicable Law. The Materials supplied under this Agreement will be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.

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6.9 Subcontracts. Each Party may perform any of its Development obligations under this Article 6 through one or more subcontractors or consultants, provided that (a) such Party remains responsible for the work allocated to such subcontractors and consultants to the same extent it would if it had done such work itself; (b) the subcontractor or consultant undertakes in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information, that are substantially the same as those undertaken by the Parties with respect to Confidential Information pursuant to Article 15 hereof; and (c) the subcontractor or consultant undertakes in writing to assign or exclusively license back (with the right to sublicense) all intellectual property with respect to Development Candidates developed in the course of performing any such work to such Party. Each Party may also subcontract Development work on terms other than those set forth in this Section 6.9 with the prior approval of the JDC.

ARTICLE 7

REGULATORY MATTERS

7.1 Regulatory Filings and Approvals.

(a) In General. The Parties intend that each Early Clinical Development Plan and Late Clinical Development Plan will set forth the regulatory strategy for seeking Regulatory Approvals (including any pricing and reimbursement approvals) in the Territory for all Development Candidates and Products. All decisions regarding regulatory issues will be made in accordance with the decision-making rules set forth in Article 2.

(b) Rights and Obligations.

(i) Unum has operational responsibility for preparing and filing all Regulatory Materials with respect to a Clinical Trial or other regulatory matter in the Shared Territory, and has primary operational responsibility for interactions with Regulatory Authorities in the Shared Territory, including taking the lead role at all meetings with Regulatory Authorities in the Shared Territory, subject to the right of SGI to participate in such activities and provide input (or consent, as may be required pursuant to the other terms of this Agreement). With respect to regulatory activities conducted in any country in support of Regulatory Approvals in the Shared Territory, the scope of this right of participation includes all regulatory activities, including development of regulatory strategy and advance review of regulatory submissions, attendance at all meetings with Regulatory Authorities that may potentially impact the Early Clinical Development Program or Late Clinical Development Program or registration package for a particular Development Candidate or Product, and review of outcomes of such meetings (including the rights set forth in Section 7.1(c)(ii)).

(ii) SGI has operational responsibility for preparing and filing all Regulatory Materials with respect to a Clinical Trial or other regulatory matter in the Licensed Territory, and has primary operational responsibility for interactions with Regulatory Authorities in the Licensed Territory, including taking the lead role at all meetings with Regulatory Authorities in the Licensed Territory, subject to the right of Unum to participate in such activities and provide input (or consent, as may be required pursuant to the other terms of this Agreement), excluding any Drug Master Files maintained by or on behalf of Unum, which will be and remain Unum’s sole responsibility. With respect to regulatory activities conducted in any country in support of Regulatory Approvals in the Licensed Territory, the scope of this right of participation includes all regulatory activities, including development of regulatory strategy and advance review of regulatory submissions, attendance at all meetings with Regulatory Authorities that may potentially impact the Early Clinical Development Program or Late Clinical Development Program or registration package for a particular Development Candidate or Product, and review of outcomes of such meetings (including the rights set forth in Section 7.1(c)(ii)).

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(c) Reporting and Review.

(i) The JDC will develop and implement procedures for drafting and review of Regulatory Materials for Development Candidates and Products in the Territory, which procedures will provide sufficient time for each Party to provide substantive comments prior to the filing of such Regulatory Materials. Such procedures will provide each Party with full and complete access, on a real-time basis, to all Regulatory Materials and Regulatory Approvals as such materials are being drafted, and, after those materials have been submitted to a Regulatory Authority, will permit each Party to obtain copies of all such materials, including in electronic format, at reasonable times. Such procedures and related timelines will accommodate each Party’s reasonable requests to obtain the feedback of Regulatory Authorities with respect to potential submissions in order to permit each Party to ensure that submissions and Regulatory Approvals for Products throughout the Territory are reasonably consistent.

(ii) With respect to regulatory matters in support of Regulatory Approvals for Development Candidates and Products in the Shared Territory, Unum will promptly notify SGI of all Regulatory Materials that Unum submits for such Development Candidates and Products and will promptly provide SGI with a copy (which may be wholly or partly in electronic form) of such Regulatory Materials. Unum will provide SGI with reasonable advance notice of any scheduled meeting with respect to such matter with any Regulatory Authority in the Shared Territory, and SGI has the right to participate in any such meeting, to the extent permitted by Applicable Law. Representatives of Unum will be the primary spokespeople at all meetings with Regulatory Authorities in the Shared Territory with regard to such matter. Unum also will promptly furnish SGI with copies of all material correspondence to or from, and minutes of all such meetings with, any Regulatory Authority in the Shared Territory.

(iii) With respect to regulatory matters in support of Regulatory Approvals for Development Candidates and Products in the Licensed Territory, SGI will promptly notify Unum of all Regulatory Materials that SGI submits for such Development Candidates and Products and will promptly provide Unum with a copy (which may be wholly or partly in electronic form) of such Regulatory Materials. SGI will provide Unum with reasonable advance notice of any scheduled meeting with respect to such matter with any Regulatory Authority in the Licensed Territory, and Unum has the right to participate in any such meeting, to the extent permitted by Applicable Law. Representatives of SGI will be the primary spokespeople at all meetings with Regulatory Authorities in the Licensed Territory with regard to such matter. SGI also will promptly furnish Unum with copies of all material correspondence to or from, and minutes of all such meetings with, any Regulatory Authority in the Licensed Territory.

(d) Ownership of Regulatory Materials and Regulatory Approvals; Rights of Reference.

(i) All Regulatory Materials, including INDs and NDAs, relating to any Development Candidates and Products in the Shared Territory will be owned by, and will be the sole property of, Unum. All such Regulatory Materials and Regulatory Approvals in the Shared Territory will be filed and held in the name of Unum.

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(ii) All Regulatory Materials, including INDs and NDAs, relating to any Development Candidates and Products in the Licensed Territory will be owned by, and will be the sole property of, SGI, excluding any Drug Master Files maintained by or on behalf of Unum, which will be and remain Unum’s sole responsibility. All such Regulatory Materials and Regulatory Approvals in the Licensed Territory will be filed and held in the name of SGI, excluding any Drug Master Files maintained by or on behalf of Unum, which will be and remain Unum’s sole responsibility.

(iii) Unum, either directly or through a Third Party supplier, will submit and maintain a Drug Master File for ACTR T-cells to the applicable Regulatory Authorities in all countries in the Licensed Territory where SGI or any of its Affiliates submits, or intends to submit, a Regulatory Approval, as well as all other countries in the Territory where the ACTR T-cells are Manufactured or as otherwise required by Applicable Law. Prior to any such submission, Unum will provide a copy of the open portion of such Drug Master File to SGI for its review and comment (which comments will be considered by Unum in good faith). Any communications from the Regulatory Authorities to SGI relating to the Drug Master File will promptly be referred to Unum, and Unum will be solely responsible for responding to any such communications and resolving any issues with the Regulatory Authorities, in each case to the extent permitted by Applicable Law. Unum, either directly or through a Third Party supplier, will file and maintain the Drug Master File in compliance with all Applicable Laws as well as any Regulatory Approval for the Products in the Licensed Territory, and will notify SGI of any significant communications with the Regulatory Authorities relating to the potential discontinuance and/or withdrawal of the DMF or any Regulatory Approval for the Products in the Licensed Territory, or any safety, efficacy or potency concern relating to the ACTR T-cells. SGI will cooperate with Unum as reasonably necessary to support Unum’s performance of its obligations under this Section 7.1(c)(iii).

(iv) Each Party has the right to cross-reference (in redacted form), file or incorporate by reference any Regulatory Materials and any Regulatory Approval and all data and other Know-How included or referenced therein or filed in support of any such Regulatory Materials or Regulatory Approvals, including any Drug Master File (and any data and other Know-How therein) for any Development Candidate or Product in any country in the Territory, which Regulatory Materials or Regulatory Approval is Controlled by the other Party or any of its Affiliates (and in the case of a drug master file, any of its subcontractors), in order to support regulatory submissions that such Party is permitted to make under this Agreement for any Product and to otherwise enable such Party to fulfill its obligations or exercise its rights hereunder.

(v) Each Party will duly execute and deliver, or cause to be duly executed and delivered, such instruments and will do and cause to be done such reasonable acts and things, as may be necessary under, or as the other Party may reasonably request, to effectuate the transfers, assignments and rights of reference contemplated in this Section 7.1.

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7.2 Product Withdrawals and Recalls. If (a) any Regulatory Authority threatens, initiates or advises any action to remove any Product from the market in the Territory or requires or advises Unum, SGI, or any of their respective Affiliates to distribute a “Dear Doctor” letter or its equivalent regarding use of such Product in the Territory, or (b) either Party determines that an event, incident, or circumstance has occurred that may result in the need for a recall or market withdrawal in the Territory, then in each case ((a) or (b)) Unum or SGI, as applicable, will, to the extent practicable, notify the other Party of such event or determination immediately, and in any event within twenty-four (24) hours (or sooner if required by law) after such Party becomes aware of the event or makes such determination. Each Party will, to the extent practicable, endeavor to discuss and agree with the other Party upon whether to recall or withdraw the Product in the Territory; provided, however, that if such discussion is not practicable or if the Parties fail to agree within an appropriate time period (recognizing the exigencies of the situation), then (i) Unum will decide whether to recall or withdraw such Product in the Shared Territory; and (ii) SGI will decide whether to recall or withdraw such Product in the Licensed Territory. The Parties will be jointly responsible for conducting any recalls or taking such other necessary remedial action with respect to Products in the Shared Territory, except to the extent that the recall or withdrawal is attributable to the negligence, breach or intentional misconduct of the other Party or any of its Affiliates or subcontractors, in which event the other Party will bear such costs to the extent of its or its Affiliate’s or subcontractor’s responsibility. SGI will be responsible, at its sole expense, for conducting any recalls or taking such other necessary remedial action with respect to Products in the Licensed Territory, except to the extent that the recall or withdrawal is attributable to the negligence, breach or intentional misconduct of Unum or any of its Affiliates or subcontractors, in which event Unum will bear such costs to the extent of its or its Affiliate’s or subcontractor’s responsibility.

7.3 Safety Agreements. Promptly after the Effective Date, but in any event no later than the date of Initiation of the first Clinical Trial of a Development Candidate in the Territory, the Parties will enter into one or more safety agreement(s) requiring (a) Unum to be responsible for the global safety database that are specific to the ACTR T-cells within the Development Candidates and Products, (b) SGI to be responsible for the global safety database that are specific to the SGI Antibodies within the Development Candidates and Products, and (c) either Unum or SGI to be responsible for the global safety database for Development Candidates and Products, such Party to be determined by the JSC by reference to any requirements under Applicable Law (if any), whether the expected safety needs of the applicable Development Candidate and Product are more likely attributable to the applicable ACTR T-cells or the SGI Antibody, prior experiences in interacting with Regulatory Authorities regarding those applicable ACTR T-cells and SGI Antibody, and other relevant factors. The safety agreement(s) will govern the responsibilities of the Parties and include (i) safety data exchange procedures governing the coordination of collection, investigation, reporting and exchange of information concerning any adverse experiences, and any product quality and product complaints associated with adverse experiences, related to such Development Candidates and Products sufficient to enable each Party to comply with its legal and regulatory obligations, and (ii) obligations on the Party responsible for such global safety database for Development Candidates and Products to make such database readily available to the other Party in such format and in a timely manner as the other Party may reasonably request and any in event in a manner sufficient for such other Party to comply with any other product safety requirements, including those required by Applicable Law. In addition, as appropriate, such safety agreement(s) will include the safety data exchange procedures governing the exchange of information affecting the class (e.g., serious adverse events, emerging safety issues).

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ARTICLE 8

COMMERCIALIZATION

8.1 Overview. On a Product-by-Product basis (but not including a Reversion Product), subject to the oversight of the JSC and JCC, (a) the Parties will participate in the planning of Commercialization activities with respect to, and the Co-Promotion of, such Product in accordance with this Agreement and the Joint Commercialization Plan for such Product in the Shared Territory, and (b) SGI will be solely responsible, at its expense, for all Commercialization activities relating to such Product in accordance with this Agreement for such Product in the Licensed Territory.

8.2 Commercialization Standards of Conduct.

(a) On a Product-by-Product basis, each Party will use Commercially Reasonable Efforts to Commercialize such Product in the Shared Territory, and to carry out the tasks specified under the Joint Commercialization Plan in a timely and effective manner and in compliance in all material respects with Applicable Law and applicable codes of conduct.

(b) On a Product-by-Product basis, SGI will use Commercially Reasonable Efforts to Commercialize such Product in the Licensed Territory, and to carry out appropriate Commercialization activities in a timely and effective manner and in compliance in all material respects with Applicable Law and applicable codes of conduct.

8.3 Commercialization of Products.

(a) Joint Commercialization Plan.

(i) As further described in this Section 8.3, the tactics and strategy for the Commercialization of each Product in the Territory will be described in a comprehensive plan (each such plan, a “Joint Commercialization Plan”) that describes the pre-launch, launch and subsequent Commercialization of such Product in the Shared Territory (including anticipated activities relating to messaging, branding, Pricing Matters (to the extent not prohibited by Applicable Law), advertising, planning, marketing, sales force training and allocation, detailing, and Distribution Matters), key tactics and strategies for implementing those activities and the associated budget for such activities (each such included budget, a “Joint Commercialization Budget”).

(ii) Either Party’s representatives on the JCC may propose a Voluntary Phase 4 Clinical Trial. If the JCC does not recommend such Voluntary Phase 4 Clinical Trial to the JSC (or the JSC does not approve it) for inclusion in the Joint Commercialization Plan, the proposing Party will have the right to conduct such Voluntary Phase 4 Clinical Trial, at its sole expense, even if not included in the Joint Commercialization Plan by the JSC, unless the other Party reasonably believes that any such Voluntary Phase 4 Clinical Trial would present unreasonable safety risk or would materially harm the commercial potential of the Product or, in the case of Unum, may result in an ACTR Matter. Each Party will notify the other Party, and provide such information as the other Party may request, regarding any proposed Voluntary Phase 4 Clinical Trial before taking any steps to initiate same.

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(iii) If SGI reasonably believes that a Voluntary Phase 4 Clinical Trial that SGI is conducting at its sole expense for the Licensed Territory will also reasonably benefit the Shared Territory, SGI may propose to Unum that a portion or all of the costs attributable to such Voluntary Phase 4 Clinical Trial be included in the [***] allocation set forth in Section 8.3(b), and Unum will consider that request reasonably and in good faith. Alternatively, Unum may request by written notice to SGI that any Voluntary Phase 4 Clinical Trial that SGI is conducting at its sole expense pursuant to the preceding sentence be included in the Joint Commercialization Plan and the Joint Commercialization Costs attributable to such Voluntary Phase 4 Clinical Trial be allocated on the terms set forth in this Section 8.3(a)(iii), including the applicable premium. No such costs may be allocated in whole or in part without the express written consent of Unum and for clarity will not be subject to decision within the JDC or JSC (it being understood that each of the Parties will be deemed to have consented expressly in writing that any such costs included as part of the Joint Commercialization Plan be so allocated to the extent appearing in such plan). Further, such an allocation of such costs incurred with respect to such Voluntary Phase 4 Clinical Trial may be made retrospectively (i.e., after the relevant activity has been performed); provided that if (a) the allocation is made after the acceptance in the Shared Territory of an application for Regulatory Approval that includes information or data generated by such Voluntary Phase 4 Clinical Trial but before Regulatory Approval is granted, Unum will, in addition to paying the share allocated to it for Development Costs already incurred in accordance with Section 8.3(b), pay to SGI a premium equal to [***] of Unum’s share of such amount allocated for incurred costs only and (b) the allocation is made after Regulatory Approval is granted, Unum will, in addition to paying the share allocated to it for Development Costs already incurred in accordance with Section 8.3(b), pay to SGI a premium equal to [***] of Unum’s share of the amount allocated for incurred costs only. For purposes of the immediately preceding sentence, the date of Unum’s request for allocation will be treated as the date on which such allocation is made. Notwithstanding the forgoing, Unum will not use information or data generated by such Voluntary Phase 4 Clinical Trial in the Shared Territory prior to agreement by the parties to include the data from such Voluntary Phase 4 Clinical Trial (unless such use is at the request of a Regulatory Authority or required by Applicable Law).

(iv) If Unum reasonably believes that a Voluntary Phase 4 Clinical Trial that Unum is conducting at its sole expense for the Shared Territory will also reasonably benefit the Licensed Territory, Unum may propose to SGI that a portion or all of the Joint Commercialization Costs attributable to such Voluntary Phase 4 Clinical Trial be included in the [***] allocation set forth in Section 8.3(b), and SGI will consider that request reasonably and in good faith. Alternatively, SGI may request by written notice to Unum that any Voluntary Phase 4 Clinical Trial that Unum is conducting at its sole expense pursuant to the preceding sentence be included in the Joint Commercialization Plan and the Joint Commercialization Costs attributable to such Voluntary Phase 4 Clinical Trial be allocated on the terms set forth in this Section 8.3(a)(iv), including the applicable premium. No such Joint Commercialization Costs may be allocated in whole or in part without the express written consent of SGI and for clarity will not be subject to decision within the JDC or JSC (it being understood that each of the Parties will be deemed to have consented expressly in writing that any such Joint Commercialization Costs included as part of the applicable Joint Commercialization Plan be so allocated to the extent appearing in such plan). Further, such an allocation of such Joint Commercialization Costs incurred with respect to such Voluntary Phase 4 Clinical Trial may be made retrospectively (i.e.,

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after the relevant activity has been performed); provided that if (a) the allocation is made after the acceptance in the Licensed Territory of an application for Regulatory Approval that includes information or data generated by such Voluntary Phase 4 Clinical Trial but before Regulatory Approval is granted, SGI will, in addition to paying the share allocated to it for Development Costs already incurred in accordance with Section 8.3(b), pay to Unum a premium equal to [***] of SGI’s share of such amount allocated for incurred costs only and (b) the allocation is made after Regulatory Approval is granted, SGI will, in addition to paying the share allocated to it for Development Costs already incurred in accordance with Section 8.3(b), pay to Unum a premium equal to [***] of SGI’s share of the amount allocated for incurred costs only. For purposes of the immediately preceding sentence, the date of SGI’s request for allocation will be treated as the date on which such allocation is made. Notwithstanding the forgoing, SGI will not use information or data generated by such Voluntary Phase 4 Clinical Trial in the Licensed Territory prior to agreement by the parties to include the data from such Voluntary Phase 4 Clinical Trial (unless such use is at the request of a Regulatory Authority or required by Applicable Law).

(v) No later than [***] prior to the projected NDA filing date for a Product in the Shared Territory, the JCC will prepare and recommend to the JSC for approval an initial Joint Commercialization Plan for each Product (including the initial Joint Commercialization Budget). Subject to Section 8.3(c), each Joint Commercialization Plan will allocate the Co-Promotion responsibilities of the Parties in an equitable fashion taking into account the Parties’ respective capabilities. For clarity, SGI will be responsible for all Commercialization activities in the Licensed Territory, and such activities will not be included in the Joint Commercialization Plan. All Joint Commercialization Plans, including the corresponding Joint Commercialization Budgets, with respect to each Product in the Shared Territory and subsequent revisions thereto will contain such information as the JCC believes necessary for the successful Commercialization of such Product in the Shared Territory, both pre- and post-launch, and will generally conform to the level of detail utilized by the Lead Commercializing Party in preparation of its own product Commercialization plans. On an annual basis, or more often as the Parties deem appropriate, the JCC will prepare amendments to the then-current Joint Commercialization Plan(s), including the corresponding Joint Commercialization Budgets. In the event of any inconsistency between a Joint Commercialization Plan and this Agreement, the terms of this Agreement will prevail. Each Party will conduct its activities under the Joint Commercialization Plan(s) in compliance in all material respects with Applicable Law.

(b) Commercialization Costs.

(i) The Parties will share the Joint Commercialization Costs fifty percent/fifty percent, provided that if any information or data generated by any Voluntary Phase 4 Clinical Trial approved by the JSC and included in the Joint Commercialization Plan is used in the Licensed Territory, Unum will be responsible for [***] and SGI will be responsible for [***] of all Joint Commercialization Costs associated with such Voluntary Phase 4 Clinical Trial and, for clarity, as between the Parties, SGI may freely use such information or data in the Licensed Territory. Notwithstanding the amounts allocated to Commercialization activities in the Shared Territory in the applicable Joint Commercialization Budget, for any calendar year, each Party will only be permitted to recover Joint Commercialization Costs with respect to Commercialization activities that have been allocated to such Party under the Joint Commercialization Plan and

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related Joint Commercialization Budget in excess of the amount allocated therein (A) by up to [***] of the amount so allocated, or (B) with the unanimous approval of the JCC, which approval may be granted either in advance of such costs being incurred or retroactively. SGI and Unum will reconcile Joint Commercialization Costs incurred by each Party through the procedures in Section 11.5 or Section 11.6, as applicable.

(ii) Subject to Section 8.3(a)(ii), SGI will be solely responsible for all costs and expenses incurred by or on behalf of SGI in the Commercialization of Products in the Licensed Territory.

(c) Co-Promotion of Products in Shared Territory.

(i) Co-Promotion. The Parties intend that the Parties will share equally in the Co-Promotion of Products in the Shared Territory on the terms and conditions set forth in this Section 8.3(c).

(ii) Co-Promotion Agreement. No later than [***] prior to the projected NDA filing date for each Product in the Shared Territory, the Parties will enter into a co-promotion agreement (the “Co-Promotion Agreement”) setting forth the terms and conditions of the Parties’ Co-Promotion of the Product. The Co-Promotion Agreement will be consistent with this Section 8.3(c) and Section 8.3(d), and will contain additional reasonable and customary terms and conditions, including an equitable allocation of responsibilities for the co-promotion of the Product and the detailing effort in the Shared Territory. The Parties may commence negotiating the terms and conditions of the Co-Promotion Agreement at any time after the Effective Date.

(iii) Co-Promotion Budget. The amount budgeted for each Party’s Co-Promotion activities in each Joint Commercialization Budget will be consistent with the Co-Promotion activities assigned to such Party pursuant to the Joint Commercialization Plan.

(d) Co-Promotion Terms. Each Co-Promotion Agreement entered into pursuant to Section 8.3(c) will reflect the principles set forth in this Section 8.3(d), unless otherwise expressly agreed by the Parties.

(i) Governance. Subject to Article 2, the Parties’ Co-Promotion activities for any Product in the Shared Territory will be overseen by the JCC and governed by the Joint Commercialization Plan. The JCC will use reasonable and good faith efforts to allocate the Co-Promotion activities in a manner to give effect to the sales and marketing strategy described in the Joint Commercialization Plan and in the best interests of such Product. The Joint Commercialization Plan will not allocate Co-Promotional activities in a manner that results in sales representatives of both Parties detailing Product to the same prescribers.

(ii) Advertising and Promotional Materials. Subject to Applicable Law, and applicable industry codes of conduct, all Promotional Materials for any Product will include, with equal prominence, the names and logos of both Parties.

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(iii) Uniform Training. For training purposes, the Parties will treat the Unum and SGI sales representatives as a combined sales force and will cooperate to provide the Unum and SGI sales representatives with the same training, support, and assistance.

(iv) Costs; Authority over Sales Forces. Subject to the right of each Party to have its Detail Costs incurred under the applicable Joint Commercialization Plan included in Joint Commercialization Costs, each Party will be responsible for all costs and expenses in connection with their respective sales representatives, including salaries, incentive compensation, travel expenses and other expenses, providing benefits, deducting federal, state and local payroll taxes, Federal Insurance Contribution Act taxes, unemployment insurance taxes, and any similar taxes and paying workers’ compensation premiums, unemployment insurance contributions and any other payments required by Applicable Law to be made on behalf of employees. Nothing in this Agreement or the Co-Promotion Agreement will be construed to conclude that any of Unum’s sales representatives or any other agents or employees of Unum are agents or employees of SGI or subject to SGI’s direction and control. Unum has sole authority over the terms and conditions of employment of Unum’s sales representatives, including their selection, management, compensation (including incentive plans) and discharge. Nothing in this Agreement or the Co-Promotion Agreement will be construed to conclude that any of SGI’s sales representatives or any other agents or employees of SGI are agents or employees of Unum or subject to Unum’s direction and control. SGI has sole authority over the terms and conditions of employment of SGI’s sales representatives, including their selection, management compensation (including incentive plans) and discharge.

8.4 Commercialization Reports. Each Party will keep the JCC fully informed regarding the progress and results of Commercialization activities for Products in the Shared Territory, including an annual review of results versus goals (as such goals are set forth in the Joint Commercialization Plan(s)). SGI will provide on a quarterly basis a rolling annual forecast of projected sales for Products in the Licensed Territory. The Parties will work together to provide such forecast for Products in the Shared Territory. With respect to any Reversion Product, the Continuing Party will update the Opt-Out Party, through the JCC, regarding the progress of Commercialization of such Reversion Product, on no less than an annual basis.

8.5 Sales and Distribution.

(a) The Lead Commercializing Party will be solely responsible for handling all returns, recalls, order processing, invoicing and collection, booking of sales, inventory and receivables, and, subject to the good faith consideration by the Lead Commercializing Party of input from the other Party, and Distribution Matters relating to the applicable Product in the Shared Territory. The other Party will not accept orders for Products or make sales for its own account or for the Lead Commercializing Party’s account, and if the other Party receives any order for Products in the Shared Territory, it will refer such orders to the Lead Commercializing Party for acceptance or rejection. The Lead Commercializing Party will be the lead Party for managed care, government pricing programs, and medical affairs, in the Shared Territory, including the negotiation of managed care arrangements.

(b) SGI will be solely responsible for handling all returns, recalls, order processing, invoicing and collection, booking of sales, inventory and receivables, and, subject to the good faith consideration by SGI of input from Unum, Distribution Matters relating to all Products in the Licensed

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Territory. Unum will not accept orders for Products or make sales for its own account or for SGI’s account, and if Unum receives any order for Products in the Licensed Territory, it will refer such orders to SGI for acceptance or rejection. SGI will be solely responsible for managed, government pricing programs and medical affairs in the Licensed Territory, including the negotiation of managed care arrangements.

(c) Subject to Applicable Law, all Pricing Matters for Products in the Shared Territory will be determined by mutual agreement of the JCC, subject to the dispute resolution process set forth in Section 4.6. Subject to Applicable Law, all Pricing Matters for Products in the Licensed Territory will be determined by SGI, except to the extent they constitute an ACTR Matter (in which event such Pricing Matter will be determined by mutual agreement of the JCC, subject to the dispute resolution process set forth in Section 4.6).

(d) Except as expressly assigned to one Party or another, or jointly to both Parties (e.g., Co-Promotion), all other Commercialization activities for a Product in the Shared Territory will be the responsibility of the Lead Commercializing Party.

(e) The Lead Commercializing Party will be responsible for booking sales for Products hereunder, and will be responsible for preparing and maintaining a patient registry of all patients that receive any services (including preliminary treatments or follow-up treatments) related to any Development Candidate or associated Product (or any component thereof, including the ACTR T-cells or SGI Antibodies). The Parties acknowledge and agree that all sales of, or any services relating to, any Product, ACTR T-cells or SGI Antibodies (whether administered together, separately, simultaneously, sequentially or otherwise) for any patient in such patient registry will be included for the purposes of calculating Joint Commercialization Costs, Net Sales and Operating Profit (or Loss) hereunder, as applicable.

(f) In the event that SGI or any of its Affiliates is asked to sell ACTR T-cells to, or perform services relating to ACTR T-cells for, any patient for use with an Antibody other than the SGI Antibody identified in the applicable patient registry for a Product, then SGI will use commercially reasonable efforts to refer such patient and such sale or applicable services to Unum or its designee. Neither SGI nor any of its Affiliates will directly or indirectly Research, Develop or Commercialize ACTR T-cells (i) except with an applicable Product as permitted pursuant to this Agreement, or (ii) in a manner that is inconsistent with the label obtained for such applicable Product.

8.6 Subcontracts.

(a) Shared Territory. For [***] after commercial launch of a Product in the Shared Territory, each Party may perform any of its Commercialization obligations under the Joint Commercialization Plan through one or more subcontractors, provided (i) such Party remains responsible for the work allocated to, and payment to, such subcontractors to the same extent it would if it had done such work itself; (ii) the subcontractor undertakes in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties with respect to Confidential Information pursuant to Article 15 hereof; and (iii) the subcontractor undertakes in writing to assign or exclusively license back (with the right to sublicense) all intellectual property with respect to Products developed in the course of performing any such work under the Joint Commercialization Plan to the Party retaining such subcontractor. [***], either Party may continue to use any such subcontractors only if the other Party and its Affiliates is not able and willing to take on those previously subcontracted obligations under the Joint Commercialization Plan.

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(b) Licensed Territory. SGI may perform Commercialization activities through one or more subcontractors without the prior written consent of Unum; provided that (i) SGI remains responsible for the work allocated to, and payment to, such subcontractors to the same extent it would if it had done such work itself; (ii) the subcontractor undertakes in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties with respect to Confidential Information pursuant to Article 15 hereof; and (iii) the subcontractor undertakes in writing to assign or exclusively license back (with the right to sublicense) to SGI all intellectual property with respect to Products developed in the course of performing any such work .

8.7 Coordination between Licensed Territory and Shared Territory. The Parties agree to coordinate activities, including Pricing Matters (to the extent not prohibited by Applicable Law), Distribution Matters and branding in the Licensed Territory. Consequently, SGI’s members of the JCC will provide an update regarding Commercialization activities at each meeting of the JCC.

ARTICLE 9

MANUFACTURE AND SUPPLY

9.1 Joint Manufacturing Plan. All Manufacturing of ACTR T-cells and SGI Antibodies in the Territory will be conducted pursuant to a joint manufacturing plan to be prepared as follows: (a) SGI will be responsible for preparing the portions of the joint manufacturing plan relating to SGI Antibodies, and (b) Unum will be responsible for preparing the portions of the joint manufacturing plan relating to ACTR T-cells.

9.2 Manufacturing Responsibilities for ACTR T-cells.

(a) Responsibility. Subject to Section 9.8(a), Unum has the sole responsibility for the Manufacture of ACTR T-cells in the Territory. Unum will use commercially reasonable efforts to invest in and develop sufficient manufacturing capacity to meet a binding rolling forecast for production of ACTR T-cells set by a process to be agreed by the Parties in a manner that is reasonably cost efficient and reasonably competitive with Third Party comparable cell processing services.

(b) Research Candidates. SGI will pay to Unum one hundred percent (100%) of all Manufacturing Costs relating to ACTR T-cells incurred by Unum to support Research of Research Candidates in accordance with the Research Plan as Research Costs pursuant to Section 5.5.

(c) Development Candidates; Early Clinical Development Plan. SGI will pay to Unum one hundred percent (100%) of all Manufacturing Costs relating to ACTR T-cells incurred by Unum to support Development of Development Candidates in accordance with the Early Clinical Development Plan as Development Costs pursuant to Section 6.5(b).

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(d) Development Candidates; Late Clinical Development Plan.

(i) The terms under which Unum will supply clinical supplies of ACTR T-cells to SGI for use as part of the Development Candidates in the Territory will be set forth in a supply agreement to be entered into between the Parties no later than [***] days prior to the date of Initiation of a Clinical Trial of the first Development Candidate in the Territory (the “ACTR T-cell Clinical Supply Agreement”). Such ACTR T-cell Clinical Supply Agreement will contain customary terms and conditions, including quality, and otherwise be consistent with this Agreement.

(ii) The Parties will share all Manufacturing Costs relating to ACTR T-cells incurred by Unum to support Development of Development Candidates in the Shared Territory in accordance with the Late Clinical Development Plan as Development Costs pursuant to Section 6.5(c).

(iii) SGI will pay to Unum [***] of all Manufacturing Costs relating to ACTR T-cells incurred by Unum to support Development of Development Candidates in the Licensed Territory in accordance with the Late Clinical Development Plan as Development Costs pursuant to Section 6.5(b).

(e) Products.

(i) The terms under which Unum will supply commercial supplies of ACTR T-cells to SGI for use as part of the Products in the Territory will be set forth in a supply agreement to be entered into between the Parties no later than [***] days before the expected filing of the first Regulatory Approval of the first Development Candidate or associated Product in the Territory (the “ACTR T-cell Commercial Supply Agreement”). Such ACTR T-cell Commercial Supply Agreement will contain customary terms and conditions, including quality and indemnity, and otherwise be consistent with this Agreement.

(ii) The Parties will share all Manufacturing Costs relating to ACTR T-cells incurred by Unum to support Commercialization of Products for sale in the Shared Territory as Joint Commercialization Costs pursuant to Section 8.3(b).

(iii) The cost for commercial supply of ACTR T-cells for Commercialization of Products in the Licensed Territory will equal [***] of Unum’s Actual Unit Costs [***], unless otherwise agreed in writing by the Parties. SGI will pay to Unum [***] of all such Actual Unit Costs [***] relating to ACTR T-cells to support Commercialization of Products in the Licensed Territory.

9.3 Manufacturing Responsibilities for SGI Antibodies.

(a) Responsibility. Subject to Section 9.8(b), SGI has the sole responsibility for the Manufacture of SGI Antibodies in the Territory.

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(b) Research Plan and Early Clinical Development Plan.

(i) The terms under which SGI will supply Research and clinical supplies of SGI Antibodies to Unum for use as part of the Research Candidates and Development Candidates in the Territory under the Research Plan and Early Clinical Development Plan will be set forth in a supply agreement to be entered into between the Parties no later than [***] days after the Effective Date (the “SGI Antibodies Manufacturing Services Agreement”). Such SGI Antibodies Manufacturing Services Agreement will contain terms and conditions that are consistent with this Agreement.

(ii) All Manufacturing Costs relating to SGI Antibodies to support Research and Development of Research Candidates and Development Candidates in the Territory under the Research Plan and Early Clinical Development Plan will be borne solely by SGI.

(c) Late Clinical Development Plan.

(i) The terms under which SGI will supply clinical supplies of SGI Antibodies to Unum for use as part of the Development Candidates in the Territory under the Late Clinical Development Plan will be set forth in a supply agreement to be entered into between the Parties no later than [***] days prior to the date of initiation of a Clinical Trial of the first Development Candidate in the Territory (the “SGI Antibodies Clinical Supply Agreement”). Such SGI Antibodies Clinical Supply Agreement will contain terms and conditions that are consistent with this Agreement.

(ii) The Parties will share all Manufacturing Costs relating to SGI Antibodies incurred by SGI to support Development of Development Candidates in the Shared Territory in accordance with the Late Clinical Development Plan as Development Costs pursuant to Section 6.5(c).

(iii) All Manufacturing Costs relating to SGI Antibodies incurred by SGI to support Development of Development Candidates and receipt of Regulatory Approvals in the Licensed Territory will be borne solely by SGI.

(d) Products.

(i) The terms under which SGI will supply commercial supplies of SGI Antibodies to Unum for use as part of the Products in the Shared Territory will be set forth in a supply agreement to be entered into between the Parties no later than [***] days before the expected filing of the first Regulatory Approval of the first Development Candidate or associated Product in the Territory (the “SGI Antibodies Commercial Supply Agreement”). Such SGI Antibodies Commercial Supply Agreement will contain customary terms and conditions, including quality and indemnity, and otherwise be consistent with this Agreement.

(ii) The Parties will share all Manufacturing Costs relating to SGI Antibodies incurred by SGI to support Commercialization of Products for sale in the Shared Territory as Joint Commercialization Costs pursuant to Section 8.3(b).

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(iii) All Manufacturing Costs relating to SGI Antibodies incurred by SGI to support Commercialization of Products in the Licensed Territory will be borne solely by SGI.

9.4 Reconciliation of Development Costs and/or Joint Commercialization Costs. The Parties will reconcile the Development Costs and Joint Commercialization Costs they have incurred for Manufacturing work under this Agreement according to the procedures set forth in Section 11.5 and Section 11.6, as applicable.

9.5 Supply Chain Management. Unless otherwise determined by the Parties, (a) Unum will assume primary responsibility for the ACTR T-cell supply chain for clinical and commercial supply of Research Candidates, Development Candidates, and Products in the Territory, and (b) SGI will assume primary responsibility for the SGI Antibody supply chain for clinical and commercial supply of Research Candidates, Development Candidates, and Products in the Territory.

9.6 Manufacturing Problems. The Parties will inform each other promptly after it becomes aware of any problems or delays of any nature in performing their contractual obligations that have the potential to adversely affect the Manufacturing of the ACTR T-cells or SGI Antibodies, as the case may be. Each Party will inform the other Party of the reason for such delay and of the expected duration of its inability to Manufacture and deliver the ACTR T-cells or SGI Antibodies, as the case may be, and will keep the other Party informed on a timely basis of any developments during any such period of time.

9.7 Continuous Improvements. The Parties will discuss in good faith value-added activity and improvement in the Manufacturing process on a continuing basis and, unless the Parties otherwise agree SGI will bear [***] of any costs associated with improvements to the Manufacturing process for the SGI Antibodies and Unum will bear [***] of any costs associated with improvements to the Manufacturing process for the ACTR T-cells.

9.8 Second Source.

(a) ACTR T-cells. On a Product-by-Product basis, in the event of a Technical Supply Failure (Unum) with respect to ACTR T-cells for such Product, SGI would have the right to effect a technology transfer to itself or to an Affiliate or a Third Party manufacturer designated by SGI (and reasonably acceptable to Unum) in order to permit SGI or such Third Party to Manufacture such ACTR T-cells for incorporation into such Product. Such technology transfer will be at Unum’s cost and expense and would include Unum (i) making available a copy of all Know-How within the Unum Background Technology and Unum Program IP relating to the Manufacture of the ACTR T-cells, including copies or samples of relevant documentation, Materials and other embodiments of such Know-How, in each case that is necessary to Manufacture such ACTR T-cells in accordance with the applicable specifications and (ii) making available personnel to assist and advise in connection with such technology transfer at the expense of Unum, including, if necessary, providing reasonable training to SGI or its designated Third Party manufacturer and performing such other technology transfer services as are necessary to permit continuity in the manufacture and supply of the ACTR T-cells, and (iii) granting such licenses as may be required to effect the foregoing. Unum will only be required to deliver such Know-How in its or its Affiliates or Third Party manufacturer(s)’ actual possession and will not be required to produce or create any additional Know-How. Following any such technology transfer, SGI (and its Third Party manufacturer(s), as applicable) will segregate such any such transferred Know-How from other Know-How within its organization. Notwithstanding anything herein to the contrary, SGI will not practice (or

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allow any Affiliates or sublicensees to practice) any of the licenses to Manufacture granted by Unum set forth in Section 10.2, except (A) with respect to Commercialization, only as provided in this Section 9.8(a) or to the extent permitted pursuant to Section 3.3(g)(iii), and (B) with respect to Research and Development, if and only if, and only for so long as, ACTR T-Cells are not supplied on a reasonable basis as contemplated by this Agreement or the applicable Supply Agreement.

(b) SGI Antibodies. On a Product-by-Product basis, in the event of a Technical Supply Failure (SGI) with respect to SGI Antibodies for such Product, Unum would have the right to effect a technology transfer to itself or to an Affiliate or a Third Party manufacturer designated by Unum (and reasonably acceptable to SGI) in order to permit Unum or such Third Party to Manufacture such SGI Antibodies for incorporation into such Product. Such technology transfer will be at SGI’s cost and expense and would include SGI (i) making available a copy of all Know-How within the SGI Background Technology and SGI Program IP relating to the Manufacture of the SGI Antibodies, including copies or samples of relevant documentation, Materials and other embodiments of such Know-How, in each case that is necessary to Manufacture such SGI Antibodies in accordance with the applicable specifications and (ii) making available personnel to assist and advise in connection with such technology transfer at the expense of SGI, including, if necessary, providing reasonable training to Unum or its designated Third Party manufacturer and performing such other technology transfer services as are necessary to permit continuity in the manufacture and supply of the SGI Antibodies, and (iii) granting such licenses as may be required to effect the foregoing. SGI will only be required to deliver such Know-How in its or its Affiliates or Third Party manufacturer(s)’ actual possession and will not be required to produce or create any additional Know-How. Following any such technology transfer, Unum (and its Third Party manufacturer(s), as applicable) will segregate such any such transferred Know-How from other Know-How within its organization. Notwithstanding anything herein to the contrary, Unum will not practice (or allow any Affiliates or sublicensees to practice) any of the licenses to Manufacture granted by SGI set forth in Section 10.1, except (A) with respect to Commercialization, only as provided in this Section 9.8(b) or to the extent permitted pursuant to Section 3.3(g)(iii), and (B) with respect to Research and Development, if and only if, and only for so long as, SGI Antibodies are not supplied on a reasonable basis as contemplated by this Agreement or the applicable Supply Agreement.

(c) At any time after completion of Phase 2 Clinical Trial of a Development Candidate or a Reversion Product, SGI may by written notice (“RFP Notice”) require that the Unum conduct a customary request for proposal (“RFP”) process to identify one or more qualified, established and reputable Third Party contract manufacturing organizations (“CMOs”) (as opposed to pharmaceutical companies) with the potential in all or part of the Licensed Territory or, in the case of a Reversion Product, the Territory to be second source Manufacturers of raw materials for ACTR T-cells (“Second Source Manufacturer”) to support SGI’s Commercialization activities. SGI may require an RFP process on a country-by-country or region-by-region basis; provided that it may not require an RFP process in the same country or region more than once unless such country or region is incorporated in a larger region. If SGI provides an RFP Notice, the following will apply:

(i) Within [***] days after receiving the RFP Notice, Unum will provide SGI with a draft RFP document and the identity of the potential Second Source Manufacturers. The RFP will provide that any response may be shared with SGI. SGI will have [***] days to provide comments on the content of the RFP, which comments Unum will consider in good faith, and to add the names of any additional potential Second Source Manufacturers to the RFP. Promptly following the expiration of such [***] day period, Unum will distribute the RFP to the identified potential Second Source Manufacturers.

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(ii) Unum will provide SGI with copies of all responses to the RFP promptly following receipt. Following receipt of responses from all or substantially all of the potential Second Source Manufacturers, the Parties will schedule a meeting of the JSC to discuss the responses.

(iii) If, based on the responses to the RFP, it appears that there is a potential to achieve cost savings in excess of [***] without a loss of quality or reliability, Unum will either (a) agree to the transfer of primary responsibility for Manufacturing of raw materials for ACTR T-cells to one or more of the identified Second Source Manufacturers pursuant to Section 9.8(a) or (b) provide SGI with a written description of the steps that Unum intends to take in order to meet or exceed the performance of the identified Second Source Manufacturers in the applicable country or region and the applicable time-frame (“Manufacturing Action Plan” or “MAP”). If Unum provides a MAP, SGI will have [***] days to provide comments on the content (including time-frame) of the MAP, which comments Unum will consider in good faith. Unum will use Commercially Reasonable Efforts to implement any applicable MAP, and the Parties agree that time is of the essence to a MAP. If, notwithstanding Unum’s Commercially Reasonable Efforts, Unum is unable to achieve the cost savings specified in the MAP within [***] after beginning implementation of the MAP, then SGI will have the right, in the exercise of its reasonable discretion, to select and utilize a Second Source Manufacturer as the primary source for Manufacturing of raw materials for ACTR T-cells. SGI will be responsible for all costs and expenses relating to any change in manufacturers, including all costs and expenses relating to any necessary research or development activities (e.g., equivalence studies) and technology transfer costs.

(iv) For clarity, a breach of this Section 9.8(c) will be a material breach of this Agreement subject to Section 16.4(a)(i) through (iv).

9.9 Subcontractors; Affiliates.

(a) Each Party may perform any of its Manufacturing and supply obligations under this Agreement through one or more Third Parties, provided that (i) such Party remains responsible for the work allocated to, and payment to, such Third Party to the same extent it would if it had done such work itself; (ii) the Third Party undertakes in writing commercially reasonable obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties with respect to Confidential Information pursuant to Article 15 hereof; and (iii) the Third Party undertakes in writing to assign or exclusively license back (with the right to sublicense) all intellectual property with respect to Research Candidates, Development Candidates and Products developed in the course of performing any such Manufacturing to such Party. In addition to the foregoing, in each agreement with a Third Party relating to Manufacturing or supply obligations that relates solely to such Research Candidate, Development Candidate or Product and not to other products, SGI will use commercially reasonable efforts to ensure that such agreement is freely assignable to Unum if this Agreement terminates. Each Party may also subcontract Manufacturing work on terms other than those set forth in this Section 9.9(a), with the prior approval of the JSC.

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(b) Each Party may perform any of its manufacturing and supply obligations under this Agreement through one or more Affiliates, provided that Manufacturing Costs will be calculated in accordance with the definition provided in the Agreement.

ARTICLE 10

LICENSES AND EXCLUSIVITY

10.1 Licenses to Unum.

(a) Research Candidates. Subject to the terms and conditions of this Agreement, on a Collaboration Antigen-by-Collaboration Antigen basis, effective as of the date on which such Collaboration Antigen becomes a “Collaboration Antigen” under this Agreement, during the Research Term, SGI hereby grants to Unum an exclusive, sublicensable (solely as permitted in accordance with Section 10.4), royalty-free, fully-paid, worldwide license, under the SGI Background Technology and SGI Program IP, to Research and pre-clinically Develop Research Candidates (and Manufacture same but only for such purpose and only as provided in this Agreement), save that SGI will retain such rights as are necessary to perform any activities that the Parties may mutually agree that SGI will perform under this Agreement.

(b) Early Clinical Development. Subject to the terms and conditions of this Agreement, on a Development Candidate-by-Development Candidate basis, effective as of the date on which the Collaboration Antigen of such Development Candidate becomes a “Collaboration Antigen” under this Agreement, during the Early Clinical Development Term, SGI hereby grants to Unum an exclusive, sublicensable (solely as permitted in accordance with Section 10.4), royalty-free, fully-paid, worldwide license, under the SGI Background Technology and SGI Program IP, to clinically Develop such Development Candidate (and Manufacture same but only for such purpose and only as provided in this Agreement), all in accordance with the Early Clinical Development Plan, save that SGI will retain such rights as are necessary to perform any activities that the Parties may agree that SGI will perform under this Agreement.

(c) Late Clinical Development. Subject to the terms and conditions of this Agreement, on a Development Candidate-by-Development Candidate basis, effective as of the date on which the Collaboration Antigen of such Development Candidate becomes a “Collaboration Antigen” under this Agreement, during the Late Clinical Development Term, SGI hereby grants to Unum a co-exclusive (with SGI), sublicensable (solely as permitted in accordance with Section 10.4), worldwide license, under the SGI Background Technology and SGI Program IP, to clinically Develop such Development Candidate (and Manufacture same but only for such purpose and only as provided in this Agreement), all in accordance with the Late Clinical Development Plan; provided that such license will automatically terminate, and be of no further force or effect, with respect to any Development Candidate for which Unum has exercised its Opt-Out Right.

(d) Products. Subject to the terms and conditions of this Agreement, on a Product-by-Product basis, effective as of the date on which the Collaboration Antigen of such Product becomes a “Collaboration Antigen” under this Agreement, SGI hereby grants to Unum a co-exclusive (with SGI), sublicensable (solely as permitted in accordance with Section 10.4), license, under the SGI Background Technology and SGI Program IP, to Commercialize the Product in the Shared Territory (and Manufacture same but only for such purpose and only as provided in this Agreement); provided that such licenses will automatically terminate, and be of no further force or effect, with respect to any Development Candidate and associated Product for which Unum has exercised its Opt-Out Right.

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(e) ACTR Data. Subject to the terms and conditions of this Agreement, and in addition to and not in lieu of any other license grants contained herein, SGI hereby grants to Unum a non-exclusive, sublicensable (through multiple tiers), royalty-free, fully-paid, perpetual, irrevocable, worldwide license, to use the ACTR Data (including to include same in submissions to Regulatory Authorities), to support the research, development, manufacture and commercialization of any ACTR T-cells or any compounds or products containing or otherwise involving any ACTR T-cells (whether administered together, separately, simultaneously, sequentially or otherwise in relation to any Antibody or other therapeutic agent contained in any such product), provided that such use is limited to advancing ACTR T-cells and such products and their manufacture or use (and not any SGI Antibody contained in any Research Candidate, Development Candidate, Product or Reversion Product) and such products are not Alternative Products. SGI will use commercially reasonable efforts to provide copies and access to any such ACTR Data in a manner and on a time frame as Unum may reasonably request, and in any event in a manner consistent with Applicable Law. The foregoing license grant (but not the obligation of SGI) will survive any expiration or termination for any reason of this Agreement in full. For purposes of this Agreement, “ACTR Data” means (a) any and all Know-How or data arising from any preclinical or clinical use of any Research Candidate, Development Candidate, Product, Reversion Product or ACTR T-cells by or on behalf of SGI or any of its Affiliates, (sub)licensees, distributors and subcontractors under this Agreement, and (b) any and all Know-How or data submitted to any Regulatory Authorities by or on behalf of SGI or any of its Affiliates, (sub)licensees, distributors and subcontractors for any Research Candidate, Development Candidate, Product, Reversion Product or otherwise in connection with ACTR T-cells under this Agreement, including all applicable Regulatory Materials but excluding any data relating only to an SGI Antibody.

(f) In-Licenses. The licenses granted to Unum by SGI under the SGI Background IP will be subject to the terms and conditions of the SGI Existing In-Licenses or any In-Licenses for which SGI is the contracting party, as applicable. Without limiting the generality of the foregoing, Unum hereby agrees to comply with the terms and conditions of any SGI Existing In-Licenses or In-Licenses for which SGI is the contracting party as a sublicensee thereunder, and any breach by Unum of any SGI Existing In-Licenses or In-Licenses for which SGI is the contracting party will be treated as a breach of this Agreement by Unum, and further any such breach by Unum of any SGI Existing In-Licenses or In-Licenses for which SGI is the contracting party that could result in a termination of such SGI Existing In-License or In-Licenses for which SGI is the contracting party will give SGI the right to terminate this Agreement under Section 16.3(a)(i) with the consequences set forth in Section 16.5(b) (and without application of Section 16.3(a)(ii) or Section 16.3(a)(iii)) or to invoke immediately Section 16.3(a)(iv).

10.2 Licenses to SGI.

(a) Research Candidates. Subject to the terms and conditions of this Agreement, on a Collaboration Antigen-by-Collaboration Antigen basis, effective as of the date on which such Collaboration Antigen becomes a “Collaboration Antigen” under this Agreement, Unum hereby grants to SGI a non-exclusive, royalty-free, fully-paid, worldwide license, under the Unum Background Technology and Unum Program IP, solely for the purpose of allowing SGI to perform any Research activities that the Parties may mutually agree that SGI will perform under this Agreement.

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(b) Development Candidates. Subject to the terms and conditions of this Agreement, on a Development Candidate-by-Development Candidate basis, effective as of the date on which the Collaboration Antigen of such Development Candidate becomes a “Collaboration Antigen” under this Agreement, Unum hereby grants to SGI a co-exclusive (with Unum), sublicensable (solely as permitted in accordance with Section 10.4), worldwide license, under the Unum Background Technology and Unum Program IP, to clinically Develop Development Candidates, all in accordance with the Late Clinical Development Plan provided that such license will automatically terminate, and be of no further force or effect, with respect to any Development Candidate and associated Product for which SGI has exercised its Opt-Out Right.

(c) Products. Subject to the terms and conditions of this Agreement, on a Product-by-Product basis, effective as of the date on which the Collaboration Antigen of such Product becomes a “Collaboration Antigen” under this Agreement, Unum hereby grants to SGI a (i) co-exclusive (with Unum), sublicensable (solely as permitted in accordance with Section 10.4), license, under the Unum Background Technology and Unum Program IP, to Commercialize the Product in the Shared Territory, and (ii) exclusive, sublicensable (solely as permitted in accordance with Section 10.4), license, under the Unum Background Technology and Unum Program IP, to Commercialize the Product in the Licensed Territory; provided that the licenses will terminate and be of no further force and effective for any Development Candidate and associated Product which a Party has exercised its Opt-Out Right.

(d) In-Licenses. The licenses granted to SGI by Unum under the Unum Background IP will be subject to the terms and conditions of the Unum Existing In-Licenses or any In-Licenses for which Unum is the contracting party, as applicable. Without limiting the generality of the foregoing, SGI hereby agrees to comply with the terms and conditions of any Unum Existing In-Licenses or In-Licenses for which Unum is the contracting party as a sublicensee thereunder, and any breach by SGI of any Unum Existing In-Licenses or In-Licenses for which Unum is the contracting party will be treated as a breach of this Agreement by SGI, and further any such breach by SGI of any Unum Existing In-Licenses or In-Licenses for which Unum is the contracting party that could result in a termination of such Unum Existing In-License or In-Licenses for which Unum is the contracting party will give Unum the right to terminate this Agreement under Section 16.3(a)(i), with the consequences set forth in Section 16.5(b) (and without application of Section 16.3(a)(ii) or Section 16.3(a)(iii)) or to invoke immediately Section 16.3(a)(iv). Upon SGI’s written request, so long as SGI is not in breach or default of this Agreement, Unum will use commercially reasonable efforts on a one-time basis (which efforts, for clarity, will not require further payment by Unum to the National University of Singapore) to have that certain Exclusive License Agreement by and between the National University of Singapore, dated August 1, 2014 (as such agreement may be amended or restated in the future, the “NUS Agreement”) amended to (i) allow SGI to grant further sublicense(s) in accordance with this Agreement and (ii) provide for the grant of a direct license to SGI in the event of the termination of the NUS Agreement during the Term of this Agreement. So long as Unum uses commercially reasonable efforts pursuant to the preceding sentence, any failure to obtain any changes to the NUS Agreement will not be deemed to be a breach of this Agreement.

10.3 Retained Rights. Subject to Section 10.8 and the remainder of this Agreement, each Party retains all right, title and interest in and to, in the case of Unum, all ACTR T-cells and, in the case of SGI, all SGI Antibodies except to the extent expressly granted hereunder, including the right to use, in the case of Unum and its Affiliates, all ACTR T-cells and, in the case of SGI and its Affiliates, all SGI Antibodies for internal, non-clinical research purposes.

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10.4 Scope of Permissible Sublicensing.

(a) The licenses granted under Section 10.1 and Section 10.2 may be sublicensed by a Party to its Affiliate without any requirement of consent, provided that such sublicense to an Affiliate will immediately terminate if and when such party ceases to be an Affiliate of such Party.

(b) Unum may use one or more Third Party subcontractors to perform Unum’s assigned obligations and responsibilities under this Agreement or any Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan, provided that such agreements will comply with Section 5.9, Section 6.9, or Section 8.6, as applicable. Under the licenses granted by Unum under Section 10.2, Unum retains the right to have its Affiliates (for so long as such party continues as an Affiliate of Unum) and Third Party subcontractors perform Unum’s assigned obligations and responsibilities and exercise its rights under this Agreement or any Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan, provided that such agreements will comply with Section 5.9, Section 6.9, or Section 8.6, as applicable. In addition, unless the relevant subcontractor is contemplated by the Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan (as applicable), Unum will provide written notice to SGI within [***] days of engaging such subcontractor.

(c) SGI may use one or more Third Party subcontractors to perform SGI’s assigned obligations and responsibilities under this Agreement or any Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan, provided that such agreements will comply with Section 5.9, Section 6.9, or Section 8.6, as applicable. Under the licenses granted by SGI under Section 10.1, SGI retains the right to have its Affiliates (for so long as such party continues as an Affiliate of SGI) and third party subcontractors to perform SGI’s assigned obligations and responsibilities and exercise its rights under this Agreement or any Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan, provided that such agreements will comply with Section 5.9, Section 6.9, or Section 8.6, as applicable. In addition, unless the relevant subcontractor is contemplated by the Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan (as applicable), SGI will provide written notice to Unum within [***] days of engaging such subcontractor.

(d) Subject to Section 10.4(g), the licenses granted to SGI under Section 10.2(b) may be sublicensed by SGI in one or more countries in the Licensed Territory (excluding the Europe Union, Switzerland and Canada (and for clarity the Shared Territory)) to a Third Party with respect to Development activities, with Unum’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(e) Subject to Section 10.4(g), the licenses granted to SGI under Section 10.2(b) may not be sublicensed by SGI in the Europe Union, Switzerland or Canada to a Third Party with respect to Development activities, except upon Unum’s prior written consent, and such consent may be withheld in Unum’s sole discretion.

(f) Subject to Section 10.4(g), the licenses granted to SGI under Section 10.2(c) clause (ii) (but not Section 10.2(c) clause (i)) may be sublicensed by SGI in one or more countries in the Licensed Territory to a Third Party with respect to Commercialization activities, with Unum’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

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(g) If SGI wishes to grant a sublicense pursuant to Section 10.4(d), 10.4(e) or 10.4(f), SGI will notify Unum in writing of the identity of such Third Party at least [***] days before granting any such sublicense and SGI may not grant such a sublicense to any Third Party that is (alone or with others) researching, developing, manufacturing or commercializing (or Unum can demonstrate that it has good reason to believe that such Third Party is planning to conduct any such activities alone or with others) genetically-engineered immune cell therapies (including ACTR, CART, T-cell receptor, natural killer (NK) therapies, etc.) unless the proposed sublicensee agrees in writing to terms comparable to Section 18.5(d) to protect Unum Sensitive Information.

(h) The licenses granted to SGI under Section 10.2(a), 10.2(b) and Section 10.2(c) clause (i) in the Shared Territory may not be sublicensed by SGI to a Third Party, except upon Unum’s prior written consent, and such consent may be withheld in Unum’s sole discretion. For clarity, this Section 10.4(h) is in addition to, and not in lieu of, Sections 10.4(d), 10.4(e) and 10.4(f).

(i) The licenses granted to Unum under Section 10.1(a), 10.1(b), 10.1(c), and 10.1(d) in the Shared Territory may not be sublicensed by Unum to a Third Party, except upon SGI’s prior written consent, and such consent may be withheld in SGI’s sole discretion.

(j) The license granted to Unum under Section 10.1(e) may be sublicensed as provided in such Section.

(k) For clarity, the Parties agree that the hospital or other facility at which the Product is administered will not require a sublicense for the administration of the Product to a patient.

(l) Each sublicense granted by a Party to an Affiliate or Third Party pursuant to this Section 10.4 or pursuant to Section 3.3 will: (a) be in writing; (b) be subject and subordinate to, and consistent with, the terms and conditions of this Agreement; and (c) require the applicable sublicensee to comply with all applicable terms of this Agreement. The sublicensing Party (i.e., Unum or SGI, as applicable) will provide the other Party with a copy of each agreement containing any such sublicense granted to any non-Affiliate sublicensee within [***] days of execution of such agreement, and to the extent that redaction is not prohibited by any Unum Existing In-Licenses, SGI Existing In-Licenses and In-Licenses, if and as applicable, such sublicense agreement may be redacted as necessary to protect commercially sensitive information but any such redactions will not pertain to any provision that is necessary for the non-sublicensing Party to confirm the sublicensing Party’s compliance with this Agreement. No sublicense will diminish, reduce or eliminate any obligation of the sublicensing Party under this Agreement, and the sublicensing Party will remain responsible for its obligations under this Agreement and will be responsible for the performance of all of its sublicensees as if any such sublicensee were the sublicensing Party hereunder. Each sublicense granted by a Party under any license granted by the other Party to such Party hereunder will terminate immediately upon the termination of such license from such other Party. For purposes of this Section, an option or other right to receive a sublicense will be treated as a sublicense.

10.5 Negative Covenant. Each Party covenants that it will not knowingly use or practice any of the other Party’s intellectual property rights licensed to it under this Article 10 in a manner that would constitute infringement or misappropriation of such intellectual property rights except for the purposes expressly permitted in the applicable license grant.

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10.6 No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party grants to the other Party any license or other right, express or implied, under its intellectual property rights by implication, estoppel or otherwise.

10.7 Third Party Payments. The Parties acknowledge that during the Term, the JSC may determine that planned activities or product features under this Agreement with respect to Research Candidates, Development Candidates or Products may require or benefit from a license under additional Patents, Know-How or Materials of Third Parties (an “In-License”); provided that (a) Unum will be solely responsible for entering into any In-Licenses relating solely to ACTR T-cells, (b) SGI will be solely responsible for entering into any In-Licenses relating solely to the SGI Antibodies and (c) the Parties will discuss which Party is the most appropriate with respect to any other In-License, including any In-License relating to the combination of ACTR T-cells and the SGI Antibodies. The Parties agree that all payments to any Third Party in respect of any In-License, Unum Existing In-Licenses and SGI Existing In-License will be deemed a “Third Party Payment” and subject to this Section 10.7. Responsibility for In-Licenses, Unum Existing In-Licenses, SGI Existing In-License and Third Party Payments will be as follows:

(a) Unum will be responsible for all upfront, milestone and other Third Party Payments under the Unum Existing In-Licenses; provided that (i) any royalties due under such Unum Existing In-Licenses will be included in the Research Costs, Development Costs, Joint Commercialization Costs or Manufacturing Costs (as applicable) for ACTR T-cells for the Shared Territory, (ii) any royalties due under such Unum Existing In-Licenses will be reimbursed by SGI for sales of Product in the Licensed Territory when invoiced, and (iii) if SGI is the Continuing Party for any Reversion Product, any royalties due under the Unum Existing In-Licenses will be reimbursed in connection with any payment obligations paid by SGI pursuant to Section 3.2(c).

(b) SGI will be responsible for all upfront, milestone and other Third Party Payments under the SGI Existing In-Licenses; provided that (i) any royalties due under such SGI Existing In-Licenses will be included in the Research Costs, Development Costs, Joint Commercialization Costs or Manufacturing Costs (as applicable) for SGI Antibodies, and (ii) if Unum is the Continuing Party for any Reversion Product, any royalties due under the SGI Existing In-Licenses will be reimbursed in connection with any payment obligations paid by Unum pursuant to Sections 3.1(d) or 3.2(c).

(c) Any Third Party Payment (other than Third Party Payments covered in Section 10.7(a) and Section 10.7(b)) owed under an In-License entered into after the Effective Date will be determined as follows.

(i) If a Party acquires any new In-License after the Effective Date, such Party will bring such In-License to the attention of the JSC. If a potential In-License is brought to the attention of the JSC pursuant to this Section 10.7(c), the Parties will, through the JSC, discuss in good faith whether such In-License should be made available for use by the Parties pursuant to this Agreement for the Research, Development, Manufacture or Commercialization of Research Candidates, Development Candidates or Products. The Party to the In-License will propose, through the JSC, an equitable allocation of any non-product specific upfront payments, milestone payments or similar payments payable under the In-License (including, for example, an upfront payment to access technology, milestone payments that are not product specific or are payable upon the first product to achieve the applicable milestone event, etc.). Any upfront payments,

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milestone payments or similar payments that are specific to the Research Candidates, Development Candidates or Products will be allocated [***] to the corresponding Research Candidates, Development Candidates or Products. The JSC will discuss the rationale of including the In-License and the proposed economics associated with doing so (including related royalty obligations). For any In-License that the Parties agree should be made available for use by the Parties pursuant to this Agreement, (i) the Patents, Know-How and Materials in-licensed under such In-License will be deemed “Controlled” under this Agreement as Unum Background Technology or SGI Background Technology (as applicable), (ii) any allocated payments that are non-territory specific or for the Shared Territory will be allocated as Development Costs, and (iii) subject to Section 10.7(c)(ii), any allocated payments for the Licensed Territory will be borne [***] by SGI or, if Unum is the Continuing Party, Unum. If the Parties conclude that such In-License should not be made available for use by the Parties pursuant to this Agreement or the Parties cannot agree on the economic terms for allocation of any payments due thereunder, then (A) the Patents, Know-How and Materials in-licensed under such In-License will not be deemed Unum Background Technology or SGI Background Technology (as applicable) and will not be deemed “Controlled” for purposes of this Agreement, and (B) the Parties will not use any Patents, Know-How or Materials in-licensed under such In-License in connection with the performance of this Agreement.

(ii) With regard to clause (iii) of Section 10.7(c)(i), on a calendar quarter-by-calendar quarter and country-by-country basis, SGI or Unum if Unum is the Continuing Party (as applicable) will be entitled to offset [***] of the amount of any royalties payable to the applicable Third Party under the applicable In-License for Patent licenses that are required in order to practice the SGI Background Technology or the Unum Background Technology (as applicable) with respect to a Product or a Reversion Product against the amount of the royalties that would otherwise be payable to Unum or SGI pursuant to this Agreement for such Product or Reversion Product. Notwithstanding anything to the contrary in this Section 10.7(c)(ii), in no event will the royalty due and payable to pursuant to this Agreement with respect to a Product or a Reversion Product in any calendar quarter and country be reduced by more than [***] in any tier.

10.8 Exclusivity.

(a) During the Term and subject to the terms of this Agreement, including Section 18.5, on a Collaboration Antigen-by-Collaboration Antigen basis, neither Unum nor any of its Affiliates (nor any Third Party(ies) on behalf of or with, or under license, sublicense, covenant not to sue or other similar right from, Unum or any of such Affiliates) will directly or indirectly research, develop, manufacture or commercialize any Alternative Product that specifically targets such Collaboration Antigen other than as part of this Agreement. Notwithstanding the foregoing, nothing in this Agreement will prevent Unum or its Affiliates from conducting any research, development, manufacture or commercialization on any antibody that targets an Antigen that is not Collaboration Antigen, with or without any genetically-engineered immune-cell therapies (including ACTR, CART, T-cell receptor, natural killer (NK) therapies, etc.), to the extent (and only to the extent) cells are modified ex-vivo, whether administered together, separately, simultaneously, sequentially or otherwise in relation to such antibody, internally or with one or more Affiliates or Third Party collaborators, licensors, licensees or partners. In addition, subject to this Section 10.8, Unum retains the right to research, develop, manufacture and commercialize ACTR T-cells.

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(b) During the Term and subject to the terms of this Agreement, including Section 18.5, on a Collaboration Antigen-by-Collaboration Antigen basis, neither SGI nor any of its Affiliates (nor any Third Party(ies) on behalf of or with, or under license, sublicense, covenant not to sue or other similar right from, SGI or any its Affiliates) will directly or indirectly research, develop, manufacture or commercialize any Alternative Product that specifically targets such Collaboration Antigen other than as part of this Agreement.

10.9 Acquisition of Alternative Product Rights.

(a) Notwithstanding the provisions of Section 10.8, if, during the Term, (i) a Party or any of its Affiliates (the “Acquiring Party”) acquires or otherwise obtains rights to research, develop, manufacture or commercialize any Alternative Product as the result of any license, merger, acquisition, reorganization, consolidation or combination with or of a Third Party or a Business Combination (each, an “Acquisition Transaction”, and the Third Party involved in such transaction, the “Acquisition Third Party”) and (ii) on the date of the closing of such Acquisition Transaction, such Alternative Product is being researched, developed, manufactured or commercialized or such research, development, manufacture or commercialization may reasonably be considered to, but for the provisions of this Section 10.9, constitute a breach of Section 10.8, then the Acquiring Party will, within [***] days after the closing of such Acquisition Transaction provide written notice to the other Party that the Acquiring Party has so acquired rights to research, develop, manufacture or commercialize an Alternative Product as a result of an Acquisition Transaction (“Alternative Product Notice”).

(b) During the period of [***] days after the receipt of such Alternative Product Notice, the other Party may elect, effective upon [***] days’ prior written notice, to require the Acquiring Party to elect one of the following options: (i) to Divest its rights to such Alternative Product, or (ii) to cease the research, development, manufacture and commercialization of such Alternative Product. Alternatively, the Parties may, upon mutual written agreement, elect to include such Alternative Product as if it were a “Research Candidate,” “Development Candidate” or “Product” for all purposes of this Agreement (including determination of Research Costs, Development Costs, Joint Commercialization Costs, Net Sales, milestone payments and other payments, consistent with the terms of this Agreement, provided that any such payments will be payable on such Alternative Product in addition to being payable on all Products), which election will be effective retroactively to the date of the closing of such Acquisition Transaction. If the Acquiring Party provides notice of its election to proceed as described in clause (i) above, the Acquiring Party and its Affiliates, if applicable, will Divest such Alternative Product within one (1) year after receipt of the other Party’s notice, and if the Acquiring Party provides notice of its election to proceed as described in clause (ii) above, the Acquiring Party will cease the research, development, manufacture and commercialization of such Alternative Product as soon as reasonably practicable, giving due consideration to ethical concerns and requirements under Applicable Law and any agreements with Third Parties. Notwithstanding the forgoing, the Acquiring Party will at all applicable times Segregate the Alternative Product.

(c) The foregoing obligations will not apply to either Party with respect to (i) any Collaboration Antigen that has been replaced pursuant to Section 2.3, or (ii) any Development Candidate or associated Product as to which both Parties have exercised their Opt-Out Rights under Section 3.1 or Section 3.2. This Section 10.9 will no longer apply to a Party or any of its Affiliates after the first Industry Transaction for such Party or its Affiliates.

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ARTICLE 11

FINANCIALS

11.1 License Fee. No later than ten (10) Business Days after the Effective Date, SGI will pay to Unum a license fee of Twenty Five Million Dollars ($25,000,000), which fee will be non-refundable, non-creditable and not subject to set-off.

11.2 Equity Investment. SGI will make the investments as contemplated in the Equity Agreements.

11.3 A3 Antigen Selection Fee. No later than [***] Business Days after date of the selection of the A3 Antigen, SGI will pay to Unum a license fee of [***] (the “A3 Antigen Selection Fee”), which fee will be non-refundable, non-creditable and not subject to set-off.

11.4 [***] Clinical Trial Fee. Subject to Section 3.1, on a Product-by-Product basis, SGI will pay to Unum a fee equal to [***] (the “[***] Fee”) within [***] Business Days after [***], which fee will be non-refundable, non-creditable and not subject to set-off.

11.5 Research Costs and Development Costs.

(a) Within [***] days after the end of each calendar quarter prior to the calendar quarter in which the First Commercial Sale of each Product occurs in the Shared Territory, Unum and SGI will submit to a finance officer designated by Unum and a finance officer designated by SGI (the “Finance Officers”) a report setting forth the Research Costs, Development Costs and Joint Commercialization Costs it incurred in such calendar quarter with respect to each Research Candidate, Development Candidate and Product. Each such report will specify in reasonable detail all such costs, and, if requested by Unum or SGI, any invoices or other supporting documentation for any payments to a Third Party that individually exceed [***] or with respect to which documentation is otherwise reasonably requested will be promptly provided. Within [***] Business Days after receipt of such reports, the Finance Officers will confer and agree in writing on whether a reconciliation payment is due from Unum to SGI or SGI to Unum, and if so, the amount of such reconciliation payment, so that Unum and SGI share Research Costs, Development Costs and Joint Commercialization Costs in accordance with this Agreement. Unum or SGI, as applicable, if required to pay such reconciliation payment, will submit such payment to SGI or Unum, respectively, as applicable, within [***] days of receipt of the other Party’s invoice for such amount; provided, however, that in the event of any disagreement with respect to the calculation of such reconciliation payment, any undisputed portion of such reconciliation payment will be paid in accordance with the foregoing timetable and the remaining, disputed portion will be paid within [***] Business Days after the date on which Unum and SGI, using good faith efforts, resolve the dispute. In addition, each Party will consider in good faith other reasonable procedures proposed by the other Party for sharing financial information in order to permit each Party to close its books periodically in a timely manner. For the avoidance of doubt, no cost or expense will be counted more than once in calculating Research Costs, Development Costs and Joint Commercialization Costs, even if such cost or expense falls into more than one of the cost categories that comprise Research Costs, Development Costs and Joint Commercialization Costs.

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(b) Any expenses incurred by a Party for Research or Development activities related to a Research Candidate, Development Candidate or associated Product that do not fall within the definitions of Research Costs or Development Costs (as the case may be) will be borne solely by such Party unless the JDC determines otherwise. In addition, any expenditure or cost that exceeds the amount set forth in the applicable Research Plan, Early Clinical Development Plan or Late Clinical Development Plan by more than [***] for a calendar year or any unbudgeted cost that is incurred by either Party will be borne by such Party; provided that the JDC will have the discretion to review such expenditures or costs and propose to the JSC that they be designated as Research Costs or Development Costs (as the case may be).

11.6 Profit Sharing in the Shared Territory Following Commercialization. The terms and conditions of this Section 11.6 will govern the rights and obligations of Unum and SGI with respect to Operating Profits (or Losses) relating to each Product in the Shared Territory. For clarity, Unum has no right to share Operating Profits, and no obligation to bear any Operating Losses, with respect to any Product in the Licensed Territory, and Unum will instead be entitled to receive from SGI royalties pursuant to Section 11.9.

(a) Share of Operating Profits and Operating Losses. For so long as a Product is being sold in the Shared Territory, Unum and SGI will share all Operating Profits and all Operating Losses (as applicable) for each Product in the Shared Territory on the basis of fifty percent (50%) to SGI and fifty percent (50%) to Unum.

(b) Calculation and Payment. Within [***] days after the end of each calendar quarter beginning with the calendar quarter in which the First Commercial Sale of a Product occurs in the Shared Territory, Unum will report to the Finance Officers its Net Sales, and Unum and SGI will each report to the Finance Officers its Development Costs and Joint Commercialization Costs incurred by it in such calendar quarter for each Product. Each such report will specify in reasonable detail all deductions allowed in the calculation of such Net Sales and all expenses included in Development Costs and Joint Commercialization Costs, and, if requested by Unum or SGI, any invoices or other supporting documentation for any payments to a Third Party that individually exceed [***] or with respect to which documentation is otherwise reasonably requested will be promptly provided. Within [***] Business Days after receipt of such reports, the Finance Officers will confer and agree upon in writing a consolidated financial statement setting forth the Operating Profit or Operating Loss for such calendar quarter for such Product in the Shared Territory and calculating each Party’s share of such Operating Profit or Operating Loss. Within [***] days after receipt of the other Party’s invoice, Unum or SGI, as applicable, will make a payment to SGI or Unum respectively, as applicable, so that each of Unum and SGI has been compensated for its respective share of such Operating Profits, or has borne its respective share of such Operating Loss, as applicable, after giving effect to the Net Sales invoiced by SGI and the Development Costs and Joint Commercialization Costs incurred by Unum and SGI with respect to such Product in such calendar quarter; provided, however, that in the event of any disagreement with respect to the calculation of such payment, any undisputed portion of such payment will be paid in accordance with the foregoing timetable and the remaining, disputed portion will be paid within [***] days after the date on which Unum and SGI, using good faith efforts, resolve the dispute. In addition, following the Effective Date, each Party will consider in good faith other reasonable procedures proposed by the other Party for sharing financial information in order to permit each Party to close its books periodically in a timely manner. For the avoidance of doubt, no cost or expense will be counted more than once in calculating Development Costs and Joint Commercialization Costs, even if such cost or expense falls into more than one of the cost categories that comprise Development Costs and Joint Commercialization Costs.

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(c) Consistency with Accounting Treatment. All calculations of Research Costs, Development Costs, Joint Commercialization Costs, Operating Profit and Operating Loss hereunder will be made in accordance with GAAP, including the provisions thereof regarding expense recognition, as applied by Unum and SGI consistently with their application in their respective financial reporting.

(d) Joint Commercialization Plan. Any expenses incurred by a Party for Commercialization activities in the Shared Territory related to a Product that do not fall within the definitions of Joint Commercialization Costs will be borne solely by such Party unless the JCC determines otherwise. In addition, any expenditure or cost that exceeds the amount set forth in the applicable Joint Commercialization Plan by more than [***] for a calendar year or any unbudgeted cost that is incurred by either Party will be borne by such Party; provided that the JCC will have the discretion to review such expenditures or costs and propose to the JSC that they be designated as Joint Commercialization Costs.

11.7 Development and Regulatory Milestone Payments.

(a) On a Product-by-Product basis, SGI will make one-time only milestone payments to Unum based on the first achievement of the development and regulatory milestone events as set forth in this Section 11.7 for each Product.

Milestone Event	Payment
[***] or other [***] for each Product	[***]

First [***]in the [***]	[***]

For each[***], the earlier of (i) the [***] of such [***] through the [***] process, whereupon the full $[***] (or any amount not already paid pursuant to the following clause (ii)) will then be due and payable, or (ii) [***] in the first [***], whereupon [***] will then be due and payable upon [***] in each of such [***] (and for clarity, such [***] payments under this clause (ii) will be payable upon [***] in each of such [***], and will not be deferred until all [***] such [***] have been achieved).

Total of up to [***], payable as provided in the column to the immediate left

(b) Notice; Payment. SGI will notify and pay to Unum the amounts set forth in this Section 11.7 within [***] Business Days after the achievement of the applicable milestone event in the [***]. Unum will notify SGI of the achievement of the applicable milestone event in the [***] and provide an invoice to SGI, and SGI will pay to Unum the amounts set forth in this Section 11.7 within [***] Business Days after receipt of the applicable invoice. Each such payment will be made by wire transfer of immediately available funds into an account designated by Unum. Each such payment is nonrefundable, non-creditable and not subject to set-off.

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11.8 Sales Milestone Payments.

(a) Events. On a Product-by-Product basis, SGI will make one-time payments of each of the sales milestone payments indicated below to Unum when aggregate annual Net Sales of such Product in the Territory in a given calendar year first reach the dollar values indicated below during the Term.

Aggregate Net Sales in a Given Calendar Year of each Product	Payment

[***]	[***]

[***]	[***]

[***]	[***]

(b) Notice; Payment. SGI will notify and pay to Unum the amounts set forth in this Section 11.8 within [***] days after the end of the calendar quarter during which the applicable milestone event has been achieved. Each such payment will be made by wire transfer of immediately available funds into an account designated by Unum. Each such payment is nonrefundable, non-creditable and not subject to set-off.

11.9 Royalties.

(a) Licensed Territory. SGI will pay to Unum non-refundable, non-creditable royalties on the amount of aggregate Net Sales of each Product, on a Product-by-Product basis in the Licensed Territory in each calendar year, as calculated by multiplying the applicable royalty rates set forth below by the corresponding amount of incremental Net Sales in the Licensed Territory of such Product in such calendar year.

Net Sales in the Licensed Territory (Per Product)	Royalty Rate

Portion less than or equal to [***]	[***]

Portion greater than [***] and less than or equal to [***]	[***]

Portion greater than [***] and less than or equal to [***]	[***]

Portion greater than [***]	[***]

By way of example, but not limitation, if the aggregate Net Sales of a Product in the Licensed Territory in a particular calendar year is [***], the amount of royalties payable under this Section 11.9(a) will be as follows: [***] x [***]%) + ([***] x [***]%) + [***] x [***]%) + ($[***] x [***]%) = $[***].

(b) Royalty Term. Royalties under Section 11.9(a) will be payable, on a Product-by-Product and country-by-country basis, on the Net Sales of any Product in the Licensed Territory if at least one of the following three (3) conditions applies (“Royalty Term”):

A. if one or more Valid Claims within any of the Unum Background Patents, SGI Background Patents or Patents within the Unum Program IP or SGI Program IP would be, but for the licenses granted herein or ownership interest with respect thereto, infringed by the manufacture, use, sale, offer for sale or importation of such Product in such country;

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B. if one or more Regulatory Exclusivity periods apply to the manufacture, use, sale, offer for sale or importation of such Product in such country; or

C. if the Net Sale takes place within ten (10) years from the First Commercial Sale of such Product in such country;

Provided that, if on a Product-by-Product and country-by-country basis, the only basis for the Royalty Term is one or more of the SGI Background Patents or Patents within the SGI Program IP under clause (A), and not any one or more of clause (B) or clause (C) or one or more of the Unum Background Patents or Patents within the Unum Program IP under clause (A), then for Net Sales accrued for such period of the Royalty Term for such Product in such country, the royalty rates applicable to Net Sales of such Product in such country will be reduced by two percentage points from the weighted average royalty rate otherwise applicable to all Net Sales for such Products throughout the Licensed Territory. For clarity, all royalty obligations in a country will cease with respect to a Product when none of the above three (3) conditions applies to such Product in such country.

(c) Reduction for Generic Competition. On a country-by-country basis, and on a Product-by-Product basis, provided that the Royalty Term is still in effect, the royalties due to Unum under this Section 11.9 for the immediately following calendar quarter for the relevant Product and country in the Licensed Territory will be reduced if there is “Generic Competition” resulting in loss in market share (by units sold) of each component of such Product in such country in the Licensed Territory according to the following scale:

Market Share of each component of Biosimilar Products (by units sold)	Percentage Reduction of Royalty Rate

[***]%	[***]% reduction

Greater than [***]%	[***]% reduction

For purposes hereof, “Generic Competition” means, on a country-by-country and Product-by-Product basis, the unit volume of each component of a Biosimilar Product(s) sold in such country in the Licensed Territory by one (1) or more Third Party(ies) in a calendar quarter achieves a market share equal to or higher than [***] of the unit volume of each component of the relevant Product sold in such country by SGI, its Affiliates and (sub)licensees. By way of example, but not limitation, for Generic Competition for a Product to satisfy the definition hereunder, (i) the applicable Biosimilar Product must meet the definition of Biosimilar Product for each of component of the relevant Product (i.e., there must be a Biosimilar Product for both (A) the applicable SGI Antibody that specifically targets a Collaboration Antigen in the relevant Product, and (B) the ACTR T-cells), and (ii) the unit volume of each component of such Biosimilar Product sold in the country the Licensed Territory by one (1) or more Third Party(ies) in a calendar quarter must achieve a market share equal to or higher than [***] of the unit volume of each component of the relevant Product sold in such country by SGI, its Affiliates and (sub)licensees. Unless otherwise agreed by the Parties, the unit volumes of each component of each Biosimilar Product sold during a calendar quarter will be as reported by IMS America Ltd. of Plymouth Meeting, Pennsylvania (“IMS”) or any successor to IMS or any other independent sales auditing firm reasonably agreed upon by the Parties.

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(d) Additional Royalty Provisions. The royalties payable under Section 11.9(a) will be subject to the following:

A. only one (1) royalty will be payable hereunder with respect to each Product unit;

B. royalties when owed or paid hereunder will be non-refundable, non-creditable and not subject to set-off;

C. if a particular Product is sold or distributed in one country with the intention of the selling Party for use in one or more other countries, those other countries of intended use as well as such country of sale will be treated as the countries of sale for purposes of this Section 11.9; and

D. on a Product-by-Product basis, in no event will the aggregate reductions to royalties under this Agreement reduce the royalties payable hereunder by more than [***] in any calendar quarter.

11.10 Royalty Payments and Reports; True-Up; Adjustments.

(a) All amounts payable to Unum pursuant to Section 11.9 will be paid in U.S. dollars within [***] days after the end of each calendar quarter with respect to Net Sales in such calendar quarter. Each payment of royalties due to Unum will be accompanied by a statement, on a country-by-country basis, of the amount of gross sales of Products in the Licensed Territory, as applicable, during the applicable calendar quarter, Net Sales in the Licensed Territory with respect to Products showing with reasonable specificity the aggregate deductions from gross sales provided for in the definition of Net Sales during such calendar quarter, and a calculation of the amount of royalty payment due on such sales for such calendar quarter.

(b) On a calendar quarterly basis during the Royalty Term, and to be reflected in such statement, SGI will perform a “true up” reconciliation (and will provide Unum with a written report of such reconciliation) of the deductions outlined in the definition of “Net Sales.” The reconciliation will be based on actual cash paid or credits issued plus an estimate for any remaining liabilities incurred related to the Products, but not yet paid. If the foregoing reconciliation report shows either an underpayment or an overpayment between the Parties, the Party owing payment to the other Party will pay the amount of the difference to the other Party within [***] days after the date of delivery of such report.

(c) Within [***] days after the expiration of the Royalty Term, SGI will perform a “true-up” reconciliation (and will provide Unum with a written report of such reconciliation) of the items comprising deductions from Net Sales. If the foregoing reconciliation report shows either an underpayment or an overpayment between the Parties, the Party owing payment to the other Party will pay the amount of the difference to the other Party within [***] days after the date of delivery of such report.

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11.11 Following Royalty Term. Upon expiration of the Royalty Term with respect to a Product in a country, the license granted to SGI with respect to the Product in such country will become non-exclusive, fully paid-up, perpetual, and irrevocable, and no royalties will be due thereafter with respect to Net Sales of the Product in such country.

11.12 Other Amounts Payable. Within [***] days after the end of each calendar quarter, each Party will invoice the other Party for any amounts owed by the other Party under this Agreement that are not otherwise accounted for in this Article 11, including Manufacturing Costs pursuant to Article 9 and Third Party Payments that are the responsibility of one Party or the other pursuant to Section 10.7. The owing Party will pay any undisputed amounts that have not been so offset within [***] days of receipt of the invoice, and any disputed amounts owed by a Party will be paid within [***] days of resolution of the dispute.

11.13 Taxes.

(a) Taxes on Income. Each Party will be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the collaborative efforts of the Parties under this Agreement.

(b) Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to minimize tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by one Party to the other Party under this Agreement. Without limiting the generality of the foregoing, the withholding Party will provide the paying Party any tax forms and other information that may be reasonably necessary in order for to lawfully avoid tax withholding. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.

(c) Payment of Tax. To the extent a Party is required by Applicable Law to deduct and withhold taxes on any payment made to the other Party, the withholding Party will pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to the paying Party an official tax certificate or other evidence of such withholding sufficient to enable the paying Party to claim such payment of taxes.

11.14 Blocked Currency. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued on Net Sales in that country will be paid in the equivalent amount in U.S. dollars.

11.15 Foreign Exchange. In the case of Net Sales made or expenses incurred by a Party and its Affiliates in currencies other than U.S. dollars, the rate of exchange to be used in computing the amount of U.S. dollars due will be as reported in The Wall Street Journal, Eastern Edition. The rate of exchange to be used in computing the amount of currency equivalent in U.S. dollars of Net Sales invoiced in other currencies will be calculated based on currency exchange rates for the calendar quarter for which

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remittance is made for royalties. For each month and each currency, such exchange rate will equal the rate of exchange used by the paying Party to calculate net sales in such Party’s external financial statements, in accordance with GAAP consistently applied during such calendar quarter. For purposes of calculating the Net Sales thresholds set forth in Section 11.8 and Section 11.9, the aggregate Net Sales with respect to each calendar quarter within a calendar year will be calculated based on the currency exchange rates for the calendar quarter in which such Net Sales occurred, in a manner consistent with the exchange rate procedures set forth in this Section 11.15.

11.16 Late Payments. If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest will thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of [***] above the prime rate as reported in The Wall Street Journal, Eastern Edition, or the maximum rate allowable by Applicable Law, whichever is less.

11.17 Financial Records; Audits. Each Party will maintain complete and accurate records in sufficient detail to permit the other Party to confirm the accuracy of the amount to be reimbursed, pursuant to this Article 11, with respect to Research Costs, Development Costs, Joint Commercialization Costs or other amounts to be reimbursed or shared hereunder incurred or generated (as applicable) by such Party, achievement of sales milestones, royalty payments and other compensation or reimbursement payable under this Agreement. Upon reasonable prior notice, such records will be open during regular business hours for a period of [***] from the creation of individual records for examination at the auditing Party’s expense, and not more often than once each calendar year, by an independent certified public accountant selected by the auditing Party and reasonably acceptable to the audited Party for the sole purpose of verifying for the auditing Party the accuracy of the financial statements or reports or sales milestone notices furnished by the audited Party pursuant to this Agreement or of any payments made, or required to be made, by or to the audited Party to the other pursuant to this Agreement. A Party may not audit the same period more than once. Any such auditor will not disclose the audited Party’s confidential information to the auditing Party, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by the audited Party or the amount of payments due by the audited Party under this Agreement. Any amounts shown to be owed but unpaid, or overpaid and in need of reimbursement, will be paid or refunded (as the case may be) within [***] days after the accountant’s report, plus interest (as set forth in Section 11.16) from the original due date (unless challenged in good faith by the audited Party, in which case any undisputed portion will be paid in accordance with the foregoing timetable, any dispute with respect to such challenge will be resolved in accordance with Article 17, any remaining disputed portion will be paid within [***] days after resolution of the dispute, and interest will not accrue with respect to the disputed portion during the period of time the dispute is being resolved). The auditing Party will bear the full cost of such audit unless such audit reveals an overpayment to, or an underpayment by, the audited Party that resulted from a discrepancy in a report that the audited Party provided to the other Party during the applicable audit period, which underpayment or overpayment was more than [***] of the amount set forth in such report, in which case the audited Party will bear the full cost of such audit.

11.18 Manner and Place of Payment. All payments owed under this Agreement will be made by wire transfer in immediately available funds to a bank and account designated in writing by Unum or SGI (as applicable), unless otherwise specified in writing by such Party.

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11.19 Rights Regarding Consolidation of Unum Financial Data. If, at any time during the Term of this Agreement, compliance with any term or condition of this Agreement would, in SGI’s reasonable opinion and with the concurrence of SGI’s independent auditors, require SGI to consolidate Unum within SGI’s financial statements in order to comply with GAAP, then upon SGI’s request, subject to SGI’s obligations under Article 15 regarding Unum Confidential Information, Unum will provide to SGI Unum’s unaudited quarterly consolidated financial statements, prepared in accordance with GAAP (i.e., balance sheet, income statement and statement of cash flows) within [***] days (or up to forty-five (45) days if extended pursuant to Section 11.10) after the end of each calendar quarter. In the event of any such consolidation, SGI will notify Unum in writing and will provide to Unum such information as Unum may require to comply with its accounting and reporting obligations under GAAP and Applicable Law arising from any such consolidation.

11.20 Cooperation. From time to time, representatives from the Parties respective finance departments will meet to discuss possible changes to the reporting processes described in this Article 11, including adjustments to applicable time-frames for reporting, necessary to allow each Party to comply with its external reporting obligations and Applicable Law. Each Party will consider the requests of the other Party in good faith.

ARTICLE 12

INTELLECTUAL PROPERTY

12.1 Background Technology. As between the Parties, (a) Unum will own all right, title and interest in and to the Unum Background Technology, and (b) SGI will own all right, title and interest in and to the SGI Background Technology.

12.2 Ownership and Inventorship.

(a) New Unum Core IP. As between the Parties, Unum will solely own all right, title and interest in and to any Program IP that constitutes inventions, discoveries, developments, improvements, modifications or enhancements relating to (i) Unum Background Technology, (ii) ACTR, ACTR T-cells and related technology (including [***] (including such claims that claim a [***], and claims for making and using the same, collectively “Product Claims”) (for clarity Product Claims include Product Specific Patents (as defined below)), and (iii) Product Specific Patents, and all right, title and interest thereto will automatically vest solely in Unum (collectively referred to herein as “Unum Core IP”). SGI, for itself and on behalf of its Affiliates and subcontractors, and employees, contractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Unum all right, title and interest in and to such Unum Core IP (unless already owned by Unum). SGI will cooperate, and will cause the foregoing persons and entities to cooperate, with Unum to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

(b) New SGI Core IP. As between the Parties, SGI will solely own all right, title and interest in and to any Program IP that constitutes inventions, discoveries, developments, improvements, modifications or enhancements relating (i) SGI Background Technology, (ii) the SGI Antibodies (other than Product Claims), (iii) SGI Background Know-How relating to tumor-specific Collaboration Antigens, and (iv) the SEA Technology, and all right, title and interest thereto will automatically vest solely in SGI (collectively referred to herein as “SGI Core IP”). Unum, for itself and on behalf of its Affiliates and subcontractors, and employees, contractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign),

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to SGI all right, title and interest in and to such SGI Core IP (unless already owned by SGI). Unum will cooperate, and will cause the foregoing persons and entities to cooperate, with SGI to effectuate and perfect the foregoing ownership, including by promptly executing and recording assignments and other documents consistent with such ownership.

(c) Program IP.

(i) Except as otherwise provided in Section 12.2(a) or Section 12.2(a), ownership of any Program IP created or conceived solely by or on behalf of a Party will be solely owned by such Party (together with rights owned by such Party pursuant to Section 12.2(a) or Section 12.2(a), rights described in this Section 12.2(c) are referred to herein as “Sole Program IP” for each Party), and if created or conceived jointly by or on behalf of the Parties will be jointly owned by the Parties (referred to herein as “Joint Program IP”). For clarity, Unum Core IP and SGI Core IP are not within the definition of Sole Program IP or Joint Program IP. Any Unum Core IP, or Sole Program IP or Joint Program IP in which Unum has an ownership interest will be “Unum Program IP”, and any SGI Core IP, or Sole Program IP or Joint Program IP in which SGI has an ownership interest, will be “SGI Program IP”, in each case regardless of any inventive contribution made by either Party, its Affiliates or subcontractors and their respective employees, consultants, contractors and agents.

(ii) Each Party has an undivided one-half interest in and to Joint Program IP. Each Party will exercise its ownership rights in and to such Joint Program IP, including the right to license and sublicense or otherwise to exploit, transfer or encumber its ownership interest, without an accounting or obligation to, or consent required from, the other Party, but subject to the licenses hereunder and the other terms and conditions of this Agreement. At the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint Program IP. Each Party, for itself and on behalf of its Affiliates, licensees and sublicensees, and employees, subcontractors, consultants and agents of any of the foregoing, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to the other Party a joint and undivided interest in and to all Joint Program IP.

(iii) Subject to the terms and conditions of this Agreement (including Section 12.5 and Section 12.6):

(A) Each Party will be solely responsible for the Prosecution and Maintenance, and the enforcement and defense, of any Patents within its Sole Program IP, and the other Party has no rights with respect thereto; and

(B) The Prosecution and Maintenance, and the enforcement and defense, of any Patents within Joint Program IP will be jointly managed by the Parties on mutually agreeable terms to be entered into by the Parties at the time any such Patents are first filed, and all recoveries and out-of-pocket costs and expenses arising from those activities, absent further agreement, will be (i) calculated as Development Costs in the Shared Territory, and (ii) will be shared equally in the Licensed Territory.

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(d) Inventorship. Inventorship determination for all Patents worldwide arising from any Program IP will be made in accordance with applicable United States patent laws.

12.3 Disclosure of Program IP. During the Term, Unum will promptly (and at least on a calendar quarterly basis) disclose to SGI any Unum Program IP created or conceived by or on behalf of Unum, and will provide such documentation regarding same as SGI may reasonably request, to the extent licensed to SGI under Section 10.1. During the Term, SGI will promptly (and at least on a calendar quarterly basis) disclose to Unum any SGI Program IP created or conceived by or on behalf of SGI, and will provide such documentation regarding same as Unum may reasonably request.

12.4 Joint Research Agreement. This Agreement will be understood to be a joint research agreement in accordance with 35 USC § 103(c)(3) to Research, Develop and Commercialize Research Candidates, Development Candidates and Products in the Territory, provided that neither Party will be required by this reference to have any Patent take advantage of or become subject to such § 103(c)(3) except in accordance with the provisions of this Agreement regarding Prosecution and Maintenance of such Patent.

12.5 Patent Prosecution and Maintenance

(a) Unum Prosecution and Maintenance.

(i) Unum has the sole right to Prosecute and Maintain the Unum Background Patents, and SGI has no rights with respect thereto.

(ii) Other than with respect to Product Specific Patents and Unum Program IP that constitutes Joint Program IP, Unum has the first right, at its sole expense, to Prosecute and Maintain Unum Program IP, provided that the Patent Costs attributable to Product Claims will be (A) treated as Development Costs in the Shared Territory, and (B) will be shared equally with SGI in the Licensed Territory. SGI will reimburse Unum for its share of any such Patent Costs upon Unum’s provision of receipts therefor (or such Patent Costs will be included as Development Costs if such Development Costs are then being calculated and reimbursed). Unum will regularly provide SGI with copies of all Patent applications within the Unum Program IP, and all other material submissions and correspondence with any Patent authorities regarding the foregoing, in sufficient time to allow for review and comment by SGI. In addition, Unum will provide SGI and its counsel with an opportunity to consult with Unum and its counsel regarding Prosecution and Maintenance of any of the foregoing and Unum will use reasonable efforts to address concerns raised by SGI with respect to the Prosecution and Maintenance of Patents that include Product Claims. Subject to the foregoing, in the event of any disagreement between Unum and SGI, Unum has the final decision-making authority with respect to the matter involved as long as Unum acts in good faith.

(iii) For any Patent within Unum Program IP having a specification that could reasonably support and enable a [***] in each case covering only a [***], the following will apply: to the extent not already being pursued by Unum and to the extent consistent with reasonable practices in the Prosecution and Maintenance of Patents generally, upon SGI’s reasonable written request and provided that Unum reasonably agrees with SGI that the following Prosecution and Maintenance activities would not materially harm any Patents within the Unum

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Program IP or Unum Background IP, Unum will file a U.S. continuation, continuation-in-part or divisional of such Patent seeking issuance of such composition-of-matter, method of manufacture or method-of-use claim scope (and no other claim scope) (each a “Product Specific Patent”). Each such Product Specific Patent will be and remain part of the “Unum Program IP” hereunder. If and at such time as SGI no longer has an exclusive license to all of the claim scope of any such Product Specific Patent, then such Product Specific Patent will no longer be treated as such hereunder (although it may remain part of the Unum Program IP). For any Product Specific Patents, Unum will regularly provide SGI with copies of all Patent applications within the Product Specific Patents, and all other material submissions and correspondence with any Patent authorities regarding the foregoing, in sufficient time to allow for review and comment by SGI. In addition, Unum will provide SGI and its counsel with an opportunity to consult with Unum and its counsel regarding Prosecution and Maintenance of Product Specific Patents and Unum will use reasonable efforts to address concerns raised by SGI. Subject to the foregoing, in the event of any disagreement between Unum and SGI relating to the Prosecution and Maintenance of Product Specific Patents, Unum has the final decision-making authority with respect to the matter involved as long as Unum acts in good faith.

(iv) SGI acknowledges and agrees that Unum may grant substantially similar rights to other exclusive Third Party licensees under any Unum Background Technology and Unum Program IP; provided that the rights of such Third Parties will be subject to the pre-existing rights of SGI.

(b) SGI Prosecution and Maintenance.

(i) SGI has the sole right to Prosecute and Maintain the SGI Background Patents, and Unum has no rights with respect thereto.

(ii) Other than with respect to SGI Program IP that constitutes Joint Program IP, SGI has the first right, at its sole expense, to Prosecute and Maintain SGI Program IP. SGI will regularly provide Unum with copies of all Patent applications within the SGI Program IP, and all other materials submissions and correspondence with any Patent authorities regarding the foregoing, in sufficient time to allow for review and comment by Unum. In addition, SGI will provide Unum and its counsel with an opportunity to consult with SGI and its counsel regarding Prosecution and Maintenance of any of the foregoing and SGI will use reasonable efforts to address concerns raised by Unum. Subject to the foregoing, in the event of any disagreement between SGI and Unum, SGI has the final decision-making authority with respect to the matter involved as long as SGI acts in good faith.

(c) Cooperation. Each Party will reasonably cooperate with the other Party in the Prosecution and Maintenance of the Patents for which it is responsible. Such cooperation will include promptly executing all documents, or requiring inventors, employees and consultants and agents of such Party and its Affiliates to execute all documents, as reasonable and appropriate so as to enable the Prosecution and Maintenance of any such Patents in any country.

(d) Patent Marking. Each Party will mark, and will cause its Affiliates to mark, all Products with all Unum Background Patents and SGI Background Patents and Patents within the Unum Program IP and SGI Program IP in accordance with the patent laws of the jurisdictions in which such Product is manufactured, used or sold.

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(e) Patent Extensions.

(i) After the Parties have submitted for Regulatory Approval of a Product, they will discuss and agree on a strategy for seeking, in Unum’s name if so required, patent term extensions, supplemental protection certificates and the like available under Applicable Law, including 35 U.S.C. § 156 and applicable foreign counterparts, (each, an “extension”) for Patents in the Program IP in the Shared Territory in relation to each Product.

(ii) SGI will have the right after it has submitted for Regulatory Approval of a Product, but not the obligation, to request permission from Unum to seek, in Unum’s name if so required, extensions for Patents in the Unum Program IP in each country in the Licensed Territory in relation to each Product. Unum agrees to grant SGI such permission on request.

(f) Patent Listings. Unum has the right, after consultation with SGI, to make all filings with Regulatory Authorities in the Shared Territory with respect to Unum Background Patents, SGI Background Patents and Patents within Unum Program IP or SGI Program IP, including as required or allowed in the Shared Territory, in the FDA’s Orange Book if in the future legislation employs the Orange Book for biologics, or its alternative. SGI has the sole right to make all filings with Regulatory Authorities in the Licensed Territory, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents. Each Party will (i) provide to the other Party all information, including a correct and complete list Unum Background Patents, SGI Background Patents and Patents within Unum Program IP or SGI Program IP (as applicable) to enable the other Party to make such filings with Regulatory Authorities with respect to such Patents as provided herein, and (ii) cooperate with the other Party’s reasonable requests in connection with Unum Background Patents, SGI Background Patents and Patents within Unum Program IP or SGI Program IP (as applicable), including meeting any submission deadlines, in each case ((i) and (ii)), to the extent required or permitted by Applicable Law.

12.6 Patent Enforcement and Defense.

(a) Notice. Each Party will notify the other Party in writing of any actual or suspected Competitive Infringement of any Product Claims by a Third Party, or of any claim of invalidity, unpatentability, unenforceability, or non-infringement of any Unum Background Patent, SGI Background Patent or Patent within the Program IP, and will, along with such notice, supply the other Party with any evidence in its Control pertaining thereto. For purposes of this Agreement, “Competitive Infringement” means, on a Product-by-Product basis, any allegedly infringing activity under any Unum Background Patent, SGI Background Patent or Patent within the Program IP with respect to the manufacture, use, sale, offer for sale or import of (i) such Product (or any Research Candidate or Development Candidate therefor), or (ii) an Alternative Product that has for clause (a) of the “Alternative Product” definition the same Collaboration Antigen as such Product and has for clause (b) of such definition (at least) an ACTR.

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(b) Enforcement and Defense of Competitive Infringement.

(i) As between the Parties, SGI has the first right, but not the obligation, to seek to abate any actual or suspected Competitive Infringement of any SGI Background Patent or Patent within the SGI Program IP by a Third Party, or to file suit against any such Third Party under any SGI Background Patent or Patent within the SGI Program IP for such Competitive Infringement. If SGI does not take steps to abate the any such Competitive Infringement, or file suit to enforce the SGI Background Patent or Patent within the SGI Program IP against such Third Party with respect to such Competitive Infringement, within a commercially reasonable time, Unum has the right (but not the obligation) to take action as follows: first, to enforce Patent within the SGI Program IP against such Third Party for such Competitive Infringement, and second, if there are no such Patents within the SGI Program IP the Competitive Infringement is continuing, then to enforce any SGI Background Patent against such Third Party for such Competitive Infringement. The controlling Party will pay all its Patent Costs incurred for such enforcement.

(ii) As between the Parties, Unum has the first right, but not the obligation, to seek to abate any actual or suspected Competitive Infringement of any Unum Background Patent or Patent within the Unum Program IP by a Third Party, or to file suit against any such Third Party under any Unum Background Patent or Patent within the Unum Program IP for such Competitive Infringement. If Unum does not take steps to abate the any such Competitive Infringement, or file suit to enforce the Unum Background Patent or Patent within the Unum Program IP against such Third Party with respect to such Competitive Infringement, within a commercially reasonable time, SGI has the right (but not the obligation) to take action as follows: first, to enforce Patent within the Unum Program IP against such Third Party for such Competitive Infringement, and second, if there are no such Patents within the Unum Program IP that reasonably allegedly are infringed by such Competitive Infringement, or after any failed enforcement of any such Patents within the Unum Program IP the Competitive Infringement is continuing, then to enforce any Unum Background Patent against such Third Party for such Competitive Infringement. The controlling Party will pay all its Patent Costs incurred for such enforcement.

(iii) Neither Party will exercise any of its enforcement rights under this Section 12.6(b) without first consulting with the other Party, provided (i) that this consultation requirement will not limit each Party’s rights under this Section 12.6(b), and (ii) the Parties will work to coordinate any enforcement in Share Territory.

(c) Defense.

(i) As between the Parties, SGI has the first right, but not the obligation, to defend against a declaratory judgment action or other action challenging any SGI Background Patent or Patent within the SGI Program IP, other than with respect to any defense of any SGI Background Patent or Patent within the SGI Program IP subject to (A) any counter-claims in any enforcement action, or (B) any action by a Third Party in response to an enforcement action brought by Unum pursuant to Section 12.6(b), which clause (A) or (B) defense will be controlled by Unum. If SGI does not take steps to defend within a commercially reasonable time, Unum has the right (but not the obligation) to defend any Patent within the SGI Program IP (but not any SGI Background Patent, except as provided above). Unum will not have any step-in right with respect to any such action regarding any SGI Background Patent, except as provided above.

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(ii) As between the Parties, Unum has the first right, but not the obligation, to defend against a declaratory judgment action or other action challenging any Unum Background Patent or Patent within the Unum Program IP, other than with respect to any defense of any Unum Background Patent or Patent within the Unum Program IP subject to (A) any counter-claims in any enforcement action, or (B) any action by a Third Party in response to an enforcement action brought by SGI pursuant to Section 12.6(b), which clause (A) or (B) defense will be controlled by SGI. If Unum does not take steps to defend within a commercially reasonable time, SGI has the right (but not the obligation) to defend any Patent within the Unum Program IP (but not any Unum Background Patent, except as provided above). SGI will not have any step-in right with respect to any such action regarding any Unum Background Patent, except as provided above.

(iii) The controlling Party will pay all its Patent Costs incurred for such defense.

(d) Withdrawal, Cooperation and Participation. With respect to any infringement or defensive action identified above in this Section 12.6:

(i) If the controlling Party ceases to pursue or withdraws from such action, it will notify the other Party and such other Party may substitute itself for the withdrawing Party and proceed under the terms and conditions of this Section 12.6(d).

(ii) The non-controlling Party will cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party), including (A) providing access to relevant documents and other evidence, (B) making its and its Affiliates and licensees and all of their respective employees, consultants and agents available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such action, and (C) if necessary, by being joined as a party, subject for this clause (C) to the controlling Party agreeing to indemnify such non-controlling Party for its involvement as a named party in such action and paying those Patent Costs incurred by such Party in connection with such joinder. The Party controlling any such action will keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

(iii) Each Party has the right to participate or otherwise be involved in any such action controlled by the other Party, in each case at the participating Party’s sole cost and expense. If a Party elects to so participate or be involved, the controlling Party will provide the participating Party and its counsel with an opportunity to consult with the controlling Party and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and the controlling Party will take into account reasonable requests of the participating Party.

(e) Settlement. SGI will not enter into any settlement of any claim described in this Section 12.6 that admits to the invalidity, unpatentability, narrowing of scope or unenforceability of the Patents that are the subject of the license grants under Section 10.1 and Section 10.2 or this Agreement in

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a manner or to an extent that limits the scope of rights granted under Section 10.1 and Section 10.2, incurs any financial liability on the part of Unum or requires an admission of liability, wrongdoing or fault on the part of Unum, in each case without Unum’s prior written consent. Unum will not enter into any settlement of any claim described in this Section 12.6 that admits to the invalidity, unpatentability, narrowing of scope or unenforceability of the Patents that are the subject of the license grants under Section 10.1 and Section 10.2 or this Agreement in a manner or to an extent that limits the scope of rights granted under Section 10.1 and Section 10.2, incurs any financial liability on the part of SGI or requires an admission of liability, wrongdoing or fault on the part of SGI, in each case without SGI’s prior written consent. If a Party has joined the legal action, it will consent to such settlement proposed by the other Party and execute any documents or take such actions necessary to effect a settlement that comports with the requirements of this Section 12.6(e).

(f) Damages. Unless otherwise agreed by the Parties, all monies recovered upon the final judgment or settlement of any action described in Section 12.6(b), or any action described in Section 12.6(c), will be used: (i) first, to reimburse each of the Parties on a pro rata basis for each of their out-of-pocket costs and expenses relating to the action; and (ii) second, [***] to the controlling Party and [***] to the other Party.

(g) Other Patents. Other than as provided under Section 12.2(c) and Section 12.6, Unum has the sole right to enforce and defend (i) the Patents within the Unum Program IP and (ii) the Unum Background Patents, and SGI has no rights with respect thereto. SGI has the sole right to enforce and defend (i) the Patents within the SGI Program IP other than the SGI Program IP that constitutes Joint Program IP and (ii) the SGI Background Patents, and Unum has no rights with respect thereto.

12.7 Personnel Obligations. Prior to beginning work under this Agreement relating to any Research, Development or Commercialization of a Research Candidate, Development Candidate or Product, each employee, agent or independent contractor of SGI or Unum or of either Party’s respective Affiliates will be bound by non-disclosure and invention assignment obligations which are consistent with the obligations of SGI or Unum, as appropriate, in this Article 12, to the extent permitted by Applicable Law, including: (a) promptly reporting any invention, discovery, process or other intellectual property right; (b) assigning to SGI or Unum, as appropriate, all of his or her right, title and interest in and to any invention, discovery, process or other intellectual property right; (c) in the case of employees, agents, or independent contractors working in the United States, taking actions reasonably necessary to secure patent protection; (d) performing all acts and signing, executing, acknowledging and delivering any and all documents required for effecting the obligations and purposes of this Agreement; and (e) abiding by the obligations of confidentiality and non-use set forth in Article 15. It is understood and agreed that such non-disclosure and invention assignment agreement need not reference or be specific to this Agreement.

12.8 Trademarks. The Parties will be jointly responsible for the selection, registration, maintenance and defense of all trademarks for use in connection with the sale or marketing of Products in the Shared Territory (the “Marks”). The fees and expenses incurred in connection therewith for Marks applicable to Products in the Licensed Territory will be the responsibility of SGI, and the Trademark Costs in the Shared Territory will be deemed Joint Commercialization Costs. All uses of the Marks in the Shared Territory will be reviewed by the JCC and will comply with Applicable Law (including those laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries). Neither Party will, without the other Party’s prior written consent, use any trademarks or house marks of the other Party (including the other Party’s corporate name), or marks confusingly similar

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thereto, in connection with such Party’s marketing or promotion of Products under this Agreement, except as may be expressly authorized in connection with activities under Section 8.3 or any Co-Promotion Agreement and except to the extent required to comply with Applicable Law. Unum will own all Marks relating to “ACTR” or “ACTR T-cells” (collectively, the “ACTR Marks”) in the Territory. Other than the ACTR Marks, the Lead Commercializing Party will own all Marks with respect to the applicable Products in the Shared Territory. Other than the ACTR Marks, SGI will own all Marks with respect to the Products in the Licensed Territory.

12.9 Confirmatory Patent Licenses. Each Party will, if so requested by the other Party, promptly enter into confirmatory license agreements, in a form consistent with the terms of this Agreement and reasonably acceptable to the Parties, for purposes of recording the licenses granted under this Agreement with such patent offices in the Territory as such Party reasonably considers appropriate. Unum will bear any filing costs and any costs of outside counsel or experts required with respect to such recordations in the Shared Territory. SGI will bear any filing costs and any costs of outside counsel or experts required with respect to such recordations in the Licensed Territory.

ARTICLE 13

REPRESENTATIONS AND WARRANTIES

13.1 Mutual Representations and Warranties. Each Party hereby represents and warrants as of the Effective Date, and covenants (as applicable) to the other Party as follows:

(a) Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b) Authority and Binding Agreement. (i) It has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c) No Conflict. It is not a party to, and, during the Term, will not enter into, any agreement that would prevent it from granting the rights or exclusivity granted or intended to be granted to the other Party under this Agreement or performing its obligations under this Agreement.

(d) No Debarment. Such Party is not debarred, has not been convicted, and is not subject to debarment or conviction pursuant to Section 306 of the FD&C Act. In the course of the Development of Development Candidates or Products, such Party has not used prior to the Effective Date and will not use, during the Term, any employee, agent or independent contractor who has been debarred by any Regulatory Authority, or, to the best of such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority or has been convicted pursuant to Section 306 of the FD&C Act.

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(e) Existing In-Licenses. (a) Each SGI Existing In-License or Unum Existing In-License (as the case may be) is in full force and effect; (b) such Party is not, and is not aware that either it or the other party to a SGI Existing In-License or Unum Existing In-License (as the case may be) is, in breach of any provision of such agreement; and (c) such Party is not aware of any information or circumstance that could give rise to a bona fide allegation that such Party is in breach of a SGI Existing In-License or Unum Existing In-License (as the case may be) or otherwise give the other party to such agreement a right to terminate. Each Party hereby covenants and agrees that during the Term (i) it will use commercially reasonable efforts to maintain each SGI Existing In-License or Unum Existing In-License (as the case may be) in full force and effect; (ii) not consent to any amendment or modification or termination of a SGI Existing In-License or Unum Existing In-License (as the case may be) that would impose additional monetary obligations on the other Party or materially and adversely affect the rights granted to the other Party hereunder without the prior written permission of the other Party, such permission not to be unreasonably withheld, conditioned or delayed; and (iii) it will promptly advise the other Party of any notice of a breach or intent to terminate any SGI Existing In-License or Unum Existing In-License (as the case may be) that it receives, and to the extent permitted under the SGI Existing In-License or Unum Existing In-License (as the case may be), the other Party will have the right but not the obligation to cure any such breach.

13.2 Representations and Warranties by Unum. Unum hereby represents and warrants to SGI, as of the Effective Date, as follows:

(a) Title; Encumbrances. Unum owns or has a valid right to use the Unum Background Technology existing as of the Effective Date, including the Patents listed on Exhibit F, provided, however, that the foregoing will not constitute a representation or warranty of non-infringement of a Third Party’s intellectual property rights. Unum has the right to grant the licenses to SGI as purported to be granted pursuant to this Agreement. Neither Unum nor any of its Affiliates has entered into any agreement granting any right, interest or claim in or to, any Unum Background Patents or Unum Background Know-How to any Third Party that would conflict with the licenses to SGI as purported to be granted pursuant to this Agreement.

(b) Recordation. Unum has properly recorded in the relevant United States and foreign patent offices the assignments, or other necessary documents, supporting its legal title to the Unum Background Patents.

(c) Notice of Infringement or Misappropriation. Unum has not received any written notice from any Third Party asserting or alleging that any research, development, use, manufacture, sale, offer for sale or importation of ACTR T-cells by Unum has infringed or misappropriated, or would infringe or misappropriate, the intellectual property rights of any Third Party.

(d) No Proceedings. There are no pending, and to Unum’s knowledge there are no threatened, actions, claims, demands, suits, proceedings, arbitrations, grievances, citations, summonses, subpoenas, inquiries or investigations of any nature, civil, criminal, regulatory or otherwise, in law or in equity, against Unum or any of its Affiliates or, to the knowledge of Unum, pending or threatened against any Third Party, in each case involving the Unum Background Technology, or relating to the transactions contemplated by this Agreement.

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(e) Third-Party Activities. To Unum’s knowledge, there are no activities by Third Parties that would constitute infringement or misappropriation of the Unum Background Technology (in the case of pending claims, evaluating them as if issued).

(f) No Misappropriation. To the knowledge of Unum, the conception and reduction to practice of any inventions and the use or development of any other Know-How within the Unum Background Technology have not constituted or involved the misappropriation of trade secrets or other rights or property of any Third Party.

13.3 Other Covenants by Unum.

(a) No Transfer of Title. Unum covenants and agrees that from the Effective Date until the expiration of the Term, neither it nor its Affiliates will enter into any agreement with any Third Party, whether written or oral, with respect to, or otherwise assign, transfer, license, or convey its right, title or interest in or to, the Unum Background Technology, in each case, that is in conflict with the rights granted by Unum to SGI under this Agreement or that would prevent Unum from performing its obligations under this Agreement.

13.4 Representations and Warranties by SGI. SGI hereby represents and warrants to Unum, as of the Effective Date, as follows:

(a) Title; Encumbrances. SGI owns or has a valid right to use the SGI Background Technology existing as of the Effective Date, including the Patents listed on Exhibit G, provided, however, that the foregoing will not constitute a representation or warranty of non-infringement of a Third Party’s intellectual property rights. SGI has the right to grant the licenses to Unum as purported to be granted pursuant to this Agreement. Neither SGI nor any of its Affiliates has entered into any agreement granting any right, interest or claim in or to, any SGI Background Patents or SGI Background Know-How to any Third Party that would conflict with the licenses to Unum as purported to be granted pursuant to this Agreement.

(b) Recordation. SGI has properly recorded in the relevant United States and foreign patent offices the assignments, or other necessary documents, supporting its legal title to the SGI Background Patents.

(c) Notice of Infringement or Misappropriation. SGI has not received any written notice from any Third Party asserting or alleging that any research, development, use, manufacture, sale, offer for sale or importation of SGI Antibodies by SGI has infringed or misappropriated, or would infringe or misappropriate, the intellectual property rights of any Third Party.

(d) No Proceedings. Except as otherwise disclosed, there are no pending, and to SGI’s knowledge there are no threatened, actions, claims, demands, suits, proceedings, arbitrations, grievances, citations, summonses, subpoenas, inquiries or investigations of any nature, civil, criminal, regulatory or otherwise, in law or in equity, against SGI or any of its Affiliates or, to the knowledge of SGI, pending or threatened against any Third Party, in each case involving the SGI Background Technology, or relating to the transactions contemplated by this Agreement.

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(e) Third-Party Activities. To SGI’s knowledge, there are no activities by Third Parties that would constitute infringement or misappropriation of the SGI Background Technology (in the case of pending claims, evaluating them as if issued).

(f) No Misappropriation. To the knowledge of SGI, the conception and reduction to practice of any inventions and the use or development of any other Know-How within the SGI Background Technology have not constituted or involved the misappropriation of trade secrets or other rights or property of any Third Party.

13.5 Other Covenants by SGI.

(a) No Transfer of Title. SGI covenants and agrees that from the Effective Date until the expiration of the Term, neither it nor its Affiliates will enter into any agreement with any Third Party, whether written or oral, with respect to, or otherwise assign, transfer, license, or convey its right, title or interest in or to, the SGI Background Technology, in each case, that is in conflict with the rights granted by SGI to Unum under this Agreement or that would prevent SGI from performing its obligations under this Agreement.

13.6 Disclaimer. Unum makes no representations or warranties except as set forth in this Article 13 concerning the Unum Background Technology, and SGI makes no representations or warranties except as set forth in this Article 13 concerning the SGI Background Technology.

13.7 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS Article 13, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 14

INDEMNIFICATION

14.1 Indemnification by Unum. Unum will defend, indemnify, and hold harmless SGI, its Affiliates, subcontractors, distributors, licensees and sublicensees, and each of their respective officers, directors, employees, and agents (the “SGI Indemnitees”) from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such SGI Indemnitees (collectively, “SGI Damages”), all to the extent resulting from any claims, suits, proceedings or causes of action brought by such Third Party (“SGI Claims”) against such SGI Indemnitee that arise from or are based on: (a) a breach of any of Unum’s representations, warranties and obligations under this Agreement; (b) the willful misconduct or grossly negligent acts of Unum, its Affiliates, or subcontractors (excluding SGI, its Affiliates, and subcontractors as licensees or sublicensees of Unum hereunder), or the officers, directors, employees, or agents of Unum or its Affiliates, or subcontractors sublicensees; or (c) any violation of Applicable Law by Unum, its Affiliates, or subcontractors (excluding SGI, its Affiliates, and subcontractors as licensees or sublicensees of Unum hereunder), or the officers, directors, employees, or agents of Unum or its Affiliates or subcontractors; excluding, in each case ((a), (b) and (c)), any damages or other amounts for which SGI has an obligation to indemnify any Unum Indemnitee pursuant to Section 14.2.

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14.2 Indemnification by SGI. SGI will defend, indemnify, and hold harmless Unum, its Affiliates, subcontractors, distributors, licensees and sublicensees, and each of their respective officers, directors, employees, and agents, (the “Unum Indemnitees”) from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Unum Indemnitees (collectively, “Unum Damages”), all to the extent resulting from any claims, suits, proceedings or causes of action brought by such Third Party (collectively, “Unum Claims”) against such Unum Indemnitee that arise from or are based on: (a) a breach of any of SGI’s representations, warranties, and obligations under this Agreement; (b) the willful misconduct or grossly negligent acts of SGI or its Affiliates or subcontractors (excluding Unum, its Affiliates, and subcontractors as licensees or sublicensees of SGI hereunder), or the officers, directors, employees, or agents of SGI or its Affiliates or subcontractors; or (c) any violation of Applicable Law by SGI, its Affiliates or subcontractors (excluding Unum, its Affiliates, and subcontractors as licensees or sublicensees of SGI hereunder), or the officers, directors, employees, or agents of SGI or its Affiliates or subcontractors; excluding, in each case ((a), (b), and (c), any damages or other amounts for which Unum has an obligation to indemnify any SGI Indemnitee pursuant to Section 14.1.

14.3 Indemnification Procedures. The Party claiming indemnity under this Article 14 (the “Indemnified Party”) will give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the claim, suit, proceeding or cause of action for which indemnity is being sought (“Claim”). The Indemnifying Party’s obligation to defend, indemnify, and hold harmless pursuant to Section 14.1, Section 14.2 or Section 14.3, as applicable, will be reduced to the extent the Indemnified Party’s delay in providing notification pursuant to the previous sentence results in prejudice to the Indemnifying Party. At its option, the Indemnifying Party may assume the defense of any Claim for which indemnity is being sought by giving written notice to the Indemnified Party within [***] days after receipt of the notice of the Claim. The assumption of defense of the Claim will not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Indemnified Party in respect of the Claim, nor will it constitute waiver by the Indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. The Indemnified Party will provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party has the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party will not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, conditioned or delayed, unless the settlement involves only the payment of money. The Indemnified Party will not settle any such Claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnified Party reserves any right it may have under this Article 14 to obtain indemnification from the Indemnified Party.

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14.4 Certain Third Party Claims Related to Products in the Shared Territory. The Parties will share in any Shared Program Damages. With respect to any Shared Program Damages incurred by a Party (or any of its Indemnified Persons) during the Term, such Shared Program Damages will be deemed to constitute (and will be included in) Development Costs or Joint Commercialization Costs, as applicable (and the Parties will cooperate in good faith to allocate such amount(s) to the appropriate cost category). After the Term, any Shared Program Damages will continue to be shared with [***] borne by SGI [***] borne by Unum, and the Party (or any of its Indemnified Persons) that has incurred such Shared Program Damages will be reimbursed by the other Party [***] where the bearing Party is Unum and [***] where the bearing Party is SGI no later than [***] days after receipt of reasonable documentation evidencing such amounts. If either Party receives notice of a Third Party claim that arises from or is based on any Shared Program Activities, such Party will inform the other Party in writing as soon as reasonably practicable, and the Parties will discuss a strategy on how to defend against such Third Party claim.

14.5 Limitation of Liability. NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT OR ANY TORT CLAIMS ARISING HEREUNDER, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 14.5 IS INTENDED TO OR WILL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 14.1, SECTION 14.2 OR SECTION 14.4, (B) DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER Article 15, OR (C) DAMAGES AVAILABLE IN THE CASE OF A PARTY’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

14.6 Insurance. During the Term, each Party will procure and maintain insurance, including clinical trial liability and product liability insurance, with respect to its activities hereunder at all times during which any Product is being clinically tested in human subjects or commercially distributed or sold. It is understood that such insurance will not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 14. Each Party will provide the other with written evidence of such insurance upon request. Each Party will provide the other with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

ARTICLE 15

CONFIDENTIALITY

15.1 Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, during the Term and for [***] thereafter, it will, and will cause its Affiliates, to keep confidential and not publish or otherwise disclose to any Third Party, and not use for any purpose other than as provided for in this Agreement or any Ancillary Agreement, any Confidential Information of the other Party or any of its Affiliates, provided that each Party and its Affiliates may disclose the Confidential Information of the other Party or its Affiliates to the receiving Party’s and its Affiliates’ officers, directors, employees and agents who in each case are bound by commercially reasonable obligations of confidentiality with respect to the use and disclosure of such Confidential Information. Notwithstanding the foregoing, Confidential Information of a Party or its Affiliate will exclude that portion of such information or materials that the receiving Party (or the receiving Party’s Affiliate) can demonstrate by competent written proof:

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(a) was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any wrongful act, fault, or negligence of the receiving Party;

(d) is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or

(e) is independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

The Parties acknowledge that Confidential Information has been provided by the Parties to each other prior to the Effective Date pursuant to the Existing Confidentiality Agreement. The Parties agree that as of the Effective Date, all such Confidential Information will be protected by the terms and conditions of this Agreement, which will replace those of such Existing Confidentiality Agreement.

15.2 Authorized Disclosure of Confidential Information. Notwithstanding Section 15.1, each Party may disclose Confidential Information to the extent such disclosure is reasonably necessary in the following situations:

(a) filing or prosecuting Patents in accordance with Article 12;

(b) regulatory filings and other filings with Governmental Authorities (including Regulatory Authorities), including filings with the SEC or FDA, with respect to a Product as permitted hereunder;

(c) responding to a valid order of a court of competent jurisdiction or other competent authority; provided that the receiving Party will first have given to the disclosing Party notice and a reasonable opportunity to quash the order or obtain a protective order requiring that the Confidential Information be held in confidence or used only for the purpose for which the order was issued; and provided further that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed will be limited to the information that is legally required to be disclosed;

(d) complying with Applicable Law, including regulations promulgated by securities exchanges;

(e) disclosure to its Affiliates and Third Parties only on a need-to-know basis and solely in connection with the performance by the disclosing Party of its obligations or the exercise of its rights under this Agreement (including with respect to Research, Development, Manufacturing and Commercialization of Research Candidates, Development Candidates and Products), provided that each disclosee, prior to any such disclosure, must be bound by obligations of confidentiality and non-use at least as equivalent in scope as those set forth in Section 15.1 and this Section 15.2;

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(f) disclosure of the terms of this Agreement or any Ancillary Agreement to any bona fide potential or actual investor, investment banker, acquirer, merger partner, licensee, collaborator or other potential or actual financial partner; provided that each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as those set forth in Section 15.1 and this Section 15.2 prior to any such disclosure, except that, where the disclosee is an investor, investment banker or financial partner, such disclosee will only need to be bound by commercially reasonable confidential terms; and

(g) disclosure of any results of Research or Development or status reports to any bona fide potential or actual investor, investment banker, acquirer, merger partner, licensee, collaborator or other potential or actual financial partner; provided that each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as those set forth in Section 15.1 and this Section 15.2 prior to any such disclosure, except that, where the disclosee is an investor, investment banker or financial partner, such disclosee will only need to be bound by commercially reasonable confidential terms.

Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 15.2(a), Section 15.2(b), Section 15.2(c) or Section 15.2(d), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use reasonable efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

15.3 Terms of Agreement.

(a) The Parties agree that the material terms of this Agreement and any Ancillary Agreements are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 15.3 and Section 15.4. The Parties have agreed to make a joint public announcement of the execution of this Agreement substantially in the form of the press release attached as Exhibit H on or within two (2) Business Days after the Effective Date.

(b) After release of such press release, if either Party or any of its Affiliates desires to make a press release or other similar public announcement concerning the material terms of this Agreement or any activities under this Agreement, such Party will give reasonable prior advance notice of the proposed text of such press release or announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, conditioned or delayed, except that, subject to Section 15.4(c), in the case of a press release or governmental filing required by law, the disclosing Party will provide the other Party with such advance notice as it reasonably can and will not be required to obtain approval therefor. A Party commenting on such a proposed press release or announcement will provide its comments, if any, within five (5) Business Days after receiving the press release for review. Each Party has the right to issue a press release announcing the achievement of each milestone under this Agreement as it is achieved, and the achievements of Regulatory Approvals as they occur, subject only to the review procedure set forth in the preceding sentence. In relation to a Party’s review of such a proposed press release or announcement, the Party may make specific, reasonable comments on such proposed press release or announcement within the prescribed time for commentary, but will not withhold its approval to disclosure of any information that is required by Applicable Law to be disclosed. Neither Party will be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that have already been publicly disclosed by such Party or such Party’s Affiliate, or by the other Party or any of its Affiliates, in accordance with this Section 15.3.

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(c) The Parties acknowledge that either or both Parties may be obligated to make a filing (including to file a copy of this Agreement) with the SEC or other Governmental Authorities (including upon a proposed initial public offering for Unum). Each Party will be entitled to make such a required filing, provided that it will (i) submit in connection with such filing the redacted copy of this Agreement in a form mutually agreed to by the Parties (the “Redacted Agreement”), (ii) request, and use commercially reasonable efforts consistent with Applicable Laws to obtain, confidential treatment of all terms redacted from this Agreement, as reflected in the Redacted Agreement, for a period of at least[***], (iii) promptly deliver to the other Party any written correspondence received by it or its representatives from such Governmental Authority with respect to such confidential treatment request and promptly advise the other Party of any other material communications between it or its representatives with such Governmental Authority with respect to such confidential treatment request, (iv) upon the written request of the other Party, if legally justifiable, request an appropriate extension of the term of the confidential treatment period, and (v) if such Governmental Authority requests any changes to the redactions set forth in the Redacted Agreement, use commercially reasonable efforts consistent with Applicable Laws to support the redactions in the Redacted Agreement as originally filed and not agree to any changes to the Redacted Agreement without, to the extent practical, first discussing such changes with the other Party and taking the other Party’s comments into consideration when deciding whether to agree to such changes (provided that a Party will only be required to make such efforts to support such redactions once). Each Party will be responsible for its own legal and other external costs in connection with any such filing, registration or notification.

15.4 Public Disclosures of Data. Neither Party nor any of its Affiliates will, except as may be required by Applicable Law in the reasonable judgment of such Party or its Affiliates and its or their counsel, publicly disclose data or results of Research or Development that have not already been publicly disclosed with respect to any Product (whether conducted prior to or during the Term of this Agreement), except as provided in this Section 15.4.

(a) Press Releases. The Parties will coordinate to issue a joint press release covering the top line results of all material Clinical Trials as quickly as possible following finalization and receipt of such results. Either Party desiring to make such a joint press release will notify the other Party of its intent no later than three (3) Business Days prior to the proposed release date and include with such notice a copy of the proposed press release for such other Party to comment and for the content of such press releases to be determined by mutual agreement of the Parties. If either Party believes disclosure of such results should be deferred to an upcoming scientific or medical conference, the Parties will confer diligently and in good faith to attempt to reach agreement on that point.

(b) Scientific and Medical Conferences. All presentations of such data and results relating to Research Candidates, Development Candidates and Products at scientific and medical conferences will be by mutual agreement of the Parties.

(c) Publications. Publications of such data and results relating to Research Candidates, Development Candidates and Products in peer-reviewed journals (“Publications”) will be made only pursuant to this Section 15.4(c). The Party proposing a Publication will provide the other

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Party the opportunity to review the proposed Publication at least [***] days prior to its intended submission for publication. If the other Party offers no comments on the Publication, the submitting Party may submit the Publication [***] days after it provided the Publication to the reviewing Party (or earlier, with the written consent of the reviewing Party). The submitting Party will consider the comments of the reviewing Party in good faith. If the Parties are unable to agree upon any aspect of the Publication, including its form, content, timing (including with respect to additional time required for seeking patent protection for inventions disclosed in the Publication), or proposed medium of publication, either Party may refer the dispute to the JDC, which will resolve the dispute in accordance with Section 4.3(d) in the best interests of the Development and Commercialization of the Development Candidates and Products and in a manner designed to the extent possible to enable each Party to comply with its publication policies, provided that Unum has a veto right to the extent the proposed publication raises an ACTR Matter. The submitting Party will provide the other Party a copy of the Publication at the time of the submission. Notwithstanding the foregoing, the JDC will not have the right to authorize the Publication of either Party’s Confidential Information without such Party’s consent, except that this restriction will not restrict the JDC from authorizing any Publication of any Clinical Trial results. Each Party agrees to acknowledge the contributions of the other Party, and the employees of the other Party, in all Publications as scientifically appropriate. Once Publications have been reviewed by each Party and have been approved for publication, the same Publications do not have to be provided again to the other Party for review for a later submission for publication. Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties. For the avoidance of doubt, the foregoing requirements and restrictions will not apply with respect to either Party’s proposed publication of results of any work performed (i) following the expiration or termination of the Term, or (ii) with respect to any Reversion Product.

ARTICLE 16

TERM AND TERMINATION

16.1 Term. This Agreement will become effective on the Effective Date and, unless earlier terminated pursuant to this Article 16, will expire (a) on a Product-by-Product and country-by-country basis, (i) in the Shared Territory, on the date on which neither Party is Researching, Developing or Commercializing such Product (or any Research Candidate or Development Candidate therefor), and (ii) in the Licensed Territory, at the end of the applicable Royalty Term for such Product, and (b) on a Reversion Product-by-Reversion Product and country-by-country basis, until such time as no further payments are owed by the Continuing Party to the Opt-Out Party for such Reversion Product in such country (the last such period, the “Term”).

16.2 Termination for IP Challenge. Either Party has the right to terminate this Agreement upon written notice to the other Party in the event that the other Party or any of its Affiliates directly or indirectly challenges in a legal or administrative proceeding the patentability, enforceability or validity of any Unum Background Patents or Patents within the Unum Program IP or the SGI Background Patents or Patents within the SGI Program IP, as the case may be; provided that (i) this Section 16.2 will not apply to any such proceeding involving any Third Party who becomes an Affiliate of a Party hereunder if such proceeding was initiated at least [***] before the signing of the definitive document(s) whereby such Third Party becomes such an Affiliate, and (ii) if initiated within any such three-month period, this Section 16.2 will not apply to such proceeding if such proceeding is terminated within [***]days of such Third Party becoming an Affiliate of such Party.

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16.3 Termination by Either Party for Breach or Insolvency.

(a) Termination for Material Breach.

(i) Material Breach. Unum has the right to terminate this Agreement upon written notice to SGI if SGI materially breaches its obligations under this Agreement and, after receiving written notice from Unum identifying such material breach by SGI in reasonable detail, fails to cure such material breach within ninety (90) days from the date of such notice (or within [***] days from the date of such notice in the event such material breach is solely based upon SGI’s failure to pay any amounts due Unum hereunder). SGI has the right to terminate this Agreement upon written notice to Unum if Unum materially breaches its obligations under this Agreement and, after receiving written notice from SGI identifying such material breach by Unum in reasonable detail, fails to cure such material breach within [***] days from the date of such notice (or within [***] days from the date of such notice in the event such material breach is solely based upon Unum’s failure to pay any amounts due SGI hereunder).

(ii) Disputed Breach. If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 16.3(a)(i), and such alleged breaching Party provides the other Party notice of such dispute within such [***] day or [***] day period, as applicable, then the non-breaching Party will not have the right to terminate this Agreement under Section 16.3(a)(i) unless and until an arbitrator, in accordance with Article 17, has determined that the alleged breaching Party has materially breached this Agreement and that such Party fails to cure such breach within [***] days following such arbitrator’s decision (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within [***] days following such arbitrator’s decision). The arbitrator’s decision will include a description of what is required to cure such breach. It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement will remain in effect.

(iii) Disfavored Remedy. The Parties agree that termination pursuant to Section 16.3(a) is a remedy to be invoked only if the breach cannot be adequately remedied through a combination of specific performance and the payment of money damages.

(iv) Alternative to Termination Under Section 16.3(a). If a non-breaching Party has the right to terminate this Agreement under this Section 16.3(a) (including expiration of all applicable cure periods thereunder), and if the breach giving rise to such termination right cannot be adequately remedied through a combination of specific performance and the payment of money damages as contemplated by Section 16.3(a)(iii), in lieu of exercising such termination right, the non-breaching Party may elect once per Development Compound and associated Product by written notice to the breaching Party before the end of such applicable cure period to have this Agreement continue in full force and effect and instead have, starting immediately after the end of such applicable cure period, any future milestone payments and the applicable royalty rates due under this Agreement by such non-breaching Party be reduced by one third (1/3), provided that such reduction will not apply if such future milestone payments and royalty rates have already been previously reduced pursuant to this Section 16.3(a)(iv). For clarity, this Section 16.3(a)(iv) is a non-cumulative remedy, but if elected, would be considered in connection with any claim, order for specific performance or award of money damages relating to any such breach.

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(b) Termination for Insolvency. If, at any time during the Term (i) a case is commenced by or against either Party under Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States (the “Bankruptcy Code”) and, in the event of an involuntary case under the Bankruptcy Code, such case is not dismissed within [***] days after the commencement thereof, (ii) either Party files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (iii) either Party assigns all or a substantial portion of its assets for the benefit of creditors, (iv) a receiver or custodian is appointed for either Party’s business, or (v) a substantial portion of either Party’s business is subject to attachment or similar process; then, in any such case ((i), (ii), (iii), (iv) or (v)), the other Party may terminate this Agreement upon written notice to the extent permitted under Applicable Law.

16.4 Phase 1 ACTR+rituximab Clinical Trials. Unum will promptly provide SGI with all safety data generated with respect to (a) the product candidate in the Existing Phase 1 Clinical Trial and all correspondence to and from any Regulatory Authority regarding such product candidate, and (b) the product candidate in the First Viral Phase 1 Clinical Trial and all correspondence to and from any Regulatory Authority regarding such product candidate, in each case, for clauses (a) and (b), if and to the extent (i) Unum has access to such data and correspondence and (ii) Unum has the right to use, and disclose such data and correspondence to SGI. All such data and related information will be the Confidential Information of Unum. The Alliance Managers will then schedule a meeting of the JSC as soon as reasonably practicable after completion of the Existing Phase 1 Clinical Trial or earlier, if requested by a Party. SGI will have the right to terminate this Agreement within [***] days after the date of such JSC meeting if, in the reasonable option of SGI’s senior management, the Research, Development or Commercialization of all Development Candidates and associated Products must be terminated for Safety Reasons. If SGI terminates this Agreement pursuant to this Section 16.4, then any obligation of SGI to continue to supply SGI Antibodies or of Unum to supply ACTR T-cells, or for either Party to otherwise facilitate the continued Research, Development and Commercialization of Development Candidates and associated Products, under Section 16.6(a) will be of no force or effect. For clarity, Unum may challenge any such termination as an Arbitral Matter under Article 17.

16.5 Safety Reasons.

(a) SGI will have the right to terminate this Agreement upon ninety (90) days prior written notice to Unum with an explanation contained therein if, in the reasonable opinion of SGI’s senior management, the Research, Development or Commercialization of all Development Candidates and associated Products must be terminated for Safety Reasons attributable to ACTR T-cells. If SGI terminates this Agreement pursuant to this Section 16.5(a), then any obligation of SGI to continue to supply SGI Antibodies or of Unum to supply ACTR T-cells, or for either Party to otherwise facilitate the continued Development and Commercialization of Development Candidates and associated Products, under Section 16.6(a) will be of no force or effect. For clarity, Unum may challenge any such termination as an Arbitral Matter under Article 17; provided that the applicable Clinical Trial will be suspended pending the resolution of such challenge.

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(b) Each Party will have the right to terminate this Agreement on a Product-by-Product basis with respect to such Product upon [***] written notice to the other Party with an explanation contained therein if, in the reasonable opinion of such Party’s senior management, the Research, Development or Commercialization of any Development Candidate and associated Product must be terminated for Safety Reasons. If a Party terminates this Agreement pursuant to this Section 16.5(b), then any obligation of SGI to continue to supply SGI Antibodies or of Unum to supply ACTR T-cells, or for either Party to otherwise facilitate the continued Development and Commercialization of such Development Candidate and associated Product, under Section 16.6(a) will be of no force or effect. For clarity, either Party may challenge any such termination as an Arbitral Matter under Article 17; provided that the applicable Clinical Trial will be suspended pending the resolution of such challenge.

16.6 Effects of Termination of this Agreement. The following will apply in the event of (1) a termination of this Agreement in full or (2) in the event of a termination with respect to a Development Candidate or Product, on a Development Candidate-by-Development Candidate or Product-by-Product basis, with respect to such Development Candidate or Product but not any other Development Candidate or Product. For clarity, any termination of this Agreement with respect to a Product or Development Candidate will result in the termination of the applicable Collaboration Antigen.

(a) Wind-down Period.

(i) Following the termination of this Agreement for any reason each Party will be responsible for an orderly wind-down of this Agreement with respect to such Research Candidate, Development Candidate, Product or Reversion Product (as applicable), in accordance with accepted pharmaceutical industry norms and ethical practices, including any then on-going Clinical Trials hereunder with respect to such Research Candidate, Development Candidate, Product or Reversion Product (as applicable). The Parties will endeavor to effect any such wind-down as expeditiously as possible and subject to Applicable Law and taking in account the then-current applicable Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan. In such circumstances, each Party will also continue to bear its share of all Research Costs, Development Costs and Joint Commercialization Costs incurred during any such wind-down period, as well as all committed or otherwise non-cancellable Research Costs, Development Costs and Joint Commercialization Costs for any activities agreed to by the Parties under the then-current applicable Research Plan, Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan. By way of example, but not limitation, in the event that the termination of this Agreement occurs in the middle of a Phase 3 Clinical Trial for a Development Candidate, then each Party will continue to bear its share of all Development Costs with respect to such Phase 3 Clinical Trial until it is concluded.

(ii) During the applicable wind-down period, neither Party will make any statement to any Person, whether written, verbal, electronic or otherwise, that disparages any Product or Reversion Product, the work performed by either Party under this Agreement, or the other Party.

(b) Remaining Inventories. Except for termination under Section 16.4 or Section 16.5, each Party will be entitled, during the [***] following termination of this Agreement, to finish any work-in-progress and to sell in the Territory any inventory of Research Candidate, Development Candidate, Product or Reversion Product that remains on hand as of the effective date of the termination. SGI or Unum will pay to the other Party the royalties and milestone payments applicable to such sales in accordance with the terms and conditions of this Agreement.

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16.7 Other Remedies. Termination or expiration of this Agreement for any reason will not release either Party from any liability or obligation that already has accrued prior to such expiration or termination, nor affect the survival of any provision hereof to the extent it is expressly stated to survive such termination. Termination or expiration of this Agreement for any reason will not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, that a Party may have hereunder or that may arise out of or in connection with such termination or expiration.

16.8 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Unum and SGI are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that each Party, as licensee of certain rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party (such Party, the “Bankrupt Party”) under the U.S. Bankruptcy Code, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such other Party and all embodiments of such intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon such other Party’s written request therefor, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a), following the rejection of this Agreement by the Bankrupt Party upon written request therefor by the other Party.

16.9 Survival. Termination or expiration of this Agreement will not affect rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration of this Agreement. Notwithstanding anything to the contrary, the following provisions will survive and apply after expiration or termination of this Agreement: Sections 5.8(b), 7.1(d)(i), 7.1(d)(ii), 7.2, 7.3, 10.1(e), 10.3, 10.4(j), 10.4(l), 10.5, 10.6, 10.9, 11.10(c), 11.17, 12.1, 12.2, 12.4, 13.6 and 13.7, and Article 1, Article 14, Article 15, Article 16, Article 17 and Article 18. In addition, the other applicable provisions of Article 11 will survive such expiration or termination of this Agreement to the extent required to make final reimbursements, reconciliations or other payments incurred or accrued prior to the date of termination or expiration. For any surviving provisions requiring action or decision by a Committee or an Executive Officer, each Party will appoint representatives to act as its Committee members or Executive Officer, as applicable. All provisions not surviving in accordance with the foregoing will terminate upon expiration or termination of this Agreement and be of no further force and effect.

ARTICLE 17

DISPUTE RESOLUTION

17.1 Disputes. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. In the event of any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement (other than (a)

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differences of [***] at a Committee, which will be resolved pursuant to Section 4.6, or (b) disputes relating to the payment obligations to be paid for a Reversion Product, which will be resolved pursuant to Sections 3.1(d), 3.2(c) or 3.2(d) and Exhibit I), including any alleged failure to perform, or breach, of this Agreement (“Arbitral Matter”), or any issue relating to the interpretation or application of this Agreement, then upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts will include at least one in-person meeting between the Executive Officers of each Party. If the matter is not resolved within [***] days following the written request for discussions, either Party may then invoke the provisions of Section 17.1 or Section 17.9, as appropriate, provided, however, that the provisions of Section 17.1 will not be invoked and rather the applicable Party has the right to invoke its decision-making authority if the dispute relates to (a) the Prosecution or Maintenance of the Patents pursuant to Section 12.5, and (b) the enforcement of the Patents pursuant to Section 12.6. For the avoidance of doubt, any differences of business, technical or scientific judgment arising at a Committee pursuant to Article 4 will be resolved solely in accordance with Section 4.6 unless referred by the Executive Officers for resolution in accordance with this Article 17.

17.2 Arbitration. Any Arbitral Matter that is not resolved pursuant to Section 17.1, except for a dispute, claim or controversy under Section 17.9 or as otherwise noted in Section 17.1, will be settled by binding arbitration as follows. Either Party, following the end of the [***] day period referenced in Section 17.1, may refer such issue to arbitration by submitting a written notice of such request to the other Party. The Parties hereby agree that any period of limitations that would otherwise expire between the initiation of an arbitration proceeding and its conclusion will be extended until twenty (20) days after the conclusion of the arbitration. Promptly following receipt of such notice, the Parties will meet and discuss in good faith and agree on an arbitrator to resolve the issue, which arbitrator will be neutral and independent of both Parties and all of their respective Affiliates, will have significant experience and will have expertise in licensing and partnering agreements in the pharmaceutical and biotechnology industries. If the Parties cannot agree on such arbitrator within [***] of request by a Party for arbitration, then such arbitrator will be appointed by JAMS, which arbitrator must meet the foregoing criteria. The place of arbitration will be New York, NY. The proceedings will be conducted pursuant to the rules set forth by JAMS for such proceedings. The Parties agree that discovery appropriate to the issues in the dispute will be permitted in the arbitration, including reasonable document requests, pre-hearing exchanges of information, expert witness disclosures, limited depositions of important witnesses and other appropriate discovery, provided that such discovery will be limited to the narrower of (a) the scope of discovery agreed to by the Parties, or if none can be agreed, established by the arbitrator, and (b) such discovery as would be permitted by the Federal Rules of Civil Procedure and is approved by the arbitrator, keeping in mind the goal of an expedited and efficient proceeding. The arbitration will be governed by the procedural and substantive law set forth in Section 17.2 and the United States Arbitration Act, 9 U.S.C. §§1-16 to the exclusion of any inconsistent state laws. Either Party may apply to the arbitrator for interim injunctive relief or may seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the matter pursuant to this Article 17. The Parties have the right to be represented by counsel. Any judgment or award rendered by the arbitrator will be final and binding on the Parties, and will be governed by the terms and conditions hereof, including the limitation on damages set forth in Section 14.5. The Parties agree that such a judgment or award may be enforced in any court of competent jurisdiction. The statute of limitations of the State of Delaware applicable to the commencement of a lawsuit will apply to the commencement of arbitration under this Article 17. Each Party will bear its own costs and expenses and attorneys’ fees in

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the arbitration, except that the arbitrator may order the non-prevailing Party to bear all or an appropriate part (reflective of the relative success on the issues) of the costs and expenses and reasonable attorneys’ fees incurred by the prevailing Party based on the relative merits of each Party’s positions on the issues in the dispute. The Party that does not prevail in the arbitration proceeding will pay the arbitrator’s fees and expenses and any administrative fees of arbitration. All proceedings and decisions of the arbitrator(s) will be deemed Confidential Information of each of the Parties, and will be subject to Article 15.

17.3 Governing Law. This Agreement will be governed by and construed under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

17.4 Award. Any award to be paid by one Party to the other Party as determined by the arbitrator as set forth above under Section 17.1 will be promptly paid in U.S. dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award will, to the maximum extent permitted by law, be charged against the Party resisting enforcement. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Article 17, and agrees that, subject to the U.S. Federal Arbitration Act, 9 U.S.C. §§ 1-16, judgment may be entered upon the final award in the Federal District Court for the State of New York and that other courts may award full faith and credit to such judgment in order to enforce such award. The award will include interest from the date of any damages incurred for breach of this Agreement, and from the date of the award until paid in full, at a rate fixed by the arbitrator.

17.5 Injunctive Relief. Nothing in this Article 17 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding. Therefore, in addition to its rights and remedies otherwise available at law, including the recovery of damages for breach of this Agreement, upon an adequate showing of material breach, and without further proof of irreparable harm other than this acknowledgement, such non-breaching Party will be entitled to seek (a) immediate equitable relief, specifically including, but not limited to, both interim and permanent restraining orders and injunctions, and (b) such other and further equitable relief as the court may deem proper under the circumstances. For the avoidance of doubt, nothing in this Section 17.5 will otherwise limit a breaching Party’s opportunity to cure a material breach as permitted in accordance with Section 16.3(a).

17.6 Confidentiality. The arbitration proceeding will be confidential and the arbitrator will issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by law, no Party will make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, will be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

17.7 Survivability. Any duty to arbitrate under this Agreement will remain in effect and be enforceable after termination of this Agreement for any reason.

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17.8 Jurisdiction. For the purposes of this Article 17, the Parties acknowledge their diversity (SGI having its principal place of business in the State of Washington and Unum having its principal place of business in the Commonwealth of Massachusetts), and except as provided in Section 18.11, agree to accept the jurisdiction of any United States District Court located in the State of New York for the purposes of enforcing or appealing any awards entered pursuant to this Article 17 and for enforcing this Agreements reflected in this Article 17 and agree not to commence any action, suit or proceeding related thereto except in such courts.

17.9 Patent and Trademark Disputes. Notwithstanding Section 17.1, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Unum Background Patents, Unum Program IP, SGI Background Patents, SGI Program IP or Marks covering the manufacture, use, importation, offer for sale or sale of Products will be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

ARTICLE 18

MISCELLANEOUS

18.1 Entire Agreement; Amendment. This Agreement, including the Exhibits hereto, and the Ancillary Agreements set forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements (including the Existing Confidentiality Agreement) and understandings between the Parties existing as of the Effective Date with respect to the subject matter hereof. In the event of any inconsistency between any plan hereunder (including the Early Clinical Development Plan, Late Clinical Development Plan or Joint Commercialization Plan) and this Agreement, the terms of this Agreement will prevail. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

18.2 Force Majeure. Both Parties will be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented or delayed by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse will be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition; provided, however, that if the condition constituting force majeure continues for more than ninety (90) consecutive days the other Party has the option to terminate this Agreement immediately upon written notice. For purposes of this Agreement, force majeure will mean conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).

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18.3 Notices. Any notice required or permitted to be given under this Agreement will be in writing, will specifically refer to this Agreement, and will be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 18.3, and will be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable international expedited delivery service, or (b) when delivered, if sent by email or facsimile transmission (receipt verified), or (c) five (5) Business Days after mailing, if mailed by first class certified or registered mail, postage prepaid, return receipt requested. This Section 18.3 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to Unum:	Unum Therapeutics, Inc.
One Broadway 4th Floor
Cambridge, MA 02142
Email: christiana.stamoulis@unumrx.com Attention: Christiana Stamoulis Chief Financial Officer and Head of Corporate Development

With a copy to (which will not	Goodwin Procter LLP
constitute notice):	Exchange Place
53 State Street
Boston, MA 02109
Attention: Kingsley L. Taft, Esq.

If to SGI:	Seattle Genetics, Inc.
21823 30th Drive St
Bothell, WA 98021
Fax: (425) 527-4107
Email: legal@seagen.com
Attention: General Counsel

Invoices to SGI:	accountspayable@seagen.com,

With a copy to:	Accounts Payable
21823 – 30th Drive SE
Bothell, WA 98021

18.4 No Strict Construction; Headings. This Agreement has been prepared jointly and will not be strictly construed against either Party. Ambiguities, if any, in this Agreement will not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

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18.5 Assignment.

(a) Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to an Affiliate or to a successor to substantially all of the assets or business to which this Agreement relates, whether in a merger, sale of stock, sale of assets, reorganization or other transaction. Any permitted successor or assignee of rights or obligations hereunder will, in a writing to the other Party, expressly assume performance of such rights or obligations (and in any event, any Party assigning this Agreement to an Affiliate will remain bound by the terms and conditions hereof). Any permitted assignment will be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 18.5 will be null, void and of no legal effect.

(b) Notwithstanding anything to the contrary herein, (i) no Materials, Know-How, Patents, Regulatory Materials or Regulatory Approvals not Controlled by a Party or any of its Affiliates prior to an Industry Transaction of such Party will be deemed Controlled for purposes of this Agreement after such Industry Transaction, other than (1) any Program IP arising from the performance of the activities contemplated under this Agreement no matter when Controlled, and (2) any Patent that claims priority, directly or indirectly, to any other Patent first Controlled by such Party before such Industry Transaction no matter when such Patent is filed or issued, and (ii) this Agreement (including Section 10.8 (Exclusivity) and Section 10.9 (Acquisition of Alternative Product Rights)) will apply only to those assets (including the items identified in clause (i) above) Controlled by a Party and its Affiliates before such Industry Transaction. For the purposes of this Agreement, (A) “Industry Transaction” of a Party means that (1) such Party has become an Affiliate of an entity that is a Drug Company (as defined below), or (2) any sale, license or other transfer (in one transaction or a series of related transactions) of all or substantially all of such Party’s assets or that portion of such Party’s business pertaining to the subject matter of this Agreement has occurred to a Drug Company, and (B) “Drug Company” will mean any independent Third Party entity that prior to the date of the Industry Transaction conducts research and development of pharmaceutical products in the biotechnology or pharmaceutical industry or develops or commercializes therapeutic or diagnostic products.

(c) Following any Industry Transaction of Unum or its Affiliates, in the event such Drug Company has, or has rights or an interest in, at any time, a product that would otherwise meet the definition of an Alternative Product, such Drug Company will establish reasonable firewalls to prevent disclosure of SGI Confidential Information, SGI Background IP and SGI Program IP (collectively, the “SGI Sensitive Information”) beyond Unum or its Affiliates personnel who continue to actively perform obligations under this Agreement, and to control the dissemination of SGI Sensitive Information disclosed after the Industry Transaction of Unum or its Affiliates with such Drug Company. For clarity, the foregoing will not apply to any SGI Sensitive Information that is not treated as Confidential Information under Article 15. Notwithstanding the foregoing, following such Industry Transaction of Unum or its Affiliates, Unum will be allowed to provide the amount of financial payments (including the underlying reports provided hereunder) from SGI to Unum hereunder to a Third Party acquirer or its Affiliates.

(d) Following any Industry Transaction of SGI or its Affiliates, in the event such Drug Company has, or has rights or an interest in, at any time, a product that would otherwise meet the definition of an Alternative Product, such Drug Company will establish reasonable firewalls to prevent disclosure of Unum Confidential Information, Unum Background IP and Unum Program IP (collectively, the “Unum Sensitive Information”) beyond SGI or its Affiliates personnel who continue to actively perform obligations under this Agreement, and to control the dissemination of Unum Sensitive

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Information disclosed after the Industry Transaction of SGI or its Affiliates with such Drug Company. For clarity, the foregoing will not apply to any Unum Sensitive Information that is not treated as Confidential Information under Article 15. Notwithstanding the foregoing, following such Industry Transaction of SGI or its Affiliates, SGI will be allowed to provide the amount of financial payments (including the underlying reports provided hereunder) from Unum to SGI hereunder to a Third Party acquirer or its Affiliates.

18.6 Standstill.

(a) Restrictions. SGI agrees that during the period (“Standstill Period”) commencing on the Effective Date and ending on the later to occur of (A) the [***] anniversary of the [***] to occur of (w) the date of consummation of an initial public offering of the common stock of Unum pursuant to an effective registration statement under the Securities Act of 1933, as amended, or a foreign equivalent thereof (the “IPO”), (x) the date that Unum becomes subject to the requirements of Section 12 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (y) the date Unum files a Form 10 with the Securities and Exchange Commission for the registration of a class of its securities, and (z) the date the stockholders of Unum acquire at least the majority of shares of public company that is subject to the reporting requirements of the Exchange Act (each such date in subclauses (w), (x), (y) and (z), the “Public Company Date”), (B) the [***] anniversary of the Effective Date, if no IPO has been consummated during such [***] period and (c) the date of termination or expiration of this Agreement in accordance with Article 16, neither SGI nor any of its Affiliates will, directly or indirectly:

(i) propose (1) any merger, consolidation, business combination, tender or exchange offer, purchase of Unum’s assets or businesses, or similar transactions involving Unum or (2) any recapitalization, restructuring, liquidation or other extraordinary transaction with respect to Unum;

(ii) acquire beneficial ownership of any securities (including in derivative form) of Unum (collectively, a transaction specified in Section 18.6(a) and this Section 18.6(a)(ii) involving a majority of Unum’s outstanding capital stock or consolidated assets, is referred to as a “Business Combination”), (A) propose or seek, whether alone or in concert with others, any “solicitation” (as such term is used in the rules of the Securities and Exchange Commission (“SEC”)) of proxies or consents to vote any securities of Unum, (B) nominate any person as a director of Unum, (C) propose any matter to be voted upon by the stockholders of Unum, or (D) act, alone or in concert with others, to seek to control the management, Board of Directors, policies or affairs of Unum;

(iii) directly or indirectly, form, join or in any way participate in a third party “group” (as such term is used in the rules of the Securities and Exchange Commission) (or discuss with any third party the potential formation of a group) with respect to any securities of Unum or a Business Combination involving Unum;

(iv) request Unum (or any of its officers, directors, Affiliates (as such term is defined in Rule 12b-2 of the Exchange Act) employees, attorneys, accountants, financial advisors and other professional representatives, directly or indirectly, to amend or waive any provision of this Section 18.6 (including this sentence); or

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(v) take any action that could reasonably be expected to require Unum to make a public announcement regarding a potential Business Combination under applicable SEC or stock exchange rules.

(b) Exceptions.

(i) Notwithstanding the restrictions of Section 18.6(a), nothing in this Agreement will prohibit SGI or any of its Affiliates from owning or acquiring in the ordinary course and for passive investment purposes the legal or beneficial interest in up to [***]%) of the outstanding shares of Unum.

(ii) Nothing in this Agreement will prevent SGI from communicating with the [***] of Unum to make a proposal for a Business Combination, so long as such communication is made confidentially and would not reasonably be expected to require public disclosure by Unum under applicable SEC or stock exchange rules.

(iii) Following the end of the Standstill Period, nothing in this Agreement (including the prohibitions on use and disclosure set forth in Article 15) will, directly or indirectly, prevent or otherwise limit SGI from taking any actions referred to in this Section 18.6 or related thereto, and in each case without notice to or consultation with Unum. The expiration of the Standstill Period will not terminate or otherwise affect any of the other provisions of this Agreement.

(iv) The obligations and restrictions of SGI under Section 18.6(a) will automatically terminate and be of no further force or effect (i) upon Unum publicly announcing a process designed to solicit offers relating to transactions that, if consummated, would constitute a Business Combination; (ii) from and after the execution by Unum of a definitive agreement that, if consummated, would result in a Business Combination; or (iii) upon the board of directors of Unum adopting a plan of liquidation or dissolution.

(v) If (A) Unum receives a [***] from a Third Party with respect to an Business Combination, which proposal Unum’s Board of Directors [***], and (B) Unum’s Board of Directors will have commenced a process to solicit proposals from Third Parties for a Business Combination, then Unum will promptly notify SGI of such determination by Unum’s Board of Directors (but in no event later than [***] after such determination), it being understood and agreed by SGI that: (1) Unum will be under no obligation to specify in such notice the [***], the [***], or any other [***]of such proposed transaction; rather [***] of Unum’s having [***] from a Third Party with respect to a Business Combination of Unum, which proposal Unum’s Board of Directors [***], (2) SGI will have no right to disclose to any Third Party such information contained in such notice, or take any other action which would reasonably likely result in Unum being required to publicly disclose such information, (3) the information disclosed in such notice is the Confidential Information of Unum, which SGI acknowledges is material, non-public information of Unum, and (4) Unum and its advisors will be free to conduct any such process as they in their sole discretion will determine, including, without limitation, negotiating with any of the prospective parties and entering into a definitive agreement without additional notice to SGI.

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(c) No Transfers or Sales. SGI agrees that, neither it nor any of its Affiliates will, without the prior written consent of the managing underwriter, during the period commencing on the date that SGI first purchases shares of any securities of Unum pursuant to the Equity Agreements and ending on the earlier of: (x) the [***] anniversary of the Public Company Date, (y) an Industry Transaction of Unum and (z) the termination of this Agreement for any reason, (i) lend, offer, pledge, sell, encumber, assign, distribute, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise), any securities of Unum held immediately before the effective date of the registration statement for the offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the securities of Unum, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities of Unum or other securities, in cash or otherwise. The foregoing provisions of this Section 18.6(b)(v) will not apply to the sale of any equity securities to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the public offering of Unum are intended third party beneficiaries of this Section 18.6(b)(v) and has the right, power and authority to enforce the provisions hereof as though they were a party hereto. SGI further agrees to execute such agreements as may be reasonably requested by the underwriters in the public offering of Unum that are consistent with this Section 18.6(b)(v) or that are necessary to give further effect thereto. In order to enforce the covenant in this Section 18.6(b)(v), Unum may impose stop-transfer instructions with respect to the equity securities held by SGI (and transferees and assignees thereof) until the end of such restricted period.

(d) Termination. The restrictions set forth in this Section 18.6 will terminate and be of no further force or effect immediately prior to the consummation of a Deemed Liquidation Event (as such term is defined in the certificate of incorporation of Unum, as may be amended from time to time). In addition, the prohibitions set forth in the foregoing Section 18.6 will not apply to (i) any investment in any securities of Unum or its subsidiaries by or on behalf of any independently managed pension plan or employee benefit plan or trust, including without limitation (A) any direct or indirect interests in portfolio securities held by an investment company registered under the Investment Company Act of 1940, as amended, or (B) interests in securities comprising part of a mutual fund or broad based, publicly traded market basket or index of stocks approved for such a plan or trust in which such plan or trust invests; or (ii) securities of Unum or any of its subsidiaries held by a person acquired by SGI (or any of SGI’s Affiliates) on the date such person first entered into an agreement to be acquired by SGI (or such Affiliate) or acquired after such person was acquired by SGI (or such Affiliate) pursuant to an agreement requiring (but only to the extent requiring) such person to acquire such securities, which agreement was in effect on the date such person first entered into an agreement to be acquired by SGI (or such Affiliate), or (iii) any assets or securities of Unum, as debtor, that are acquired in a transaction subject to the approval of the U.S. Bankruptcy Court pursuant to proceedings under the U.S. Bankruptcy Code.

18.7 HSR Compliance.

(a) HSR Filing. If Unum notifies SGI pursuant to Section 3.3(a)(ii), or if SGI notifies Unum pursuant to Section 3.3(b)(ii), that an HSR Filing is required, then each of SGI and Unum will make an HSR Filing within five (5) Business Days after such notice. The Parties will cooperate with one another to the extent necessary in the preparation of any such HSR Filing.

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(b) HSR Clearance. In connection with obtaining HSR Clearance, SGI and Unum will use their respective commercially reasonable efforts to resolve as promptly as practicable any objections that may be asserted by FTC or DOJ with respect to the transactions notified in an HSR Filing; provided, the term “commercially reasonable efforts” does not require either party to (a) sell, divest (including through a license or a reversion of licensed or assigned rights), hold separate, transfer or dispose of any assets, operations, rights, product lines, businesses or interest therein of itself or any of its Affiliates (or consent to any of the foregoing actions); or (b) litigate or otherwise formally oppose any determination (whether judicial or administrative in nature) by a governmental authority seeking to impose any of the restrictions referenced in clause (a) above.

(c) Cooperation. In connection with obtaining HSR Clearance, each of SGI and Unum will (a) cooperate with each other in connection with any investigation or other inquiry relating to an HSR Filing and the transactions notified therein; (b) keep the other Party or its counsel informed of any communication received from or given to the FTC or DOJ relating to an HSR Filing and the transactions notified therein (and provide a copy to the other Party if such communication is in writing); (c) reasonably consult with each other in advance of any meeting or conference with the FTC or DOJ, and to the extent permitted by the FTC or DOJ, give the other Party or their counsel the opportunity to attend and participate in such meetings and conferences; and (d) permit the other Party or its counsel to review in advance, and in good faith consider the views of the other Party or its counsel concerning, any submission, filing or communication (and documents submitted therewith) intended to be given to the FTC or DOJ.

18.8 Performance by Affiliates. Subject to the limitations of Section 10.4, each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

18.9 Nonsolicitation. During the term of this Agreement, each Party agrees that neither it nor any of its Affiliates will knowingly recruit, solicit or induce, directly or indirectly, any employee of the other Party or any of its Affiliates directly involved in the Research, Development, Manufacture or Commercialization activities with respect to any Research Candidates, Development Candidates or Products to terminate his or her employment with the other Party or such Affiliate and become employed by or consult for such Party or any of its Affiliates. For purposes of the foregoing sentence, “recruit”, “solicit” or “induce” will not be deemed to mean (a) circumstances where an employee initiates contact with such Party or any of its Affiliates with regard to possible employment, or (b) general solicitations of employment not specifically targeted at employees of the other Party or any of its Affiliates, including responses to general advertisements.

18.10 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

18.11 Compliance with Applicable Law. Each Party will comply with Applicable Law in the course of performing its obligations or exercising its rights pursuant to this Agreement.

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18.12 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by an arbitrator or by any court of competent jurisdiction from which no appeal can be or is taken, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof. The Parties will make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering into this Agreement may be realized.

18.13 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

18.14 Independent Contractors. Each Party will act solely as an independent contractor, and nothing in this Agreement will be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein will be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

18.15 Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

UNUM THERAPEUTICS, INC.		SEATTLE GENETICS, INC.

By:	/s/ Charles Wilson	By:	/s/ Clay B. Siegall
Name:	Charles Wilson	Name:	Clay B. Siegall
Title:	President and CEO	Title:	Pres & CEO

Signature Page to Collaboration Agreement

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EXHIBIT A

ANTIGEN INFORMATION

1.	Expression of the Antigen (mRNA + protein) in different tumor types and different normal tissues, Antigen shedding in patient and normal human (or animal models) blood

2.	Antibody affinity and specificity for the Antigen, including ability to recognize homologues

3.	Antibody affinity for CD16

4.	In vitro cell killing activity for the Antibody if any, and assessment if any of in vitro or in vivo ADCC killing

5.	In vivo tumor activity

6.	Animal PK

7.	Antibody stability, aggregation, suitability for manufacture, timelines for manufacture (if not already manufactured), CHO cell titers and analytics (if manufactured)

8.	Clinical results (including summary of adverse events, assessments for efficacy, PK, PK/PD, RO)

9.	Any know Patents or Know-How relating to the Antigen or Antibody (to be provided in a format to be mutually agreed by the Parties)

10.	Any Third Party financial obligations relating to the Antigen or Antibody

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EXHIBIT B

SGI EXISTING IN-LICENSES

License Agreement, dated [***], by and between SGI and [***]. (Antigen A-1)

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EXHIBIT C

UNUM EXISTING IN-LICENSES

The NUS Agreement.

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EXHIBIT D

JOINT STEERING COMMITTEE

Unum: Charles Wilson, Seth Ettenberg and Christiana Stamoulis

SGI: To be determined within 30 days of the Effective Date.

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EXHIBIT E-1

INITIAL RESEARCH PLAN FOR A1 ANTIGEN

[***]

In Vitro Phase

SGI will transfer to Unum:

1.	The [***] lead [***]mAb ([***] mg), [***] ([***] mg) and isotype control mAb (approximately [***] mgs)

2.	Catalog number and source of the cell Lines to be used:

Sample Name	Cancer Type	Catalog Number	Source

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

3.	Standard protocols for growth and expression analysis of target cells, including source and catalog numbers for appropriate target detection antibodies(or labeled [***]) for flow cytometry.

Examples of assays run during this phase of work include (but are not limited to):

1.	Reagent and cell line characterization for use in Unum assays – antibody physical integrity (gel); antibody concentration determination (UV); antibody detection with standard reagents (e.g. anti-IgG antibody); antibody binding to target (cell-surface, soluble if available); antibody binding specificity (e.g. target vs. non-target cell); target expression quantitation on cell lines

2.	Characterization of mAb binding to ACTR – Dose titration of [***] mAb on [***] cells (compare to historical binding data).

3.	Characterization of [***] cell activation by mAb—Evaluate activation markers (flow cytometry) on [***]7, +/-mAb (compare to historical data)

4.	Characterize mAb activation of primary T-cells (from 2-3 healthy donors)—[***] Flow cytometry-based phenotype + target cancer cell lines, +/- mAb; [***] (IC) and release; Proliferation of primary T-cells (CSFE). Full panel of assays with multiple donors on up to [***] target cell lines with the option for confirmatory data on up to [***] cell lines total.

In Vivo Phase

SGI will transfer to Unum:

1.	Approximately [***] mgs each of [***] and isotype control

2.	SOP for the [***] (or other models) [***]

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Assays run during this phase of work include (but are not limited to):

1.	Model development – determine cell number and growth kinetics for use in efficacy model

2.	Test single high dose efficacy of mAb and ACTR combination and compare to controls (antibody isotype control and non-ACTR T-cell control)

3.	Correlative studies include:

i.	T-cell activation (serum and cell)

ii.	T-cell proliferation

4.	Test an additional in vivo model (e.g. PC-3)

Decision to proceed

Following the in vivo research phase, both companies will evaluate the data including activity and immunologic specificity and decide whether to proceed to clinical trials or to conduct further research.

Translational Phase

SGI and Unum will decide jointly which translational research questions are addressed and the extent to which they are investigated.

SGI will transfer to Unum:

Blood, tissues, cells, and protocols if possible.

Questions include:

•	How does the level of target expression vary across patients, and what effect does this have on ACTR efficacy? Understand the relevant levels of receptor (number of receptors / cell) on cell from historical SGI data, or develop a new data set using quantitative FACS.

•	Across multiple [***] positive cell lines run T-cell cytotoxicity assay with dose titration curve [***] mAb

•	Is there an expression threshold (a minimal expression level required for ACTR efficacy with a particular mAb)?

•	mRNA electroporation of [***] into a [***] negative cell, evaluate ACTR-Ab combination in T-cell cytotoxicity assay

•	What potential combination therapies (e.g. targeted LMW, other protein therapeutics) would the patient population benefit from that work well, or are antagonistic to ACTR therapy?

•	Select a small subset of SOC and targeted therapies used in the indication and patient population of choice and combine with ACTR in vitro / in vivo assays.

•	What contribution or effects of pervious therapy in a given patient population or disease burden have on mAb / ACTR T-cell product?

•	Obtain [***] patient blood samples from selected indications and patient populations, produce ACTR T-cells and test expansion and potency in vitro.

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EXHIBIT E-2

INITIAL RESEARCH PLAN FOR A2 ANTIGEN

[***]

In Vitro Phase

SGI will transfer to Unum:

1.	The [***]lead mAbs ([***] mgs), and isotype control mAb (approximately [***] mgs)

2.	Catalog number and source of the cell Lines to be used:

Sample Name	Cancer Type	Catalog Number	Source

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

3.	Standard protocols for growth and expression analysis of target cells, including source and catalog numbers for appropriate target detection antibodies for flow cytometry.

Examples of assays run during this phase of work include (but are not limited to):

1.	Reagent and cell line characterization for use in Unum assays – antibody physical integrity (gel); antibody concentration determination (UV); antibody detection with standard reagents (e.g. anti-IgG antibody); antibody binding to target (cell-surface, soluble if available); antibody binding specificity (e.g. target vs. non-target cell); target expression quantitation on cell lines

2.	Characterization of mAb binding to ACTR – Dose titration of [***] mAbs on ACTR Jurkat cells (compare to historical binding data).

3.	Characterization of [***] cell activation by mAb - Evaluate activation markers (flow cytometry) on ACTR-[***] cells + [***], +/-mAb (compare to historical data)

4.	Characterize mAb activation of primary T-cells (from [***] healthy donors) —Cytotoxicity ([***]); Flow cytometry-based phenotype + target cancer cell lines, +/- mAb; Cytokine levels (IC) and release; Proliferation of primary T-cells (CSFE). Full panel of assays with multiple donors on up to [***] target cell lines with the option for confirmatory data on up to [***] cell lines total.

In Vivo Phase

SGI will transfer to Unum:

1.	Approximately [***] mgs each of [***] lead mAb and isotype control

2.	SOP for the xenograft models

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Assays run during this phase of work include (but are not limited to):

1.	Model development – determine cell number and growth kinetics for use in efficacy model (do we need to create a new luciferized model)

2.	Test single high dose efficacy of mAb and ACTR combination and compare to controls (antibody isotype control and non-ACTR T-cell control)

3.	Correlative studies include:

i.	T-cell activation (serum and cell)

ii.	T-cell proliferation

4.	Test an additional in vivo model (e.g. [***])

Decision to proceed

Following the in vivo research phase, both companies will evaluate the data including activity and immunologic specificity and decide whether to proceed to clinical trials or to conduct further research.

Translational Phase

SGI and Unum will decide, jointly, which translational research questions are addressed and the extent to which they are investigated.

SGI will transfer to Unum:

Blood, tissues, cells, and protocols if possible.

Questions include:

•	How does the level of target expression vary across patients, and what effect does this have on ACTR efficacy? Understand the relevant levels of receptor (number of receptors / cell) on cell from historical SGI data, or develop a new data set using quantitative FACS.

•	Across multiple BCMA positive cell lines run T-cell cytotoxicity assay with dose titration curve of [***] mAb

•	Is there an expression threshold (a minimal expression level required for ACTR efficacy with a particular mAb)?

•	mRNA electroporation of [***] into a [***] cell, evaluate ACTR-Ab combination in T-cell cytotoxicity assay

•	What potential combination therapies (e.g. targeted LMW, other protein therapeutics) would the patient population benefit from that work well, or are antagonistic to ACTR therapy?

•	Select a small subset of SOC and targeted therapies used in the indication and patient population of choice and combine with ACTR in vitro / in vivo assays.

•	What contribution or effects of pervious therapy in a given patient population or disease burden have on mAb / ACTR T-cell product?

•	Obtain [***] patient blood samples from selected indications and patient populations, produce ACTR T-cells and test expansion and potency in vitro.

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EXHIBIT F

EXISTING UNUM BACKGROUND PATENTS

Application Number	Title	Filing Date

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

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EXHIBIT G

EXISTING SGI BACKGROUND PATENTS

Liv-1 Families
Case Number	Country	Application Number	Filing Date	Publication Number	Patent Number	Issue Date
[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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SEA Technology
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EXHIBIT H

PRESS RELEASE

FOR RELEASE:             Monday, June 8, 2015

                                         6:00 a.m. Pacific / 9:00 a.m. Eastern

Seattle Genetics and Unum Therapeutics Enter into Strategic Cancer Immunotherapy Collaboration

-Collaboration Combines Seattle Genetics’ Expertise in Cancer Targets and Antibody-Based Therapies with Unum’s Novel Antibody-Coupled T-cell Receptor (ACTR) Technology-

-Companies to Focus on the Development of Next Generation Cellular Immunotherapy Agents that Combine Unum’s Universal T-cell Approach with Select Seattle Genetics Targets and Antibodies-

BOTHELL, WA and CAMBRIDGE, MA – June 8, 2015 – Seattle Genetics, Inc. (Nasdaq: SGEN) and Unum Therapeutics announced today that the two companies have entered into a strategic collaboration and license agreement to develop and commercialize novel antibody-coupled T-cell receptor (ACTR) therapies for cancer.

Unum’s proprietary ACTR technology enables programming of a patient’s T-cells to attack tumor cells when co-administered with tumor-specific therapeutic antibodies. Seattle Genetics, through its extensive work in the field of antibody-drug conjugates (ADCs), has a substantial portfolio of cancer targets and tumor-specific monoclonal antibodies from which programs will be selected for the collaboration.

“This collaboration is an exciting extension of our work over more than 17 years, empowering antibodies in order to provide new therapeutic options for cancer patients,” said Clay B. Siegall, Ph.D., President and Chief Executive Officer of Seattle Genetics. “Unum’s innovative technology for a universal, antibody-directed cellular immunotherapy is differentiated from other engineered T-cell approaches, and may have broad applicability across a range of cancer targets. We are pleased to be collaborating with one of the most promising companies in the emerging field of cellular immunotherapy to develop new treatment options for cancer patients with unmet medical needs.”

“Unum’s strategy is to develop and commercialize a universal cellular immunotherapy that can be used in combination with a variety of antibodies to attack a wide range of hematological and solid tumors,” said Charles Wilson, Ph.D., President and Chief Executive Officer of Unum Therapeutics. “We believe that our unique approach has the potential to advance beyond the safety and efficacy limitations of current generation T-cell approaches. We are delighted to collaborate with Seattle Genetics in the development of ACTR therapies. Their leadership in antibody-based therapies and expertise in the development of cancer treatments will be invaluable as we work together to bring potentially breakthrough therapies to patients.”

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Under the terms of the agreement, Seattle Genetics will make an upfront payment of $25 million and an equity investment of $5 million in Unum’s next round of private financing. The companies will initially develop two ACTR products incorporating Seattle Genetics’ antibodies, and Seattle Genetics has an option to expand the collaboration to include a third ACTR product. Unum will conduct preclinical research and clinical development activities through phase 1 with funding from Seattle Genetics. The companies will work together to co-develop and jointly fund programs after phase 1 unless either company opts out. Seattle Genetics and Unum will co-commercialize and share profits 50/50 on any co-developed programs in the United States. Seattle Genetics will retain exclusive commercial rights outside of the United States, paying Unum high single to mid-double digit royalties on ex-U.S. sales. Potential option fee and progress-dependent milestone payments to Unum under the collaboration may total up to $615 million across all three ACTR programs.

As a result of the amounts paid up front and the additional development activities expected under this deal, Seattle Genetics will provide revised 2015 financial guidance in connection with announcing its second quarter financial results currently planned for July 30, 2015.

About ACTR Technology

ACTR is a chimeric protein that combines components from receptors normally found on two different human immune cell types – natural killer (NK) cells and T-cells – to create a novel cancer cell killing activity. T-cells bearing the ACTR receptor can be directed to attack tumor cells by providing a monoclonal antibody that binds to antigens on the cancer cell surface and then acts as a bridge to the ACTR T-cell, enabling tumor cell killing. Unum has built a platform for cancer treatment based upon ACTR. In contrast to other approaches that are limited to a single target and treat a narrow set of tumors, Unum’s approach is not restricted by antigen and may have applications for treating many types of cancers.

About Seattle Genetics

Seattle Genetics is a biotechnology company focused on the development and commercialization of innovative antibody-based therapies for the treatment of cancer. Seattle Genetics is leading the field in developing antibody-drug conjugates (ADCs), a technology designed to harness the targeting ability of antibodies to deliver cell-killing agents directly to cancer cells. The company’s lead product, ADCETRIS® (brentuximab vedotin) is a CD30-targeted ADC that, in collaboration with Takeda Pharmaceutical Company Limited, is commercially available for two indications in more than 55 countries, including the U.S., Canada, Japan and members of the European Union. Additionally, ADCETRIS is being evaluated broadly in more than 30 ongoing clinical trials in CD30-expressing malignancies. Seattle Genetics is also advancing a robust pipeline of clinical-stage programs, including SGN-CD19A, SGN-CD33A, SGN-LIV1A, SGN-CD70A, ASG-22ME, ASG-15ME and SEA-CD40. Seattle Genetics has collaborations for its ADC technology with a number of leading biotechnology and pharmaceutical companies, including AbbVie, Agensys (an affiliate of Astellas), Bayer, Genentech, GlaxoSmithKline and Pfizer. More information can be found at www.seattlegenetics.com.

About Unum Therapeutics

Unum Therapeutics uses proprietary T-cell engineering technology in combination with tumor-targeting antibodies to activate the body’s own immune system to fight cancer. Unum’s lead program, based on its Antibody-Coupled T-cell Receptor (ACTR) technology, recently entered Phase 1 clinical testing to assess safety and efficacy. Unum is seeking partners interested in using the ACTR technology to arm proprietary tumor-specific antibodies with a T-cell to improve their therapeutic potential. The company is headquartered in Cambridge, MA. For more information, visit www.unumrx.com.

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For Seattle Genetics:

Certain of the statements made in this press release are forward looking, such as those, among others, relating to the therapeutic potential of ACTR-based products. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include the inability to show sufficient activity in clinical trials and the risk of adverse events as these programs advance in clinical trials. More information about the risks and uncertainties faced by Seattle Genetics is contained in the company’s 10-Q for the quarter ended March 31, 2015 filed with the Securities and Exchange Commission. Seattle Genetics disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #

CONTACTS

Seattle Genetics:

Investors:

Peggy Pinkston

(425) 527-4160

ppinkston@seagen.com

Media:

Tricia Larson

(425) 527-4180

tlarson@seagen.com

Unum Therapeutics:

Mariesa Kemble

Sam Brown Inc.

(608) 850-4745

mariesakemble@sambrown.com

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EXHIBIT I

EXPEDITED ARBITRATION

(a) If a Party exercises its rights under Sections 3.1(d), 3.2(c) or 3.2(d) to refer a dispute relating to the payment obligations for a Reversion Product (a “Valuation Dispute”), then the Parties will follow the expedited dispute resolution process in this Exhibit I (and not the dispute resolution process in Article 17 of this Agreement). The Parties agree and acknowledge that any good faith dispute under Sections 3.1(d), 3.2(c) or 3.2(d) will not be deemed to be a material breach of this Agreement.

(b) The Valuation Dispute will be submitted to fast-track, binding arbitration in accordance with the following:

(i) Arbitration will be conducted in Denver, Colorado under the rules of the American Arbitration Association (“AAA”) for the resolution of commercial disputes in the most expedited manner permitted by such rules. The Parties will appoint a single arbitrator to be selected by mutual agreement. If the Parties are unable to agree on an arbitrator, the Parties will request that the AAA select the arbitrator; provided that (A) the selection of the arbitrator will not be negatively influenced by the geographic location of such arbitration, and (B) the Parties agree that they will reimburse the travel expenses for the arbitrator [***] so that the arbitrator may be selected from any geographic location in the United States. The arbitrator will be a professional in business or licensing experienced in the valuation of biopharmaceutical products with at least ten (10) years of experience in the pharmaceutical and life sciences industries, including the conduct research, development and commercialization collaborations. The cost of the arbitration will be borne equally by the Parties. Except in a proceeding to enforce the results of the arbitration or as otherwise required by Applicable Laws, neither Unum nor SGI nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written agreement of Unum and SGI.

(ii) Within [***] days after such matter is referred to arbitration, each Party will provide the arbitrator with a proposal and written memorandum in support of its position regarding the Valuation Dispute, as well as documentary evidence in support thereof (each a “Brief”) and the arbitrator will provide each Party’s Brief to the other Party after it receives it from both Parties. Each Party’s proposal will be required to comply with the requirements of Section 3.1(d)(ii) or Section 3.2(c)(ii), as applicable, regarding the last and best proposals.

(iii) Within [***] days after a Party submits its Brief, the other Party will have the right to respond thereto. The response and any material in support thereof will be provided to the arbitrator and the other Party.

(iv) The arbitrator will have the right to meet with the Parties as necessary to inform the arbitrator’s determination and to perform independent research and analysis. Within [***] days of the receipt by the arbitrator of both Parties’ responses, the arbitrator will deliver his/her decision regarding the Valuation Dispute in writing (i.e., the payment obligations that will apply to the Development and Commercialization of the applicable Reversion Product); provided that the arbitrator will select one of the resolutions proposed by the Parties (subject to the limitations relating to the last and best proposals as set forth in of Section 3.1(d)(ii) or Section 3.2(c)(ii), as applicable).

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FIRST AMENDMENT TO COLLABORATION AGREEMENT

This First Amendment to Collaboration Agreement (this “Amendment”) is entered into as of October 31, 2017 (the “Amendment Effective Date”), by and between UNUM THERAPEUTICS INC., a Delaware corporation having its principal place of business at 200 Cambridge Park Drive, Suite 3100, Cambridge, MA 02140 (“Unum”), and SEATTLE GENETICS, INC., a Delaware corporation having a principal office at 21823 30th Drive SE, Bothell, WA 98021 (“SGI”). Capitalized terms used in this Amendment but not otherwise defined shall have the meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, Unum and SGI are parties to that certain Collaboration Agreement dated as of June 7, 2015 (the “Agreement”); and

WHEREAS, Unum and SGI desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants herein, the receipt and sufficiency of which are hereby acknowledged, Unum and SGI hereby agree as follows:

1.	Pursuant to Section 1.72, the Parties acknowledge and agree that [***] pursuant to its terms. Notwithstanding the foregoing, the Parties agree to extend the Exchange Period for the A2 Antigen for the period commencing as of [***] and ending on [***].

2.	Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with the terms thereof.

3.	This Amendment and any disputes between the Parties relating to the subject matter of this Amendment shall be construed and the respective rights of the Parties determined as provided in Article 17 of the Agreement, mutatis mutandis.

4.	This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Unum and SGI have caused this Amendment to be executed by their respective authorized representatives as of the Amendment Effective Date.

SEATTLE GENETICS, INC.		UNUM THERAPEUTICS, INC.

BY:	/s/ Dennis Benjamin	BY:	/s/ Christiana Stamoulis
NAME:	Dennis Benjamin	NAME:	Christiana Stamoulis
TITLE:	VP Translational Research	TITLE:	CFO and Head of Corporate Development